ATL01/10690729v10

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

      THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") dated as of July 21, 2000 by and among REGENCY CENTERS, L.P., a Delaware limited partnership ("RCLP"), REGENCY REALTY GROUP, INC., a Florida corporation ("RRG"), each Development Joint Venture (as defined below) which becomes a party hereto pursuant to the execution and delivery of a Joinder Agreement substantially in the form of Exhibit S (RCLP, RRG and each such Development Joint Venture a "Borrower" and collectively, the "Borrowers"), REGENCY REALTY CORPORATION, a Florida corporation (the "Parent"), each of the financial institutions initially a signatory hereto together with their assignees under Section 12.8. (the "Lenders"), FIRST UNION NATIONAL BANK, as Syndication Agent (the "Syndication Agent"), WACHOVIA BANK, N.A., as Documentation Agent (the "Documentation Agent"), each of COMMERZBANK AG, NEW YORK BRANCH and pnc bank, national Association, as a Managing Agent (each a "Managing Agent"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as contractual representative of the Lenders to the extent and in the manner provided in Article XI. below (in such capacity, the "Agent").

      WHEREAS, certain of the Lenders and other financial institutions have made available to RCLP a $635,000,000 revolving credit facility on the terms and conditions contained in that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (as amended and in effect immediately prior to the date hereof, the "Existing Regency Credit Agreement") by and among RCLP, the Parent, such Lenders, such other financial institutions, First Union National Bank, as Syndication Agent, Wachovia Bank, N.A., as Documentation Agent, each of Commerzbank Aktiengesellschaft, New York Branch and pnc Bank, National Association, as a Managing Agent, and Wells Fargo Bank, National Association, as Agent;

      WHEREAS, RCLP, the Lenders and the Agent desire to amend and restate the terms of the Existing Regency Credit Agreement in order to make available to Borrowers a $625,000,000 revolving credit facility, including a $40,000,000 swingline subfacility and a $10,000,000 letter of credit subfacility, all pursuant to the terms hereof.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree that the Existing Regency Credit Agreement is amended and restated in its entirety as follows:

                             ARTICLE I. DEFINITIONS

      SECTION 1.1.      Definitions.
                        -----------

      The following terms, as used herein, have the following meanings:

      "Absolute Rate" has the meaning given that term in Section 2.2.(c)(ii)(C).

      "Absolute Rate Auction" means a solicitation of Bid Rate Quotes setting forth Absolute Rates pursuant to Section 2.2.

      "Absolute Rate Loan" means a Bid Rate Loan the interest rate on which is determined on the basis of an Absolute Rate pursuant to an Absolute Rate Auction.

      "Accession Agreement" means an Accession Agreement substantially in the form of Annex I to the Guaranty.

      "Acquisition"   means  any   transaction,   or  any   series  of   related
transactions, by which a Person directly or indirectly acquires any assets of another Person, whether through purchase of assets, merger or otherwise.

      "Additional Costs" has the meaning given that term in Section 5.1.

      "Adjusted Base Rents" means the total rentals from a given Property which are denominated as base rent or minimum rent under the applicable leases which shall in any event exclude all percentage rent and reimbursements for operating expenses, taxes or insurance, and shall be based on actual rents presently being paid without any rent leveling adjustments.

      "Affiliate" means any Person (other than the Agent or any Lender): (a) directly or indirectly controlling, controlled by, or under common control with, a Borrower; (b) directly or indirectly owning or holding ten percent (10%) or more of any equity interest in a Borrower; or (c) ten percent (10%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by a Borrower. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

      "Agreement Date" means the date as of which this Agreement is dated.

      "Applicable Facility Fee" means the percentage set forth in the table below corresponding to the Level at which the "Applicable Margin" is determined in accordance with the definition thereof:

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   Level        Facility Fee

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     1              0.10%
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     2              0.15%
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     3              0.20%
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     4              0.30%
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     5              0.40%
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As of the Agreement Date, the Applicable Facility Fee equals 0.20%.

      "Applicable Law" means all applicable provisions of local, state, federal and foreign constitutions, statutes, rules, regulations, ordinances, decrees, permits, concessions and orders of all governmental bodies and all orders and decrees of all courts, tribunals and arbitrators.

      "Applicable Margin" shall mean, as of any date of determination, the respective percentage rates set forth below corresponding to the Credit Ratings of RCLP and the Parent as assigned by the applicable Rating Agencies:

 -------------------------------------------------------------------
   Level          Credit Rating          Applicable    Applicable
           (S&P/Moody's or equivalent)   Margin for    Margin for

                                        LIBOR Loans     Base Rate
                                                          Loans

 -------------------------------------------------------------------
     1     A-/A3 or equivalent or          0.85%          0.00%
           higher

 -------------------------------------------------------------------
 -------------------------------------------------------------------
     2     BBB+/Baa1 or equivalent         0.90%          0.00%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
     3     BBB/Baa2 or equivalent          1.00%          0.00%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
     4     BBB-/Baa3 or equivalent         1.15%          0.00%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
     5     Less than BBB-/Baa3 or          1.35%          0.00%
           equivalent

 -------------------------------------------------------------------

      The Agent shall determine the Applicable Margin from time to time in accordance with the above table and the provisions of this definition and notify the Borrowers and the Lenders of such determination. If the Rating Agencies assign Credit Ratings which correspond to different Levels in the above table resulting in different Applicable Margin determinations, the Applicable Margin will be determined based on the Level corresponding to the lower of the two Credit Ratings. During any period that RCLP or the Parent receives more than two Credit Ratings and such Credit Ratings are not equivalent, the Applicable Margin shall equal the average of the Applicable Margins as determined in accordance with the two lowest of such Credit Ratings; provided that one of such Credit Ratings has been issued by either S&P or Moody's and such Credit Rating is an Investment Grade Rating. Each change in the Applicable Margin resulting from a change in a Credit Rating of RCLP or the Parent shall take effect on the first calendar day of the month following the month in which such Credit Rating is publicly announced by the relevant Rating Agency. As of the Agreement Date, the Applicable Margin for LIBOR Loans equals 1.00% and for Base Rate Loans equals 0.0%.

      "Approved Grocery Store" means any of the grocery store chains identified on Schedule 1.1.(a).

      "Asset Value" means

      (a) with respect to any Consolidated Subsidiary at a given time, the sum of (i) the Capitalized EBITDA of such Consolidated Subsidiary at such time, plus
(ii) the Capitalized Fee Income of such Subsidiary at such time, plus (iii) the book value of all Construction in Process of such Consolidated Subsidiary as of the end of the Parent's fiscal quarter most recently ended, and

      (b) with respect to any Unconsolidated Affiliate at a given time the sum of (i) with respect to any of such Unconsolidated Affiliate's Properties under construction, the Parent's pro rata share of the book value of Construction in Process for such Property as of the end of the Parent's fiscal quarter most recently ended and (ii) with respect to any of such Unconsolidated Affiliate's Properties which have been completed, the Parent's pro rata share of Capitalized EBITDA of such Unconsolidated Affiliate attributable to such Properties.

      "Assignee" has the meaning given that term in Section 12.8.(c).

      "Assignment and Acceptance Agreement" means an Assignment and Acceptance Agreement among a Lender, an Assignee and the Agent, substantially in the form of Exhibit A.

      "Base Rate" means the greater of (a) the rate of interest per annum established from time to time by Wells Fargo, San Francisco, California and designated as its prime rate (which rate of interest may not be the lowest rate charged by such bank, the Agent or any of the Lenders on similar loans) and (b) the Federal Funds Rate plus one-half of one percent (0.5%). Each change in the Base Rate shall become effective without prior notice to any of the Borrowers or the Lenders automatically as of the opening of business on the date of such change in the Base Rate.

      "Base Rate Loan" means any Revolving Loan or Term Loan hereunder with respect to which the interest rate is calculated by reference to the Base Rate.

      "Bid Rate Borrowing" has the meaning given that term in Section 2.2.(b).

      "Bid Rate Loan" means a loan made by a Lender under Section 2.2.(b).

      "Bid Rate Note" means, with respect to a Borrower, a promissory note of such Borrower substantially in the form of Exhibit D, payable to the order of a Lender and otherwise duly completed, and with respect to RCLP, shall also include each Bid Rate Note (as defined in the Existing Credit Agreement) which remains outstanding after the Effective Date.

      "Bid Rate Quote" means an offer in accordance with Section 2.2.(c) by a Lender to make a Bid Rate Loan with one single specified interest rate.

      "Bid Rate  Quote  Request"  has the  meaning  given  that term in  Section
2.2.(b).

      "Borrowing Base" means, without duplication, (a) with respect to RCLP, the sum of (i) the aggregate Unencumbered Pool Values of all Stabilized Retail Operating Properties of RCLP and its Subsidiaries divided by 1.75 plus (ii) the aggregate Unencumbered Pool Values of Qualified Development Properties and Pre-Stabilized Retail Operating Properties of RCLP and its Subsidiaries divided by 2.0 and (b) with respect to the Development Affiliates, the sum of (i) the aggregate Unencumbered Pool Values of all Stabilized Retail Operating Properties of the Development Affiliates divided by 1.75 plus (ii) the aggregate Unencumbered Pool Values of Qualified Development Properties and Pre-Stabilized Retail Operating Properties of the Development Affiliates divided by 2.0 plus
(iii) RCLP's Borrowing Base. Notwithstanding anything set forth in this definition to the contrary, not more than 20.0% of the Borrowing Base of RCLP can be attributable to Unencumbered Pool Properties owned by Subsidiaries of RCLP that are not Wholly Owned Subsidiaries.

      "Business Day" means (a) any day other than Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia or San Francisco, California are authorized or required to close and (b) with reference to LIBOR Loans, any such day on which dealings in Dollar deposits are carried out in the London interbank market.

      "Capitalized EBITDA" means, with respect to a Person and as of a given date, (a) such Person's EBITDA for the fiscal quarter most recently ended times
(b) 4 and divided by (c) 9.25%. In determining Capitalized EBITDA (i) EBITDA attributable to real estate properties either acquired or disposed of by such Person during such fiscal quarter shall be disregarded, (ii) for each of the first three fiscal quarters of each fiscal year, EBITDA shall include the lesser of (A) 25% of the budgeted percentage rents for such fiscal year or (B) 25% of the actual percentage rents received by such Person in the immediately preceding fiscal year, (iii) for the fourth fiscal quarter of each fiscal year, EBITDA shall include 25% of the percentage rents actually received by such Person in such fiscal year, (iv) Fee Income for the applicable period shall be excluded from EBITDA, (v) any amounts deducted from the net earnings of Properties owned by Consolidated Subsidiaries in which a third party owns a minority equity interest shall be included in EBITDA; and (vi) distributions of cash received by such Person during such period from any of its Unconsolidated Affiliates shall be excluded from EBITDA.

      "Capitalized Fee Income" means, with respect to a Person and as of a given date, (a) such Person's Fee Income for the fiscal quarter most recently ended times (b) 4 and divided by (c) 20.0%.

      "Capitalized Lease Obligation" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

      "Collateral Account" means a special non-interest bearing deposit account maintained by the Agent under its sole dominion and control.

      "Commitment" means, as to each Lender, such Lender's obligation to make Revolving Loans pursuant to Section 2.1. and to issue (in the case of the Agent) or participate in (in the case of the Lenders other than the Agent in such capacity) Letters of Credit pursuant to Section 2.15.(a) and 2.15.(f) respectively, in an amount up to, but not exceeding (but in the case of the Agent, excluding the aggregate amount of participations in the Letters of Credit held by other Lenders), the amount set forth for such Lender on its signature page hereto as such Lender's "Commitment Amount" or as set forth in the applicable Assignment and Acceptance Agreement, as the same may be reduced from time to time pursuant to Section 2.9. or as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 12.8.

      "Compliance  Certificate"  means  the  certificate  described  in  Section
8.1.(c).

      "Consolidated Subsidiary" means, with respect to a Person at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements in accordance with GAAP, if such statements were prepared as of such date. The term "Consolidated Subsidiary" shall also include any Preferred Stock Entity the accounts of which are consolidated with those of such Person in its consolidated financial statements in accordance with GAAP.

      "Construction Budget" means the fully budgeted costs for the construction, development and redevelopment of a given Development Property, such budget to include an adequate operating deficiency reserve. For purposes of this definition the "fully budgeted costs" of a Development Property to be acquired by a Person upon completion pursuant to a contract in which the seller is required to develop or renovate prior to, and as a condition precedent to, such acquisition shall equal the maximum amount reasonably estimated to be payable by such Person under the contract assuming performance by the seller of its obligations under the contract which amount shall include, without limitation, any amounts payable after consummation of such acquisition which may be based on certain performance levels or other related criteria.

      "Construction in Process" means construction in process as determined in accordance with GAAP.

      "Contingent   Obligation"   means,   for  any  Person,   any   commitment,
undertaking, Guarantee or other obligation constituting a contingent liability that must be accrued under GAAP.

      "Continue", "Continuation" and "Continued" each refers to the continuation of a LIBOR Loan from one Interest Period to the next Interest Period pursuant to
Section 2.5.

      "Convert", "Conversion" and "Converted" each refers to the conversion of a Revolving Loan of one Type into a Revolving Loan of another Type pursuant to
Section 2.6.

      "Credit Rating" means the lowest rating assigned by a Rating Agency to each series of rated senior unsecured long term indebtedness of RCLP or the Parent, as the case may be.

      "Credit Tenant" means any Person which has entered into, and continues to be subject to, a lease of any portion of a Property and has a rating of at least BBB- assigned to its senior long-term debt obligations by S&P or Moody's. For purposes of this Agreement, Publix Super Markets, Inc. shall be deemed a Credit Tenant.

      "Debt Service" means, with respect to any Person and for any period, the sum of (a) Interest Expense of such Person for such period plus (b) regularly scheduled principal payments on Indebtedness of such Person during such period, other than any balloon, bullet or similar principal payment payable on any Indebtedness of such Person which repays such Indebtedness in full.

      "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "Defaulting Lender" has the meaning given that term in Section 3.5.

      "Designated Lender" means a special purpose corporation which is an affiliate of, or sponsored by, a Lender, that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least P-1 (or the then equivalent grade) by Moody's or A-1 (or the then equivalent grade) by S&P that, in either case, (a) is organized under the laws of the United States of America or any state thereof, (b) shall have become a party to this Agreement pursuant to Section 12.8.(d) and (c) is not otherwise a Lender.

      "Designated Lender Note" means a Bid Rate Note of a Borrower evidencing the obligation of a Borrower to repay Bid Rate Loans made by a Designated Lender to such Borrower.

      "Designating Lender" has the meaning given that term in Section 12.8.(d).

      "Designation Agreement" means a Designation Agreement between a Lender and a Designated Lender and accepted by the Agent, substantially in the form of Exhibit B or such other form as may be agreed to by such Lender, such Designated Lender and the Agent.

      "Development Affiliate Accession Agreement" means an Accession Agreement substantially in the form of Annex I to the Development Affiliate Guaranty.

      "Development Affiliate Guarantor" means any Person that is party to the Development Affiliate Guaranty as a "Guarantor".

      "Development Affiliate Guaranty" means the Guaranty executed and delivered by the Development Affiliate Guarantors substantially in the form of Exhibit O-2.

      "Development Affiliates" means each of RRG and any other Development Joint Venture which has, at the time of determination, satisfied all conditions contained in Section 12.15. to becoming a Borrower.

      "Development Joint Venture" means a Person, all of the issued and outstanding equity interests of which are held only by RCLP (or its Wholly Owned Subsidiaries) or RRG, and which was formed or acquired for the purpose of developing or redeveloping Properties and rendering services to tenants permitted to be performed by a "taxable REIT subsidiary" within the meaning of
Section 856(e) of the Internal Revenue Code, which services, if performed by RCLP or RRG, would cause income received from such tenant to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Internal Revenue Code.

      "Development Property" means either (a) a real estate project acquired by RCLP, any Subsidiary, any Development Affiliate, any Unconsolidated Affiliate or any Preferred Stock Entity as unimproved real estate to be developed as a Property or (b) a Property acquired by any such Person on which such Person is to (A) partially or completely demolish and redevelop the improvements on such Property, (B) substantially reconfigure the existing improvements on such Property or (C) increase materially the rentable square footage of such Property, in each case for which an 80% Occupancy Rate has not been achieved.
The term "Development Property" shall include real property of the type described in the immediately preceding clause (a) or (b) to be (but not yet) acquired by any such Person upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition, but shall not include any build-to-suit Property which is 100% preleased by a single tenant having an investment grade rating assigned to its senior long-term unsecured debt obligations by a nationally recognized securities rating agency.

      "Dollars" or "$" means the lawful currency of the United States of America.

      "EBITDA" means, with respect to any Person for any period and without duplication, net earnings (loss) of such Person for such period (excluding equity in net earnings or net loss of Unconsolidated Affiliates) plus the sum of the following amounts (but only to the extent included in determining net earnings (loss) for such period): (a) depreciation and amortization expense and other non-cash charges of such Person for such period plus (b) interest expense of such Person for such period plus (c) income tax expense of such Person in respect of such period plus (d) distributions of cash received by such Person during such period from any of its Unconsolidated Affiliates. EBITDA shall exclude extraordinary gains of such Person and gains from sales of assets of such Person for such period but will include extraordinary losses of such Person, losses from sales of assets of such Person and losses resulting from forgiveness by such Person of Indebtedness for such period. For purposes of this definition, net earnings (loss) shall be determined before minority interests and distributions to holders of Preferred Stock.

      "Effective Date" means the date this Agreement becomes effective in accordance with Section 6.1.

      "Eligible Assignee" means any Person who is, at the time of determination:
(a) a Lender; (b) a commercial bank, trust company, savings and loan association, savings bank, insurance company, investment bank or pension fund organized under the laws of the United States of America, or any state thereof, and having total assets in excess of $5,000,000,000; or (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having total assets in excess of $10,000,000,000, provided that such bank is acting through a branch or agency located in the United States of America. If such Person is not currently a Lender, such Person's senior unsecured long term indebtedness must be rated BBB or higher by S&P, Baa2 or higher by Moody's, or the equivalent or higher of either such rating by another rating agency acceptable to the Agent.

      "Eligible Property" means a Property or real estate project which satisfies all of the following requirements: (a) such Property or real estate project is owned in fee simple by only RCLP, a Development Affiliate or a Subsidiary of RCLP; (b) neither such Property or real estate project, nor any interest of RCLP, such Development Affiliate or such Subsidiary therein, is subject to any Lien other than Permitted Liens or to any agreement (other than this Agreement or any other Loan Document) that prohibits the creation of any Lien thereon as security for Indebtedness; (c) if such Property or real estate project is owned by a Subsidiary of RCLP, (i) none of RCLP's or Parent's direct or indirect ownership interest in such Subsidiary is subject to any Lien other than Permitted Liens or to any agreement (other than this Agreement or any other Loan Document) that prohibits the creation of any Lien thereon as security for Indebtedness and (ii) RCLP directly, or indirectly through a Subsidiary, has the right to take the following actions without the need to obtain the consent of any Person: (A) to create Lien on such Property or real estate project as security for Indebtedness of RCLP or such Subsidiary, as applicable and (B) to sell, transfer or otherwise dispose of such Property or real estate project; (d) such Property or real estate project is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Property or real estate project; and (e) such Property or real estate project is not subject to a ground lease (other than (i) a lease of land on such Property or real estate project owned by RCLP, such Subsidiary of RCLP or such Development Affiliate and leased to a Person which is not an Affiliate and (ii) the ground lease relating to the Property known as Heritage Plaza between Affiliates of
RCLP).

      "Environmental Laws" means any Applicable Law relating to environmental
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protection  or the  manufacture,  storage,  disposal or  clean-up  of  Hazardous
Materials including, without limitation, the following: Clean Air Act, 42 U.S.C.ss.7401 et seq.; Federal Water Pollution Control Act, 33 U.S.C.ss.1251 et seq.; Solid Waste Disposal Act, 42 U.S.C.ss.6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss. 9601 et seq.; National Environmental Policy Act, 42 U.S.C.ss.4321 et seq.; regulations of the Environmental Protection Agency and any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

      "ERISA Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that are treated as a single employer under Section 414 of the Internal Revenue Code.

      "ERISA Plan" means any employee benefit plan subject to Title I of ERISA.

      "Event of Default" means the occurrence of any of the events  specified in
Section 10.1., whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body; provided that any requirement for notice or lapse of time or any other condition has been satisfied.

      "Existing Regency Credit Agreement" is defined in the recitals herein.

      "Extension Request" has the meaning given that term in Section 2.10.(a).

      "Federal Funds Rate" means, on any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as reasonably determined by the Agent.

      "Fee Income" means, with respect to a Person and for a given period, the amount of net income accrued by such Person during such period from fees, commissions and other compensation derived from (a) managing and/or leasing properties owned by third parties; (b) developing properties for third parties;
(c) arranging for property acquisitions by third parties; (d) arranging financing for third parties and (e) consulting and business services performed for third parties.

      "Funds From Operations" means, with respect to a Person and for a given period, net income (loss) of such Person for such period determined in accordance with GAAP (excluding equity in net earnings or net loss of Unconsolidated Affiliates) plus the sum of the following amounts (but only to the extent included in determining net income (loss) for such period): (a) depreciation and amortization expense of such Person with respect to its real estate assets for such period plus (b) losses from sales of assets of such Person for such period minus (c) gains from sales of assets of such Person for such period plus (d) such Person's pro rata share of Funds From Operations of such Person's Unconsolidated Affiliates.

      "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

      "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

      "Governmental Authority" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

      "Gross Asset Value" means, at a given time, the sum of (a) the Capitalized EBITDA of the Parent and its Consolidated Subsidiaries at such time, plus (b) the Capitalized Fee Income of the Parent and its Consolidated Subsidiaries at such time, plus (c) the purchase price paid by the Parent or any Consolidated Subsidiary (less any amounts paid to the Parent or such Consolidated Subsidiary as a purchase price adjustment, held in escrow, retained as a contingency reserve, or other similar arrangements) for any real property acquired by the Parent or such Consolidated Subsidiary as a Property other than a Development Property during the Parent's fiscal quarter most recently ended, plus (d) all of Parent's and its Consolidated Subsidiaries' cash and cash equivalents as of the end of such fiscal quarter (excluding tenant deposits and other cash and cash equivalents the disposition of which is restricted in any way (excluding restrictions in the nature of early withdrawal penalties and restrictions on cash deposited into an escrow account for the payment of property taxes in respect of real property but only to the extent the aggregate amount of cash held in such account exceeds the amount of accrued property taxes at such time)), plus (e) with respect to each of the Parent's Unconsolidated Affiliates,
(i) with respect to any of such Unconsolidated Affiliate's Properties under construction, the Parent's pro rata share of the book value of Construction in Process for such Property as of the end of such fiscal quarter and (ii) with respect to any of such Unconsolidated Affiliate's Properties which have been completed, the Parent's pro rata share of Capitalized EBITDA of such Unconsolidated Affiliate attributable to such Properties, plus (f) the book value of all Construction in Process for real property acquired for development by the Parent or any Consolidated Subsidiary as a Property as such book value is set forth on the Parent's consolidated balance sheet most recently delivered to the Lenders under Section 8.1.(a) or (b) plus (g) the contractual purchase price of any property subject to a purchase obligation, repurchase obligation or forward commitment which at such time could be specifically enforced by the seller of such property, but only to the extent such obligations are included in the Parent's or any Consolidated Subsidiary's Total Liabilities plus (h) in the case of any property subject to a purchase obligation, repurchase obligation or forward commitment which at such time could not be specifically enforced by the seller of such property, the aggregate amount of due diligence deposits, earnest money payments and other similar payments made under the applicable contract which, at such time, would be subject to forfeiture upon termination of the contract, but only to the extent such amounts are included in the Parent's or any Consolidated Subsidiary's Total Liabilities.

      "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

      "Guarantor" means any Person that is party to the Guaranty as a "Guarantor".

      "Guaranty" means the Guaranty executed and delivered by the Guarantors substantially in the form of Exhibit O-1.

      "Hazardous Materials" means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity or "TLCP" toxicity, "EP toxicity"; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or (e) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

      "Hedge   Agreements"  means,   collectively,   Interest  Rate  Agreements,
commodity future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

      "Indebtedness" means, with respect to a Person, at the time of computation thereof, all of the following (without duplication and determined on a consolidated basis): (a) obligations of such Person in respect of money borrowed; (b) obligations of such Person (other than trade debt incurred in the ordinary course of business), whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or
(iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property; (c) Capitalized Lease Obligations of such Person;
(d) all reimbursement obligations of such Person under any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Indebtedness of other Persons which (i) such Person has Guaranteed or which is otherwise recourse to such Person or (ii) is secured by a Lien on any property of such Person; (f) all Indebtedness of any other Person of which such Person is a general partner; and (g) with respect to Indebtedness of an Unconsolidated Affiliate, (i) all such Indebtedness which such Person has Guaranteed or is otherwise obligated on a recourse basis and (ii) such Person's Ownership Share of all other Indebtedness of such Unconsolidated Affiliate.

      "Interest Expense" means, with respect to a Person and for any period, (a) the total interest expense (including, without limitation, capitalized interest expense and interest expense attributable to Capitalized Lease Obligations) of such Person and in any event shall include all letter of credit fees and all interest expense with respect to any Indebtedness in respect of which such Person is wholly or partially liable whether pursuant to any repayment, interest carry, performance Guarantee or otherwise, plus (b) to the extent not already included in the foregoing clause (a) such Person's Ownership Share of all paid, accrued or capitalized interest expense for such period of Unconsolidated Affiliates of such Person.

      "Interest Period" means,
       ---------------

      (a) with respect to any LIBOR Loan made, or to be made to, a Borrower, each period commencing on the date such LIBOR Loan is made or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as such Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. In addition to such periods, a Borrower may request Interest Periods for LIBOR Loans having durations of at least 7, but not more than 30, days no more than ten times for all Borrowers collectively during any 12-month period beginning during the term of this Agreement but only in anticipation of (i) such Borrower's prepayment of such LIBOR Loans from equity or debt offerings, financings or proceeds resulting from the sale or other disposition of major assets of such Borrower or any of its Subsidiaries or
(ii) changes in the amount of the Lenders' Commitments associated with a modification of this Agreement;

      (b) with respect to any Absolute Rate Loan made, or to be made to, a Borrower, the period commencing on the date such Absolute Rate Loan is made and ending on the numerically corresponding day in the first, second, or third calendar month thereafter, as such Borrower may select as provided in Section 2.2.(b), except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; and

      (c) with respect to any LIBOR Margin Loan made, or to be made to, a Borrower, each period commencing on the date such LIBOR Margin Loan is made and ending on the numerically corresponding day in the first, second or third calendar month thereafter, as such Borrower may select as provided in Section 2.2.(b), except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

Notwithstanding the foregoing: (i) if any Interest Period for a Revolving Loan or a Bid Rate Loan would otherwise end after the Revolving Credit Termination Date, such Interest Period shall end on the Revolving Credit Termination Date;
(ii) if any Interest Period would otherwise end after the Termination Date, such Interest Period shall end on the Termination Date; (iii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and
(iv) notwithstanding either of the immediately preceding clauses (i) and (ii) but except as otherwise provided in the second sentence of the immediately preceding clause (a), no Interest Period for any LIBOR Loan shall have a duration of less than one month and, if the Interest Period for any LIBOR Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

      "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar contractual agreement or arrangement entered into by a Person with a nationally recognized then rated investment grade financial institution for the purpose of protecting such Person against fluctuations in interest rates.

      "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

      "Investment" means, with respect to any Person and whether or not such investment constitutes a controlling interest in such Person: (a) the purchase or other acquisition of any share of capital stock or other equity interest, evidence of Indebtedness or other security issued by any other Person; (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person; (c) any Guarantee of the Indebtedness of any other Person; (d) the subordination of any claim against a Person to other Indebtedness of such Person; and (e) any other investment in any other Person.

      "Investment Grade Rating" means a Credit Rating of BBB- or higher by S&P or Baa3 or higher by Moody's.

      "Joinder Agreement" means a Joinder Agreement executed by a Development Joint Venture and substantially in the form of Exhibit S.

      "L/C Commitment Amount" means an amount equal to $10,000,000.

      "Lender" means each financial institution from time to time party hereto as a "Lender" or a "Designated Lender," together with its respective successors and assigns; provided, however, that the term "Lender" shall exclude each Designated Lender when used in reference to any Loan other than a Bid Rate Loan, the Commitments or terms relating to any Loan other than a Bid Rate Loan and the Commitments and shall further exclude each Designated Lender for all other purposes hereunder except that any Designated Lender which funds a Bid Rate Loan shall, subject to Section 12.8.(d), have the rights (including the rights given to a Lender contained in Sections 12.3. and 12.5.) and obligations of a Lender associated with holding such Bid Rate Loan.

      "Lending Office" means, for each Lender and for each Type of Loan, the office of such Lender specified as such on its signature page hereto, or in any applicable Assignment or Acceptance Agreement or such other office of such Lender as such Lender may notify the Agent from time to time.

      "Letter of Credit" has the meaning set forth in Section 2.15.(a).

      "Letter of Credit Documents" means, with respect to any Letter of Credit, collectively, any application therefor, any certificate or other document presented in connection with a drawing under such Letter of Credit and any other agreement, instrument or other document governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations.

      "Letter of Credit Liabilities" shall mean, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the Stated Amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Borrower for whose account such Letter of Credit was issued at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Lender (other than the Agent in its capacity as such) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest in the related Letter of Credit under Section 2.15.(f), and the Agent shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Lenders other than the Agent of their participation interests under such Section.

      "LIBO Rate" means, with respect to each Interest Period, for any LIBOR Loan or LIBOR Margin Loan, the average rate of interest per annum (rounded upwards, if necessary, to the next highest 1/16th of 1%) at which deposits in immediately available funds in Dollars are offered to Wells Fargo Bank, National Association (at approximately 9:00 a.m., two Business Days prior to the first day of such Interest Period) by first class banks in the interbank Eurodollar market, for delivery on the first day of such Interest Period, such deposits being for a period of time equal or comparable to such Interest Period and in an amount equal to or comparable to the principal amount of the LIBOR Loan to which such Interest Period relates. Each determination of the LIBO Rate by the Agent shall, in absence of demonstrable error, be conclusive and binding.

      "LIBOR Auction" means a solicitation of Bid Rate Quotes setting forth LIBOR Margins based on the LIBO Rate pursuant to Section 2.2.

      "LIBOR Loan" means any Revolving Loan or Term Loan hereunder with respect to which the interest rate is calculated by reference to the LIBO Rate for a particular Interest Period.

      "LIBOR Margin" shall have the meaning assigned to such term in Section 2.2.(c)(ii)(D).

      "LIBOR Margin Loan" means a Bid Rate Loan the interest rate on which is determined on the basis of the LIBO Rate pursuant to a LIBOR Auction.

      "Lien" as applied to the property of any Person means: (a) any mortgage, deed to secure debt, deed of trust, pledge, lien, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction.

      "Loan" means a Revolving Loan, a Bid Rate Loan, a Swingline Loan or a Term Loan.

      "Loan Document" means this Agreement, each of the Notes, each Letter of Credit Document, the Guaranty, each Accession Agreement, the Development Affiliate Guaranty, each Development Affiliate Accession Agreement, any agreement evidencing the fees referred to in Section 3.1.(e) and each other document or instrument executed and delivered by a Borrower or any other Loan Party in connection with this Agreement or any of the other foregoing documents.

      "Loan Party" means each Borrower, each Guarantor and each Development Affiliate Guarantor.

      "Majority Lenders" means, as of any date, (a) all Lenders, if there are fewer than three Lenders party hereto at such time and (b) the Lenders whose combined Pro Rata Shares equal or exceed 66-2/3%, if there are three or more Lenders party hereto at such time.

      "Material Contract" means any agreement, lease, Mortgage, indenture, or other contract or other arrangement (other than Loan Documents), whether written or oral, to which any Borrower, any Guarantor or any other Subsidiary of the Parent or any Borrower is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could have a Materially Adverse Effect.

      "Materially Adverse Effect" means a materially adverse effect on (a) the business, assets, liabilities, financial condition, results of operations or business prospects of RCLP and its Consolidated Subsidiaries, or the Parent and its Consolidated Subsidiaries, taken as a whole, (b) the ability of any Borrower or any other Loan Party to perform its obligations under any Loan Document to which it is a party, (c) the validity or enforceability of any of such Loan Documents, (d) the rights and remedies of the Lenders and the Agent under any of such Loan Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith. Except with respect to representations made or deemed made by the Borrowers under Article VII. or in any of the other Loan Documents to which it is a party, all determinations of materiality shall be made by the Agent in its reasonable judgment unless expressly provided otherwise.

      "Maximum Loan Availability" means, at any time, (a) with respect to RCLP, the lesser of (i) an amount equal to the positive difference, if any, of (x) RCLP's Borrowing Base minus (y) all Unsecured Liabilities (other than the Loans and the Letter of Credit Liabilities), of the Parent and its Consolidated Subsidiaries and (ii) the aggregate amount of the Commitments at such time; and
(b) with respect to the Development Affiliates, the lesser of (i) an amount equal to the positive difference, if any, of (x) the Development Affiliates'
Borrowing Base minus (y) the sum of (A) all Unsecured Liabilities (other than the Loans and the Letter of Credit Liabilities), of the Parent and its Consolidated Subsidiaries and (B) all Loans and Letter of Credit Liabilities owing by RCLP (except to the extent resulting from its obligations in respect of its Guarantee of the Obligations of the Development Affiliates) and (ii) the aggregate amount of the Commitments at such time.

      "Moody's" means Moody's Investors Services, Inc.
       -------

      "Mortgage" means a mortgage, deed of trust, deed to secure debt or similar security instrument made or to be made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness.

      "Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by any Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

      "Net Operating Income" means, for any Property and for a given period, the sum of the following (without duplication): (a) rents and other revenues received in the ordinary course from such Property (including proceeds of rent loss insurance but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants' obligations for rent) minus (b) all expenses paid or accrued related to the ownership, operation or maintenance of such property, including but not limited to taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such property, but specifically excluding general overhead expenses of any Borrower and any property management fees) minus (c) the Reserve for Replacements for such Property as of the end of such period minus (d) the greater of (i) the actual property management fee paid during such period and (ii) an imputed management fee in the amount of four percent (4.0%) of the gross revenues for such Property for such period.

      "Net Worth" means, for any Person and as of a given date, such Person's total consolidated stockholders' equity plus, in the case of the Parent and its Consolidated Subsidiaries, increases in accumulated depreciation accrued after the Agreement Date minus (to the extent reflected in determining stockholders' equity of such Person): (a) the amount of any write-up in the book value of any assets contained in any balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired, and (b) the aggregate of all amounts appearing on the assets side of any such balance sheet for franchises, licenses, permits, patents, patent applications, copyrights, trademarks, trade names, goodwill, treasury stock, experimental or organizational expenses and other like assets which would be classified as intangible assets under GAAP, all determined on a consolidated basis.

      "Non-ERISA Plan" means any Plan subject to Section 4975 of the Internal Revenue Code.

      "Non-Guarantor Entity" means: (a) any Subsidiary that is not required to become a party to the Guaranty under Section 8.24.(a); (b) any Unconsolidated Affiliate of the Parent or RCLP; (c) any Preferred Stock Entity, any other Development Affiliate, and any Subsidiary or Unconsolidated Affiliate of any Preferred Stock Entity or other Development Affiliate; and (d) any other Affiliate of the Parent or any Borrower in which the Parent or such Borrower holds an Investment.

      "Nonrecourse Indebtedness" means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, environmental matters, waste, misapplication of insurance proceeds, and other similar exceptions acceptable to the Agent in its sole discretion) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.

      "Note" means a Revolving Note, a Bid Rate Note or a Swingline Note.
       ----

      "Notice of Borrowing" means a notice in the form of Exhibit F to be delivered to the Agent pursuant to Section 2.1. evidencing a Borrower's request for a borrowing of Revolving Loans.

      "Notice of Continuation" means a notice in the form of Exhibit G to be delivered to the Agent pursuant to Section 2.5. evidencing a Borrower's request for the Continuation of a borrowing of Revolving Loans borrowed by such Borrower.

      "Notice of Conversion" means a notice in the form of Exhibit H to be delivered to the Agent pursuant to Section 2.6. evidencing a Borrower's request for the Conversion of a borrowing of Revolving Loans borrowed by such Borrower.

      "Notice of Swingline Borrowing" means a notice in the form of Exhibit L to be delivered to the Swingline Lender pursuant to Section 2.3.(b) evidencing a Borrower's request for a Swingline Loan.

      "Obligations" means with respect to a Borrower, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans owing by such Borrower; (b) all Reimbursement Obligations and all other Letter of Credit Liabilities owing by such Borrower; (c) any and all renewals and extensions of any of the foregoing and (d) all other indebtedness, liabilities, obligations, covenants and duties of such Borrower owing to the Agent and/or the Lenders and/or the Swingline Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note.

      "Occupancy Rate" means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the net rentable square footage of such Property actually occupied by tenants paying rent pursuant to binding leases as to which no monetary default has occurred and is continuing to (b) the aggregate net rentable square footage of such Property.

      "Ownership Share" means, with respect to any Subsidiary of a Person that is not a Wholly Owned Subsidiary, and any Preferred Stock Entity or any Unconsolidated Affiliate of a Person, the greater of (a) such Person's relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary, Preferred Stock Entity or Unconsolidated Affiliate or (b) subject to compliance with Section 8.1.(t), such Person's relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary, Preferred Stock Entity or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary, Preferred Stock Entity or Unconsolidated Affiliate.

      "Parent" means Regency Realty Corporation, a Florida corporation, together with its successors and assigns.

      "Participant" has the meaning given that term in Section 12.8.(b).

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "Permitted Liens" means (a) pledges or deposits made to secure payment of worker's compensation (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions or social security programs; (b) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such items do not materially impair the use of such property for the purposes intended and none of which is violated in any material respect by existing or proposed structures or land use; (c) the following to the extent no Lien has been filed in any jurisdiction or agreed to: (i) Liens for taxes not yet due and payable; or (ii) Liens imposed by mandatory provisions of Applicable Law such as for materialmen's, mechanic's, warehousemen's and other like Liens arising in the ordinary course of business, securing payment of Indebtedness the payment of which is not yet due; (d) Liens for taxes, assessments and governmental charges or assessments that are being contested in good faith by appropriate proceedings diligently conducted, and in which reserves acceptable to the Agent have been provided; (e) Liens expressly permitted under the terms of the Loan Documents; and (f) any extension, renewal or replacement of the foregoing to the extent such Lien as so extended, renewed or replaced would otherwise be permitted hereunder.

      "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code.

      "Preferred Stock" means, with respect to any Person, shares of capital stock of, or other equity interests in, such Person which are entitled to preference or priority over any other capital stock of, or other equity interest in, such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.

      "Preferred Stock Entity" means any Person (other than a Subsidiary) in whom RCLP or the Parent owns, directly or indirectly, at least 95% of the Preferred Stock or other equity interests which are not Voting Stock and which Preferred Stock or other equity interests entitle RCLP to receive the majority of all economic benefits associated with ownership of all equity interests issued by such Person.

      "Pre-Stabilized Retail Operating Property" means an Eligible Property which satisfies all of the requirements in order to be a Stabilized Retail Operating Property except that it has an Occupancy Rate which equals or exceeds 65% but is less than 80%. For purposes of this definition only, when determining the Occupancy Rate for a given Eligible Property which is a retail shopping center, an anchor tenant who has vacated its space shall nonetheless be deemed to occupy such space if such tenant is continuing to pay all rental payments when due under its lease and either of the following two conditions apply, as the case may be: (i) if such Eligible Property has two or more anchor tenants and the other anchor tenants still actually occupy their respective spaces or
(ii) such space is undergoing construction to meet the specific needs of a new anchor tenant who has either subleased the space from the existing tenant or who is obligated to lease such space upon substantial completion of such construction.

      "Principal Office" means the office of the Agent located at 2120 E. Park Place, Suite 100, El Segundo, California 90245, or such other office of the Agent as the Agent may designate from time to time.

      "Pro Rata Share" means, with respect to any Lender, the percentage obtained by dividing (a) the amount of such Lender's Commitment by (b) the aggregate amount of Commitments of all the Lenders, or, if the Commitments shall have been terminated, the percentage obtained by dividing (i) the aggregate unpaid principal amount of Loans and Letter of Credit Liabilities owing to such Lender by (ii) the aggregate unpaid principal amount of all Loans and Letter of Credit Liabilities.

      "Property" means real property improved with (a) one or more operating retail shopping centers or (b) a stand-alone building containing a grocery store occupied by a Credit Tenant, in either case that is owned directly or indirectly, in whole or in part, by a Borrower, or solely for purposes of determining Unencumbered NOI, owned directly or indirectly, in whole or in part, by the Parent.

      "Property Certificate" means a certificate substantially in the form of Exhibit R.

      "Qualified Development Property" means an Eligible Property which satisfies all of the following requirements: (a) such Eligible Property is either (i) a real estate project acquired as unimproved real estate and in the process of being developed as a Property or (ii) a Property on which RCLP, a Subsidiary of RCLP or a Development Affiliate, as the case may be, has begun to
(A) partially or completely demolish and redevelop the improvements on such Property, (B) substantially reconfigure the existing improvements on such Property or (C) increase materially the rentable square footage of such Property; (b) at least 65% of the aggregate net rentable square footage of such Eligible Property is preleased or leased to tenants under fully executed leases; and (c) will, upon completion, be (i) a grocery store-anchored retail shopping center, (ii) a stand alone, build-to-suit building leased to Walgreen's, Eckerds, Office Depot or CVS, (iii) a stand-alone grocery store occupied by a grocery store tenant that is a party to a fully executed lease with at least two years of occupancy remaining in the lease term, or (iv) a "side shop center" located on real property adjacent to a third party-owned, stand-alone grocery store.

      "Rating Agencies" means any two nationally recognized securities rating agencies designated by RCLP and acceptable to the Agent. One of such ratings agencies must be either (a) Moody's or (b) S&P, but if both such corporations cease to act as a securities rating agency or cease to provide ratings with respect to the senior long-term unsecured debt obligations of RCLP, RCLP may designate as a replacement Rating Agency any nationally recognized securities rating agency acceptable to the Agent.

      "Regulations U and X" means Regulations U and X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      "Regulatory Change" means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy.

      "Reimbursement Obligation" means the absolute, unconditional and irrevocable obligation of a Borrower to reimburse the Agent for any drawing honored by the Agent under a Letter of Credit issued for the account of such Borrower.

      "REIT" means a Person qualifying for treatment as a "real estate investment trust" under the Internal Revenue Code.

      "Reportable Event" has the meaning set forth in Section 4043(b) of ERISA, but shall not include a Reportable Event as to which the provision for 30 days' notice to the PBGC is waived under applicable regulations.

      "Reserve for Replacements" means, for any period and with respect to any Property, an amount equal to (a)(i) the aggregate square footage of all completed space of such Property if such Property is owned by the Parent or any of its Subsidiaries or (ii) the Parent's or such Subsidiary's Ownership Share of the aggregate square footage of all completed space of such Property if such Property is owned by an Unconsolidated Affiliate or Preferred Stock Entity times
(b) $0.15 times (c) the number of days in such period divided by (d) 365.

      "Restricted Payment" means, with respect to a Person: (a) any dividend or other distribution, direct or indirect, on account of any shares or other equity units of any class of stock, partnership interest or other equity interest, as applicable, of such Person now or hereafter outstanding, except a dividend payable solely in shares or other equity units of that class of stock, partnership interest or other equity interest, as applicable, to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares or other equity units of any class of stock, partnership interests or other equity interests, as applicable, of such Person now or hereafter outstanding, except, in the case of RCLP, for any conversion or exchange of partnership units in RCLP solely for shares of capital stock of the Parent; and
(c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares or other equity units of any class of stock, partnership interests or other equity interests, as applicable, of such Person now or hereafter outstanding.

      "Revolving Credit Termination Date" means the earlier to occur of (a) March 26, 2002, or such later date to which such date may be extended in accordance with Section 2.10. or (b) the date on which the Revolving Loans are converted into Term Loans pursuant to Section 2.11.

      "Revolving Loan" means a loan made by a Lender under Section 2.1.

      "Revolving Note" means, with respect to a Borrower, a promissory note of such Borrower substantially in the form of Exhibit C, payable to the order of a Lender in a principal amount equal to the amount of such Lender's Commitment as originally in effect and otherwise duly completed, and with respect to RCLP, shall also include each Revolving Note (as defined in the Existing Credit Agreement) which remains outstanding after the Effective Date.

      "Revolving Period" means the period commencing on the Effective Date and ending on the earlier of (a) the Revolving Credit Termination Date or (b) the date on which any of the Revolving Loans are converted into the Term Loan pursuant to Section 2.11.

      "Secured Indebtedness" means, with respect to any Person, any Indebtedness of such Person that is secured in any manner by any Lien on any real property and shall include such Person's Ownership Share of the Secured Indebtedness of any of such Person's Unconsolidated Affiliates.

      "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations issued pursuant thereto.

      "Security Capital Group" means Security Capital Group Incorporated, a
       ----------------------
Maryland corporation.

      "Single Asset Subsidiary" means a Subsidiary that meets all of the following requirements: (a) such Subsidiary only owns a single Property; (b) such Subsidiary is engaged only in the business of leasing such Property to other Persons; (c) such Subsidiary receives substantially all of its gross revenues from the leasing of such Property; and (d) such Subsidiary is not obligated in respect of any Indebtedness other than Indebtedness for borrowed money secured by a Lien encumbering such Property.

      "Solvent" means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any Affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities); and (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature and (c) that the Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged.

      "S&P" means Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc.

      "Stabilized Retail Operating Property" means an Eligible Property which satisfies both of the following requirements: (a) such Eligible Property is not a Development Property and has an Occupancy Rate which equals or exceeds 80% and
(b) such Property or real estate project is (i) a grocery store-anchored retail shopping center, (ii) a stand alone, build-to-suit building leased to Walgreen's, Eckerds, Office Depot or CVS, (iii) a stand-alone grocery store occupied by a grocery store tenant that is a party to a fully executed lease with at least two years of occupancy remaining in the lease term, or (iv) a "side shop center" located on real property adjacent to a third party-owned, stand-alone grocery store.

      "Stated Amount" means the amount available to be drawn by a beneficiary under a Letter of Credit from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of such Letter of Credit.

      "Stein Parties" means (a) (i) Joan Newton, Richard Stein, Robert Stein
       -------------
and Martin E. Stein, Jr., (ii) any of their immediate family members consisting of spouses and lineal descendants (whether natural or adopted) and (iii) any trusts established for the benefit of any of the foregoing and (b) The Regency Group, Inc., The Regency Group II, Ltd. and Regency Square II but only so long as the foregoing individuals or such trusts own, directly or indirectly, all of the capital stock of any such entity.

      "Subsidiary" means, for any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. "Wholly Owned Subsidiary" means any such corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are so owned or controlled.

      "Swingline Commitment" means the Swingline Lender's obligation to make Swingline Loans pursuant to Section 2.3. in an amount up to, but not exceeding, $40,000,000, as such amount may be reduced from time to time in accordance with the terms hereof.

      "Swingline Lender" means Wells Fargo Bank, National Association, together with its respective successors and assigns.

      "Swingline Loan" means a loan made by the Swingline Lender to a Borrower pursuant to Section 2.3.(a).

      "Swingline Note" means, with respect to a Borrower, a promissory note of such Borrower substantially in the form of Exhibit E, payable to the order of the Swingline Lender in a principal amount equal to the amount of the Swingline Commitment as originally in effect and otherwise duly completed.

       "Swingline Termination Date" means the date which is seven Business Days prior to the Revolving Credit Termination Date.

       "Taxes" has the meaning given that term in Section 3.10.

      "Term Loan" has the meaning given that term in Section 2.11.

      "Termination Date" means the date two years after the Revolving Credit Termination Date.

      "Termination Event" means (a) a Reportable Event; (b) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA or (c) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or the appointment of a trustee to administer any Plan.

      "Total Liabilities" means, as to any Person as of a given date, all liabilities which would, in conformity with GAAP, be properly classified as a liability on the consolidated balance sheet of such Person as of such date, and in any event shall include (without duplication): (a) all Indebtedness of such Person; (b) all accounts payable of such Person; (c) all purchase and repurchase obligations and forward commitments of such Person to the extent such obligations or commitments are evidenced by a binding purchase agreement (forward commitments shall include without limitation (i) forward equity commitments and (ii) commitments to purchase any real property under development, redevelopment or renovation); (d) all unfunded obligations of such Person; (e) all lease obligations of such Person (including ground leases) to the extent required under GAAP to be classified as a liability on the balance sheet of such Person; (f) all Contingent Obligations of such Person including, without limitation, all Guarantees of Indebtedness by such Person; and (g) all liabilities of any Unconsolidated Affiliate of such Person, which liabilities such Person has Guaranteed or is otherwise obligated on a recourse basis. For purposes of clauses (c) and (d) of this definition, the amount of Total Liabilities of a Person at any given time in respect of a contract to purchase or otherwise acquire unimproved or fully developed real property shall be equal to (i) the total purchase price payable by such Person under the contract if, at such time, the seller of such real property would be entitled to specifically enforce the contract against such Person, otherwise, (ii) the aggregate amount of due diligence deposits, earnest money payments and other similar payments made by such Person under the contract which, at such time, would be subject to forfeiture upon termination of the contract. For purposes of clauses (c) and (d) of this definition, the amount of Total Liabilities of a Person at any given time in respect of a contract relating to the acquisition of real property which the seller is required to develop or renovate prior to, and as a condition precedent to, such acquisition shall equal the maximum amount reasonably estimated to be payable by such Person under the contract assuming performance by the seller of its obligations under the contract which amount shall include, without limitation, any amounts payable after consummation of such acquisition which may based on certain performance levels or other related criteria.

      "Type" with respect to any Revolving Loan or Term Loan, refers to whether such Loan is a LIBOR Loan or a Base Rate Loan, or in the case of a Bid Rate Loan only, an Absolute Rate Loan or a LIBOR Margin Loan.

      "Unconsolidated Affiliate" shall mean, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person. The term "Unconsolidated Affiliate" shall also include any Preferred Stock Entity in which a Person has made an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

      "Unencumbered NOI" means, for any period, the aggregate Net Operating Income for such period of Unencumbered Pool Properties and any other Property which satisfies the following requirements: (a) such Property is owned in fee simple by only the Parent or a Subsidiary; (b) neither such Property, nor any interest of the Parent or such Subsidiary therein, is subject to any Lien other than Permitted Liens or to any agreement (other than this Agreement or any other Loan Document) that prohibits the creation of any Lien thereon as security for Indebtedness; (c) if such Property is owned by a Subsidiary, (i) none of the Parent's direct or indirect ownership interest in such Subsidiary is subject to any Lien other than Permitted Liens or to any agreement (other than this Agreement or any other Loan Document) that prohibits the creation of any Lien thereon as security for Indebtedness and (ii) the Parent directly, or indirectly through a Subsidiary, has the right to take the following actions without the need to obtain the consent of any Person: (A) to create Lien on such Property as security for Indebtedness of the Parent or such Subsidiary, as applicable and
(B) to sell, transfer or otherwise dispose of such Property; and (d) such Property is free of all structural defects, title defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Property.

      "Unencumbered Pool Certificate" means a report, certified by the chief financial officer of RCLP in the manner provided for in Exhibit P, setting forth the calculations required to establish the Borrowing Bases of RCLP and of the Development Affiliates as of a specified date, all in form and detail satisfactory to the Agent.

      "Unencumbered Pool Properties" means those Eligible Properties that have been approved pursuant to Article IV. for inclusion when calculating the Maximum Loan Availability.

      "Unencumbered Pool Value" means, at any time, the following amount as determined for an Unencumbered Pool Property: if such Unencumbered Pool Property is (a) a Stabilized Retail Operating Property, (i) the Net Operating Income of such Unencumbered Pool Property for the fiscal quarter most recently ended times
(ii) 4 and divided by (iii) 9.25%; (b) a Pre-Stabilized Retail Operating Property, (i) from the date such Unencumbered Pool Property is accepted as Unencumbered Pool Property pursuant to Section 4.1. through the last day of the eighteenth full calendar month thereafter, the book value of such Unencumbered Pool Property, and (ii) from and after that time: (A) the Net Operating Income of such Unencumbered Pool Property for the fiscal quarter most recently ended times (B) 4 and divided by (C) 9.25%; and (c) a Qualified Development Property, the book value of Construction in Process for such Unencumbered Pool Property. For purposes of this definition, the Unencumbered Pool Value for any period for any Unencumbered Pool Property owned by a Subsidiary of RCLP which is not a Wholly Owned Subsidiary shall be limited to RCLP's Ownership Share of (x) if such Unencumbered Pool Property is a Stabilized Retail Operating Property or Pre-Stabilized Retail Operating Property whose value is calculated under clause
(b)(ii) above, the Unencumbered Pool Value calculated using only the Net Operating Income of such Unencumbered Pool Property distributed to RCLP for such period, (y) if such Unencumbered Pool Property is a Qualified Development Property, the book value of Construction in Process for such Unencumbered Pool Property or (z) if such Unencumbered Pool Property is a Pre-Stabilized Retail Operating Property whose value is calculated under clause (b)(i) above, the book value of such Unencumbered Pool Property.

      "Unprotected Floating Rate Debt" means all Indebtedness of a Person (including, without limitation, Indebtedness of Unconsolidated Affiliates of such Person which Indebtedness is recourse to such Person) which bears interest at a variable rate that fluctuates during the scheduled life of such Indebtedness and for which such Person has not obtained Interest Rate Agreements which effectively cause such variable rates to be equivalent to fixed rates less than or equal to 9% per annum.

      "Unsecured Indebtedness" means, with respect to a Person, all Indebtedness of such Person that is not Secured Indebtedness.

      "Unsecured Liabilities" means, as to any Person as of a given date, (a) all liabilities which would, in conformity with GAAP, be properly classified as a liability on the consolidated balance sheet of such Person as at such date plus (b) all Indebtedness of such Person (to the extent not included in the preceding clause (a)) minus (c) all Secured Indebtedness of such Person. When determining the Unsecured Liabilities of the Parent and its Subsidiaries: (i) the following (to the extent not in excess of $1,500,000 in the aggregate) shall be excluded: (A) any amounts related to contributions by RCLP paid in RCLP's capital stock to the 401(k) plan maintained by RCLP and (B) contributions paid by RCLP to RCLP's Long-term Omnibus Plan; (ii) accounts payable and accrued dividends payable shall be included only to the extent the aggregate amount thereof exceeds the aggregate amount of unrestricted cash then reportable on a consolidated balance sheet of RCLP; (iii) accrued property taxes in respect of real property shall be included only to the extent the aggregate amount thereof exceeds the aggregate amount of cash held by RCLP and its Subsidiaries in escrow for the payment of such taxes at such time and (iv) all Unsecured Liabilities of the Development Affiliates shall be included to the extent not otherwise included herein.

      "Unsecured Interest Expense" means, with respect to a Person and for a given period, all Interest Expense for such period attributable the Unsecured Indebtedness of such Person.

      "U.S. Realty" means Security Capital U.S. Realty, a Luxembourg societe
       -----------
d'investment a capital variable.

      "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency

      "Wells Fargo" means Wells Fargo Bank, National Association, together with its successors and assigns.

      SECTION 1.2.      General; References to Time.
                        ---------------------------

      Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with, and all financial statements required to be delivered under any Loan Document shall be prepared in accordance with, GAAP. With respect to any Property which has not been owned by a Loan Party for a full fiscal quarter, financial amounts with respect to such Property shall be adjusted appropriately to account for such lesser period of ownership unless specifically provided otherwise herein. References in this Agreement to "Sections", "Articles", "Exhibits" and "Schedules" are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. references in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to "Subsidiary" means a Subsidiary of the Parent or a Subsidiary of such Subsidiary and a reference to an "Affiliate" means a reference to an Affiliate of any Borrower. Unless otherwise indicated, all references to time are references to San Francisco, California time.

                           ARTICLE II. CREDIT FACILITY

      SECTION 2.1.      Revolving Loans.
                        ---------------

      (a) Making of Revolving Loans. Subject to the terms and conditions set forth in this Agreement and the limitations set forth in Section 2.14., each Lender severally and not jointly agrees to make Revolving Loans during the period from and including the Effective Date to but excluding the Revolving Credit Termination Date, (i) to RCLP in an aggregate principal amount at any one time outstanding up to, but not exceeding, such Lender's Pro Rata Share of RCLP's Maximum Loan Availability and (ii) to the Development Affiliates in an aggregate principal amount at any one time outstanding up to, but not exceeding, such Lender's Pro Rata Share of the Development Affiliates' Maximum Loan
Availability. Each borrowing of Revolving Loans hereunder shall be in an aggregate principal amount of $1,000,000 and integral multiples of $100,000 in excess of that amount (except that any such borrowing of Revolving Loans may be in the aggregate amount of the unused Commitments, which Revolving Loans, if less than $1,000,000, must be Base Rate Loans). Within the foregoing limits and subject to the other terms of this Agreement, the Borrowers may borrow, repay and reborrow Revolving Loans. Upon the Effective Date, all Revolving Loans (as defined under the Existing Regency Credit Agreement) then outstanding under the Existing Regency Credit Agreement shall be deemed to be Revolving Loans to RCLP outstanding hereunder being of the same Types, and in the case of LIBOR Loans, having the same Interest Periods. As of the Effective Date, such Revolving Loans shall be allocated among the Lenders in accordance with their respective Pro Rata Shares. Each Lender agrees to make such payments to the other Lenders and any Person who ceased to be a "Lender" under the Existing Regency Credit Agreement upon the Effective Date in such amounts as are necessary to effect such allocation. All such payments shall be made to the Agent for the account of the Person to be paid.

      (b) Requests for Revolving Loans. Not later than 9:00 a.m. at least two Business Days prior to a borrowing of Base Rate Loans and not later than 9:00 a.m. at least three Business Days prior to a borrowing of LIBOR Loans, a Borrower shall deliver to the Agent a Notice of Borrowing. Each Notice of Borrowing shall specify the identity of the Borrower, the principal amount of the Revolving Loan to be borrowed, the date such Revolving Loan is to be borrowed (which must be a Business Day), the use of the proceeds of such Revolving Loan, the Type of the requested Revolving Loan and if such Revolving Loan is to be a LIBOR Loan, the initial Interest Period for such Revolving Loan. Each Notice of Borrowing shall be irrevocable once given and binding on such Borrower. Prior to delivering a Notice of Borrowing, a Borrower may (without specifying whether a Revolving Loan will be a Base Rate Loan or a LIBOR Loan) request that the Agent provide such Borrower with the most recent LIBO Rate available to the Agent. The Agent shall provide such quoted rate to such Borrower and to the Lenders on the date of such request or as soon as possible thereafter.

      (c) Funding of Revolving Loans. Promptly after receipt of a Notice of Borrowing under Section 2.1.(b), the Agent shall notify each Lender by telex or telecopy, or other similar form of transmission of the proposed borrowing. Each Lender shall deposit an amount equal to its Pro Rata Share of the Revolving Loan requested by the applicable Borrower with the Agent at the Principal Office, in immediately available funds not later than 9:00 a.m. on the date of such proposed Revolving Loan. Upon fulfillment of all applicable conditions set forth herein, the Agent shall make available to such Borrower at the Principal Office, not later than 12:00 noon on the date of the requested Revolving Loan, the proceeds of such amounts received by the Agent. The failure of any Lender to deposit the amount described above with the Agent shall not relieve any other Lender of its obligations hereunder to make its Pro Rata Share of a Revolving Loan.

      (d) Unless the Agent shall have been notified by any Lender that such Lender will not make available to the Agent such Lender's Pro Rata Share of a proposed Revolving Loan, the Agent may in its discretion assume that such Lender has made such Pro Rata Share of such Revolving Loan available to the Agent in accordance with this Section and the Agent may, if it chooses, in reliance upon such assumption, make such Pro Rata Share of such Revolving Loan available to the applicable Borrower.

      SECTION 2.2.      Bid Rate Loans.
                        --------------

      (a) Bid Rate Loans. In addition to borrowings of Revolving Loans, at any time during the period from the Effective Date to but excluding the Revolving Credit Termination Date, and so long as RCLP or the Parent, as the case may be, continues to maintain an Investment Grade Rating from both S&P and Moody's, each Borrower may, as set forth in this Section, request the Lenders to make offers to make Bid Rate Loans to such Borrowers in Dollars. The Lenders may, but shall have no obligation to, make such offers and a Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section. Upon the Effective Date, all Bid Rate Loans owing to a Lender then outstanding under the Existing Credit Agreement shall be deemed to be Bid Rate Loans to RCLP and made by such Lender outstanding hereunder being of the same Types and having the same Interest Periods.

      (b) Requests for Bid Rate Loans. When a Borrower wishes to request from the Lenders offers to make Bid Rate Loans, it shall give the Agent notice (a "Bid Rate Quote Request") so as to be received no later than 9:00 a.m. on (x) the Business Day immediately preceding the date of borrowing proposed therein, in the case of an Absolute Rate Auction and (y) on the date four Business Days prior to the proposed date of borrowing, in the case of a LIBOR Auction. The Agent shall deliver to each Lender a copy of each Bid Rate Quote Request promptly upon receipt thereof by the Agent. A Borrower may request offers to make Bid Rate Loans for up to 3 different Interest Periods in each Bid Rate Quote Request (for which purpose Interest Periods in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); provided that the request for each separate Interest Period shall be deemed to be a separate Bid Rate Quote Request for a separate borrowing (a "Bid Rate Borrowing"). Each Bid Rate Quote Request shall be substantially in the form of Exhibit I and shall specify as to each Bid Rate Borrowing, in addition to the identity of the Borrower, all of the following:

            (i) the proposed date of such borrowing, which shall be a Business Day;

            (ii) the aggregate amount of such Bid Rate Borrowing which shall be in a minimum amount of $15,000,000 and integral multiples of $1,000,000 in excess thereof which shall not cause any of the limits specified in
      Section 2.14. to be violated;

            (iii) whether the Bid Rate Quote Request is for LIBOR Margin Loans or Absolute Rate Loans; and

            (iv)  the duration of the Interest Period applicable thereto.

      Each Borrower shall deliver no more than one Bid Rate Quote Request in any calendar month and no Bid Rate Quote Request by a Borrower shall be delivered within five Business Days of the giving of any other Bid Rate Quote Request by such Borrower or any other Borrower, except that the Borrowers shall be permitted to deliver Bid Rate Quote Requests together on the same day.

      (c)   Bid Rate Quotes.
            ---------------

            (i) Each Lender may submit one or more Bid Rate Quotes, each containing an offer to make a Bid Rate Loan in response to any Bid Rate Quote Request; provided that, if a Borrower's request under Section 2.2.(b) specified more than one Interest Period, such Lender may make a single submission containing only one Bid Rate Quote for each such Interest Period. Each Bid Rate Quote must be submitted to the Agent not later than 7:30 a.m. (x) on the proposed date of borrowing, in the case of an Absolute Rate Auction and (y) on the date three Business Days prior to the proposed date of borrowing, in the case of a LIBOR Auction, and in either case the Agent shall disregard any Bid Rate Quote received after such time; provided that the Lender then acting as the Agent may submit a Bid Rate Quote only if it notifies the applicable Borrower of the terms of the offer contained therein not later than 30 minutes prior to the latest time by which the Lenders must submit applicable Bid Rate Quotes. Subject to Articles VI. and X., any Bid Rate Quote so made shall be irrevocable. Such Bid Rate Loans may be funded by a Lender's Designated Lender (if any) as provided in Section 12.8.(d), however such Lender shall not be required to specify in its Bid Rate Quote whether such Bid Rate Loan will be funded by such Designated Lender.

            (ii) Each Bid Rate Quote shall be substantially in the form of Exhibit J and shall specify:

                  (A) the proposed date of borrowing and the Interest Period therefor;

                  (B) the  principal  amount of the Bid Rate Loan for which each such offer is being made; provided that the aggregate principal amount of all Bid Rate Loans for which a Lender submits Bid Rate Quotes (x) may be greater or less than the Commitment of such Lender but (y) shall not exceed the principal amount of the Bid Rate Borrowing for a particular Interest Period for which offers were requested;

                  (C) in the  case of an  Absolute  Rate  Auction,  the  rate of interest per annum (rounded upwards, if necessary, to the nearest 1/1,000th of 1%) offered for each such Absolute Rate Loan (the "Absolute Rate");

                  (D) in the case of a LIBOR Auction,  the margin above or below applicable LIBOR (the "LIBOR Margin") offered for each such LIBOR Margin Loan, expressed as a percentage (rounded upwards, if necessary, to the nearest 1/1,000th of 1%) to be added to (or subtracted from) the applicable LIBOR;

                  (E)   the identity of the quoting Lender; and

                  (F) any  Bid  Rate  Quote  shall  be in a  minimum  amount  of
            $5,000,000 and integral multiples of $1,000,000 in excess thereof.

            No Bid Rate Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Bid Rate Quote Request and, in particular, no Bid Rate Quote may be conditioned upon acceptance by the applicable Borrower of all (or some specified minimum) of the principal amount of the Bid Rate Loan for which such Bid Rate Quote is being made.

      (d) Notification by Agent. The Agent shall, as promptly as practicable after the Bid Rate Quotes are submitted (but in any event not later than 8:30 a.m. (x) on the proposed date of borrowing, in the case of an Absolute Rate Margin and (y) on the date three Business Days prior to the proposed date of borrowing, in the case of a LIBOR Auction), notify the applicable Borrower of the terms (i) of any Bid Rate Quote submitted by a Lender that is in accordance with Section 2.2.(c) and (ii) of any Bid Rate Quote that amends, modifies or is otherwise inconsistent with a previous Bid Rate Quote submitted by such Lender with respect to the same Bid Rate Quote Request. Any such subsequent Bid Rate Quote shall be disregarded by the Agent unless such subsequent Bid Rate Quote is submitted solely to correct a manifest error in such former Bid Rate Quote. The Agent's notice to the applicable Borrower shall specify (A) the aggregate principal amount of the Bid Rate Borrowing for which offers have been received and (B) the principal amounts and Absolute Rates or LIBOR Margins, as applicable, so offered by each Lender.

      (e)   Acceptance by Borrower.
            ----------------------

            (i) Not later than 9:30 a.m. (x) on the proposed date of borrowing, in the case of an Absolute Rate Margin and (y) on the date three Business Days prior to the proposed date of borrowing, in the case of LIBOR Auction, the applicable Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.2.(d) which notice shall be in the form of Exhibit K. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The failure of the applicable Borrower to give such notice by such time shall constitute nonacceptance. A Borrower may accept any Bid Rate Quote in whole or in part; provided that:

                  (A) the aggregate  principal amount of each Bid Rate Borrowing may not exceed the applicable amount set forth in the related Bid Rate Quote Request;

                  (B) the aggregate  principal amount of each Bid Rate Borrowing shall comply with the provisions of Section 2.2.(b)(ii) but shall not cause the limits specified in Section 2.14. to be violated;

                  (C) acceptance of offers may be made only in ascending order of Absolute Rates or LIBOR Margins, as applicable, in each case beginning with the lowest rate so offered;

                  (D) any acceptance in part by a Borrower shall be in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof; and

                  (E) no Borrower may accept any offer that fails to comply with
            Section 2.2.(c) or otherwise fails to comply with the requirements of this Agreement.

            (ii) If  offers  are  made  by two or more  Lenders  with  the  same
      Absolute Rates or LIBOR Margins, as applicable, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Bid Rate Loans in respect of which such offers are accepted shall be allocated by the Agent among such Lenders in proportion to the aggregate principal amount of such offers. Determinations by the Agent of the amounts of Bid Rate Loans shall be conclusive in the absence of manifest error.

      (f) Obligation to Make Bid Rate Loans. The Agent shall promptly (and in any event not later than (x) 10:00 a.m. on the proposed date of borrowing of Absolute Rate Loans and (y) on the date three Business Days prior to the proposed date of borrowing of LIBOR Margin Loans) notify each Lender that submitted a Bid Rate Quote as to whose Bid Rate Quote has been accepted and the amount and rate thereof. A Lender who is notified that it has been selected to make a Bid Rate Loan may designate its Designated Lender (if any) to fund such Bid Rate Loan on its behalf, as described in Section 12.8. Any Designated Lender which funds a Bid Rate Loan shall on and after the time of such funding become the obligee under such Bid Rate Loan and be entitled to receive payment thereof when due. No Lender shall be relieved of its obligation to fund a Bid Rate Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Bid Rate Loan is funded. Any Lender whose offer to make any Bid Rate Loan has been accepted shall, not later than 11:00 a.m. on the date specified for the making of such Loan, make the amount of such Loan available to the Agent at its Principal Office in immediately available funds, for the account of the applicable Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to such Borrower not later than 12:00 noon on such date by depositing the same, in immediately available funds, in an account of such Borrower designated by such Borrower.

      (g)   No Effect on Commitment.  Except for the purpose and to the extent
            -----------------------
expressly stated in Section 2.9., the amount of any Bid Rate Loan made by any Lender shall not constitute a utilization of such Lender's Commitment.

      SECTION 2.3.      Swingline Loans.
                        ---------------

      (a) Swingline Loans. Subject to the terms and conditions hereof, including, without limitation Section 2.14., if necessary to meet the various funding deadlines of the respective Borrowers, the Swingline Lender agrees to make Swingline Loans to the Borrowers, during the period from the Effective Date to but excluding the Swingline Termination Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of the Swingline Commitment. If at any time the aggregate principal amount of the Swingline Loans outstanding at such time exceeds the Swingline Commitment in effect at such time, the Borrowers shall immediately pay the Agent for the account of the Swingline Lender the amount of such excess. Subject to the terms and conditions of this Agreement, the Borrowers may borrow, repay and reborrow Swingline Loans hereunder.

      (b) Procedure for Borrowing Swingline Loans. A Borrower requesting a Swingline Loan shall give the Agent and the Swingline Lender notice pursuant to a Notice of Swingline Borrowing delivered to the Swingline Lender no later than 9:00 a.m. on the proposed date of such borrowing. Any such telephonic notice shall include all information to be specified in a written Notice of Swingline Borrowing. Not later than 11:00 a.m. on the date of the requested Swingline Loan and subject to satisfaction of the applicable conditions set forth in Article
VI. for such borrowing, the Swingline Lender will make the proceeds of such Swingline Loan available to such Borrower in Dollars, in immediately available funds, at the account specified by such Borrower in the Notice of Swingline Borrowing.

      (c) Interest. Swingline Loans owing by a Borrower shall bear interest at a per annum rate equal to the Base Rate as in effect from time to time or at such other rate or rates as such Borrower and the Swingline Lender may agree from time to time in writing. Interest payable on Swingline Loans is solely for the account of the Swingline Lender. All accrued and unpaid interest on Swingline Loans shall be payable on the dates and in the manner provided in Section 2.8. with respect to interest on Base Rate Loans (except as the Swingline Lender and a Borrower may otherwise agree in writing in connection with any particular Swingline Loan).

      (d) Swingline Loan Amounts, Etc. Each Swingline Loan shall be in the minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof, or such other minimum amounts agreed to by the Swingline Lender and a Borrower. Any voluntary prepayment of a Swingline Loan must be in integral multiples of $100,000 or the aggregate principal amount of all outstanding Swingline Loans (or such other minimum amounts upon which the Swingline Lender and a Borrower may agree) and in connection with any such prepayment, a Borrower must give the Swingline Lender prior written notice thereof no later than 10:00 a.m. on the day prior to the date of such prepayment. The Swingline Loans shall, in addition to this Agreement, be evidenced by the Swingline Notes.

      (e) Repayment and Participations of Swingline Loans. Each Borrower agrees to repay each Swingline Loan borrowed by it within one Business Day of demand therefor by the Swingline Lender and in any event, within 5 Business Days after the date such Swingline Loan was made. Notwithstanding the foregoing, each Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Swingline Loans borrowed by it on the Swingline Termination Date (or such earlier date as the Swingline Lender and a Borrower may agree in writing). In lieu of demanding repayment of any outstanding Swingline Loan from a Borrower, the Swingline Lender may, on behalf of such Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), request a borrowing of Base Rate Loans from the Lenders in an amount equal to the principal balance of such Swingline Loan. The amount limitations contained in the second sentence of Section 2.1.(a) shall not apply to any borrowing of Base Rate Loans made pursuant to this subsection. The Swingline Lender shall give notice to the Agent of any such borrowing of Base Rate Loans not later than 9:00 a.m. at least one Business Day prior to the proposed date of such borrowing. Each Lender will make available to the Agent at the Principal Office for the account of Swingline Lender, in immediately available funds, the proceeds of the Base Rate Loan to be made by such Lender. The Agent shall pay the proceeds of such Base Rate Loans to the Swingline Lender, which shall apply such proceeds to repay such Swingline Loan. If the Lenders are prohibited from making Loans required to be made under this subsection for any reason whatsoever, including without limitation, the occurrence of any of the Defaults or Events of Default described in Sections 10.1.(g) or 10.1.(h), each Lender shall purchase from the Swingline Lender, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Pro Rata Share of such Swingline Loan, by directly purchasing a participation in such Swingline Loan in such amount and paying the proceeds thereof to the Agent for the account of the Swingline Lender in Dollars and in immediately available funds. A Lender's obligation to purchase such a participation in a Swingline Loan shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation, (i) any claim of setoff, counterclaim, recoupment, defense or other right which such Lender or any other Person may have or claim against the Agent, the Swingline Lender or any other Person whatsoever, (ii) the occurrence or continuation of a Default or Event of Default (including without limitation, any of the Defaults or Events of Default described in Sections 10.1.(g) or 10.1.(h)) or the termination of any Lender's Commitment, (iii) the existence (or alleged existence) of an event of condition which has had or could have a Materially Adverse Effect, (iv) any breach of any Loan Document by the Agent, any Lender or any Borrower or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If such amount is not in fact made available to the Swingline Lender by any Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with accrued interest thereon for each day from the date of demand thereof, at the Federal Funds Rate. If such Lender does not pay such amount forthwith upon the Swingline Lender's demand therefor, and until such time as such Lender makes the required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of such unpaid participation obligation for all purposes of the Loan Documents (other than those provisions requiring the other Lenders to purchase a participation therein). Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, and any other amounts due to it hereunder, to the Swingline Lender to fund Swingline Loans in the amount of the participation in Swingline Loans that such Lender failed to purchase pursuant to this Section until such amount has been purchased (as a result of such assignment or otherwise).

      SECTION 2.4.      Number of Interest Periods.
                        --------------------------

      Anything herein to the contrary notwithstanding, there may be no more than 8 different Interest Periods with respect to the LIBOR Loans and Bid Rate Loans of all of the Borrowers on a collective basis outstanding at the same time.

      SECTION 2.5.      Continuation.
                        ------------

      So long as no Default or Event of Default shall have occurred and be continuing, each Borrower may on any Business Day, with respect to any LIBOR Loan borrowed by it, elect to maintain such LIBOR Loan or any portion thereof as a LIBOR Loan by selecting a new Interest Period for such LIBOR Loan. Each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by a Borrower's giving of a Notice of Continuation not later than 9:00 a.m. on the third Business Day prior to the date of any such Continuation by such Borrower to the Agent. Promptly after receipt of a Notice of Continuation, the Agent shall notify each Lender by telex or telecopy, or other similar form of transmission of the proposed Continuation. Such notice by a Borrower of a Continuation shall be by telephone or telecopy, confirmed immediately in writing if by telephone, in the form of a Notice of Continuation, specifying, in addition to the identity of the Borrower, (a) the date of such Continuation, (b) the LIBOR Loan and portion thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the Borrowers once given. If a Borrower shall fail to select in a timely manner a new Interest Period for any LIBOR Loan borrowed by it in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefore, Convert into a Base Rate Loan notwithstanding failure of such Borrower to comply with Section 2.6. In the case of the Continuation of only a portion of a LIBOR Loan, such portion shall be in the aggregate amount for all of the Lenders of $1,000,000 or integral multiples of $100,000 in excess of that amount.

      SECTION 2.6.      Conversion.
                        ----------

      So long as no Default or Event of Default shall have occurred and be continuing, each Borrower may on any Business Day, upon such Borrower's giving of a Notice of Conversion to the Agent, Convert the entire amount of all or a portion of a Revolving Loan borrowed by it of one Type into a Revolving Loan of another Type. Promptly after receipt of a Notice of Conversion, the Agent shall notify each Lender by telex or telecopy, or other similar form of transmission of the proposed Conversion. Any Conversion of a LIBOR Loan into a Base Rate Loan shall be made on, and only on, the last day of an Interest Period for such LIBOR Loan. Each such Notice of Conversion shall be given not later than 9:00 a.m. on the Business Day prior to the date of any proposed Conversion into Base Rate Loans and on the third Business Day prior to the date of any proposed Conversion into LIBOR Loans. Subject to the restrictions specified above, each Notice of Conversion shall be by telephone or telecopy confirmed immediately in writing if by telephone in the form of a Notice of Conversion specifying, in addition to the identity of the Borrower, (a) the requested date of such Conversion, (b) the Type of Revolving Loan to be Converted, (c) the portion of such Type of Revolving Loan to be Converted, (d) the Type of Revolving Loan such Revolving Loan is to be Converted into and (e) if such Conversion is into a LIBOR Loan, the requested duration of the Interest Period of such Revolving Loan. Each Notice of Conversion shall be irrevocable by and binding on the Borrowers once given. Each Conversion from a Base Rate Loan to a LIBOR Loan shall be in an aggregate amount for the Revolving Loans of all the Lenders of not less than $1,000,000 or integral multiples of $100,000 in excess of that amount.

      SECTION 2.7.      Interest Rate.
                        -------------

      (a) All Loans. The unpaid principal of each Base Rate Loan shall bear interest from the date of the making of such Loan to but not including the date of repayment thereof at a rate per annum equal to the Base Rate in effect from day to day plus the Applicable Margin. The unpaid principal of each LIBOR Loan shall bear interest from the date of the making of such Loan to but not including the date of repayment thereof at a rate per annum equal to the LIBO Rate for such Loan for the Interest Period therefor plus the Applicable Margin. The unpaid principal of each Absolute Rate Loan shall bear interest at the Absolute Rate for such Loan for the Interest Period therefor quoted by the Lender making such Loan in accordance with Section 2.2. The unpaid principal of each LIBOR Margin Loan shall bear interest at the LIBO Rate for such Loan for the Interest Period therefor plus the LIBOR Margin quoted by the Lender making such Loan in accordance with Section 2.2.

      (b) Default Rate. All past-due principal of, and to the extent permitted by Applicable Law, interest on, the Loans and all Reimbursement Obligations shall bear interest until paid at the Base Rate from time to time in effect plus four percent (4%).

      SECTION 2.8.      Repayment of Loans.
                        ------------------

      (a) Payment of Interest. All accrued and unpaid interest on the unpaid principal amount of each Loan shall be payable (i) in the case of a Base Rate Loan or a LIBOR Loan, monthly in arrears on the first day of each month, commencing with the first full calendar month occurring after the Effective Date, (ii) in the case of a Bid Rate Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than a month, monthly in arrears on the first day of each month, commencing with the first full calendar month following the first day of such Interest Period, and (iii) for all Loans,
(A) on the Revolving  Credit  Termination  Date, (B) on the Termination Date and
(C) on any date on which the principal balance of such Loan is due and payable in full.

      (b)   Payment of Principal of Revolving Loans.  Subject to Section 2.11.,
            ---------------------------------------
each Borrower shall repay the aggregate outstanding principal balance of all Revolving Loans borrowed by it in full on the Revolving Credit Termination Date.

      (c) Bid Rate Loans. Each Borrower shall repay the entire outstanding principal amount of each Bid Rate Loan borrowed by it on the last day of the Interest Period of such Bid Rate Loan.

      (d) Payment of Principal of Term Loans. Each Borrower shall repay the aggregate principal balance of the Term Loans owing by it in eight equal consecutive quarterly installments due on the first day of June first following the date of conversion of such Borrower's Revolving Loans into such Term Loans and on the first day of each subsequent September, December, March and June until such Term Loans are paid in full. Each installment owing by a Borrower shall be in an amount equal to one-eighth of the initial aggregate principal balance of the Term Loans owing by such Borrower. Notwithstanding the foregoing, the entire outstanding principal balance of each Term Loan shall be due and payable in full on the Termination Date.

      (e) Optional Prepayments. A Borrower may, upon at least one Business Day's prior notice to the Agent, prepay any Revolving Loan or Term Loan owing by such Borrower in whole at any time, or from time to time in part in an amount equal to $500,000 or integral multiples of $100,000 in excess of that amount, by paying the principal amount to be prepaid. If a Borrower shall prepay the principal of any LIBOR Loan on any date other than the last day of the Interest Period applicable thereto, such Borrower shall pay the amounts, if any, due under Section 5.4. Bid Rate Loans may not be prepaid at the option of the Borrowers.

      (f)   Mandatory Prepayments.
            ---------------------

            (i) If at any time the aggregate outstanding principal balance of Loans and the aggregate amount of Letter of Credit Liabilities owing by RCLP exceeds RCLP's Maximum Loan Availability, then RCLP shall, within 15 days of RCLP obtaining actual knowledge of the occurrence of such excess, deliver to the Agent and each Lender a written plan acceptable to the Lenders to eliminate such excess, whether by the designation of additional Properties as Unencumbered Pool Properties, by RCLP repaying an appropriate amount of Loans, or otherwise. If such excess is not eliminated within 45 days of RCLP obtaining actual knowledge of the occurrence thereof, then the entire outstanding principal balance of all Loans, together with all accrued interest thereon, and an amount equal to all Letter of Credit Liabilities for deposit into the Collateral Account, shall be immediately due and payable in full.

            (ii) If at any time the aggregate outstanding principal balance of Loans and the aggregate amount of Letter of Credit Liabilities owing by the Development Affiliates exceeds the Development Affiliates' Maximum Loan Availability, then the Development Affiliates shall, within 15 days of any Development Affiliate obtaining actual knowledge of the occurrence of such excess, deliver to the Agent and each Lender a written plan acceptable to the Lenders to eliminate such excess, whether by the designation of additional Properties as Unencumbered Pool Properties, by the Development Affiliates or RCLP repaying an appropriate amount of Loans, or otherwise. If such excess is not eliminated within 45 days of any Development Affiliate obtaining actual knowledge of the occurrence thereof, then the entire outstanding principal balance of all Loans, together with all accrued interest thereon, and an amount equal to all Letter of Credit Liabilities for deposit into the Collateral Account, shall be immediately due and payable in full.

            (iii) If at any time the aggregate principal amount of all outstanding Bid Rate Loans exceeds the lesser of (A) $250,000,000 or (B) one-half of the aggregate amount of all Commitments at such time, then the Borrowers obligated in respect of any Bid Rate Loans shall immediately pay to the Agent for the accounts of the applicable Lenders the amount of such excess. Such payment shall be applied as provided in Section 3.3.(f).

      (g) General Provisions as to Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by a Borrower under this Agreement, the Notes or any other Loan Document shall be made in Dollars, in immediately available funds, without setoff, deduction or counterclaim, to the Agent at the Principal Office, not later than 11:00 a.m. on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Each payment received by the Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender (i) on the date of receipt by the Agent if received not later than 11:00 a.m. on the due date of such payment or (ii) not later than the Business Day immediately following the date of receipt by the Agent if received after 11:00 a.m. on the due date of such payment. Such payments by the Agent shall be paid to a Lender by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Lender to the Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender. In the event the Agent fails to pay such amounts to such Lender within the time period provided in the immediately preceding clause (i) or (ii), as applicable, the Agent shall pay interest on such amount at a rate per annum equal to the Federal Funds rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall continue to accrue at the rate, if any, applicable to such payment for the period of such extension.

      SECTION 2.9.      Voluntary Reductions of the Commitments.
                        ---------------------------------------

      The Borrowers may terminate or reduce the amount of the Commitments (for which purpose use of the Commitments shall be deemed to include the aggregate principal amount of all outstanding Bid Rate Loans and Swingline Loans and the aggregate amount of all Letter of Credit Liabilities) at any time and from time to time without penalty or premium upon not less than five Business Days prior notice from all of the Borrowers to the Agent of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which in the case of any partial reduction of the Commitments shall not be less than $5,000,000 and integral multiples of $5,000,000 in excess of that amount in the aggregate) and shall be irrevocable once given and effective only upon receipt by the Agent. The Commitments, once reduced pursuant to this Section, may not be increased. Each Borrower shall pay all interest and fees on the Revolving Loans borrowed by it accrued to the date of such reduction or termination of the Commitments to the Agent for the account of the Lenders. Any reduction in the aggregate amount of the Commitments shall result in a proportionate reduction (rounded to the next lowest integral multiple of multiple of $100,000) in the Swingline Commitment and the L/C Commitment Amount.

      SECTION 2.10.     Extension of Revolving Credit Termination Date.
                        ----------------------------------------------

      (a) The Borrowers may request that the Agent and the Lenders extend the current Revolving Credit Termination Date by successive one-year intervals by all of the Borrowers executing and delivering to the Agent at least 60 days but no more than 90 days prior to the date one year prior to the current Revolving Credit Termination Date, a written request in the form of Exhibit M (an "Extension Request"). The Agent shall forward to each Lender a copy of each Extension Request delivered to the Agent promptly upon receipt thereof. If all of the Lenders shall have notified the Agent on or prior to the date which is 30 days prior to the date one year prior to the current Revolving Credit Termination Date that they accept such Extension Request, the Revolving Credit Termination Date shall be extended for one year. If any Lender shall not have notified the Agent on or prior to the date which is 30 days prior to the date one year prior to the Revolving Credit Termination Date that it accepts such Extension Request, the Revolving Credit Termination Date shall not be extended except as otherwise permitted under the immediately following subsection (b). The Agent shall promptly notify the Borrowers whether the Extension Request has been accepted or rejected as well as which Lender or Lenders rejected Borrowers' Extension Request (each such Lender, a "Rejecting Lender"). Each Borrower understands that this Section has been included in this Agreement for the Borrowers' convenience in requesting an extension and acknowledges that none of the Lenders nor the Agent has promised (either expressly or impliedly), nor has any obligation or commitment whatsoever, to extend the Revolving Credit Termination Date at any time.

      (b) Notwithstanding the preceding subsection (a), if the Borrowers receive notification from the Agent that an Extension Request has been rejected (a "Notice of Rejection"), and provided that the aggregate amount of all Commitments of the Rejecting Lenders does not exceed 20% of the aggregate amount of Commitments then outstanding, the Borrowers may elect, with respect to each such Rejecting Lender, by giving written notice from all of the Borrowers to the Agent of any such election within 15 days after receipt by the Borrowers of a Notice of Rejection, to either (i) require such Rejecting Lender to assign its respective Commitment to an Eligible Assignee as contemplated in the immediately following clause (x) or (ii) pay in full the amount of Loans, interest and fees, together with all amounts, if any, payable under Section 5.4., owing to such Rejecting Lender and terminate such Rejecting Lender's Commitment as contemplated in the immediately following clause (y). If the Borrowers have made a timely election as permitted by the preceding sentence, then the Borrowers shall take either of the following actions as specified in such election: (x) demand that such Rejecting Lender, and upon such demand such Rejecting Lender shall be obligated to, assign its respective Commitment to an Eligible Assignee subject to and in accordance with the provisions of Section 12.8.(c) for a purchase price equal to the aggregate principal balance of Loans then outstanding and owing to such Rejecting Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to such Rejecting Lender, any such assignment to be effective as of the current Revolving Credit Termination Date without having given effect to the pending Extension Request (the "Current Revolving Credit Termination Date") or (y) effective as of the Current Revolving Credit Termination Date, pay to such Rejecting Lender the aggregate principal balance of Loans then outstanding and owing to such Rejecting Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to such Rejecting Lender, together with all amounts, if any, payable under Section 5.4., whereupon such Rejecting Lender's Commitment shall terminate, and such Rejecting Lender shall no longer be a party hereto or have any rights or obligations hereunder or under any of the other Loan Documents. None of the Agent, such Rejecting Lender, or any other Lender shall be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Assignee. If the Borrowers have elected to cause all Rejecting Lenders either to assign their Commitments to Eligible Assignees as contemplated by the preceding clause (x) or to be paid the amounts specified in the preceding clause (y), then the Borrowers' Extension Request which was initially rejected shall be deemed to have been granted and accordingly the Revolving Credit Termination Date shall be extended by one year, otherwise the Revolving Credit Termination Date shall not be extended. If the aggregate amount of Commitments of the Rejecting Lenders exceeds 20% of the aggregate amount of Commitments then outstanding, the Revolving Credit Termination Date shall not be extended.

      SECTION 2.11.     Term Loan Conversion.
                        --------------------

      Subject to the terms and conditions of this Agreement, if any Extension Request of the Borrowers shall be denied, all (but not less than all) of the Borrowers may then elect to convert each Lender's Pro Rata Share of the aggregate principal amount of Revolving Loans of each such Borrower outstanding on the date one year prior to the current Revolving Credit Termination Date into a term loan owing by such Borrower to such Lender (each a "Term Loan") provided
(a) the Borrowers have given the Agent at least 15 days prior notice of the Borrowers' intention to so convert the Revolving Loans and (b) the conditions set forth in Section 6.3. have been satisfied as of the date one year prior to the current Revolving Credit Termination Date. Subject to the terms and conditions hereof, any such conversion shall be effective as of the date one year prior to the current Revolving Credit Termination Date. Upon the effectiveness of the conversion of the outstanding principal balance of Revolving Loans of the Borrowers into Term Loans as contemplated by this Section, no Borrower shall have any right to borrow, and no Lender shall have any obligation to make, any Revolving Loans.

      SECTION 2.12.     Notes.
                        -----

      The Revolving Loans and the Term Loan owing by a Borrower and made by each Lender shall, in addition to this Agreement, also be evidenced by such Borrower's Revolving Note. The Bid Rate Loans made by any Lender to a Borrower shall, in addition to this Agreement, also be evidenced by such Borrower's Bid Rate Note.

      SECTION 2.13.     Option to Replace Lenders.
                        -------------------------

      If any Lender, other than the Agent in its capacity as such, shall:

      (a) have notified Agent of a determination under Section 5.1.(a) or become subject to the provisions of Section 5.3.; or

      (b) make any demand for payment or reimbursement pursuant to Section 5.1.(c) or Section 5.4.;

then, provided that (x) there does not then exist any Default or Event of Default and (y) the circumstances resulting in such demand for payment or reimbursement under Section 5.1.(c) or Section 5.4. or the applicability of
Section 5.1.(a) or Section 5.3. are not applicable to the Majority Lenders generally, the Borrowers may either (x) demand that such Lender, and upon such demand such Lender shall promptly, assign its respective Commitment to an Eligible Assignee subject to and in accordance with the provisions of Section 12.8.(c) for a purchase price equal to the aggregate principal balance of Loans then outstanding and owing to such Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to such Lender, any such assignment to be completed within 30 days after the making by such Lender of such determination or demand for payment or (y) within 30 days after the making by such Lender of such determination or demand for payment, pay to Agent, for deposit into the Collateral Account, an amount equal to such Lender's Pro Rata Share of all outstanding Letter of Credit Liabilities and pay to such Lender the aggregate principal balance of Loans then outstanding and owing to such Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to such Lender, whereupon such Lender's Commitment shall terminate, and such Lender shall no longer be a party hereto or have any rights or obligations hereunder or under any of the other Loan Documents. None of the Agent, such Lender, or any other Lender shall be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Assignee.

      SECTION 2.14.     Amount Limitations.
                        ------------------

      Notwithstanding any other term of this Agreement or any other Loan Document, at no time may:

      (a) The aggregate principal amount of all outstanding Revolving Loans, together with the aggregate principal amount of all outstanding Swingline Loans, the aggregate amount of all outstanding Bid Rate Loans and the aggregate amount of all Letter of Credit Liabilities, in each case owing by RCLP (excluding Obligations of the Development Affiliates for which RCLP is obligated pursuant to Section 12.16.), exceed RCLP's Maximum Loan Availability at such time; or

      (b) The aggregate principal amount of all outstanding Revolving Loans, together with the aggregate principal amount of all outstanding Swingline Loans, the aggregate amount of all outstanding Bid Rate Loans and the aggregate amount of all Letter of Credit Liabilities, in each case owing by the Development Affiliates, exceed the Development Affiliates' Maximum Loan Availability at such time; or

      (c) The aggregate principal amount of all outstanding Bid Rate Loans exceed the lesser of (i) $250,000,000 or (ii) one-half of the aggregate amount of all Commitments at such time.

      SECTION 2.15.     Letters of Credit.
                        -----------------

      (a) Letters of Credit. Subject to the terms and conditions of this Agreement including, without limitation, Section 2.14., the Agent, on behalf of Lenders, agrees to issue for the account of the Borrowers during the period from and including the Effective Date to, but excluding, the Revolving Credit Termination Date one or more letters of credit (each a "Letter of Credit") in such form and containing such terms as may be requested from time to time by a Borrower and acceptable to the Agent, up to a maximum aggregate Stated Amount at any one time outstanding not to exceed the L/C Commitment Amount.

      (b) Terms of Letters of Credit. At the time of issuance, the amount, terms and conditions of each Letter of Credit, and of any drafts or acceptances thereunder, shall be subject to approval by the Agent and the Borrower requesting such Letter of Credit. Notwithstanding the foregoing, in no event may
(i) the expiration date of any Letter of Credit extend beyond the Revolving Credit Termination Date, (ii) any Letter of Credit have an initial duration in excess of one year or (iii) a Letter of Credit be issued within 30 days of the Revolving Credit Termination Date. The initial Stated Amount of each Letter of Credit shall be at least $25,000.

      (c) Requests for Issuance of Letters of Credit. In connection with the proposed issuance of a Letter of Credit, a Borrower shall give Agent written notice (or telephonic notice promptly confirmed in writing) prior to the requested date of issuance of a Letter of Credit, such notice to describe in reasonable detail the proposed terms of such Letter of Credit and the nature of the transactions or obligations proposed to be supported by such Letter of Credit, and in any event shall set forth with respect to such Letter of Credit, in addition to the identity of the Borrower requesting such Letter of Credit,
(i) the proposed initial Stated Amount, (ii) the beneficiary, (iii) whether such Letter of Credit is a commercial or standby letter of credit and (iv) the proposed expiration date. A Borrower requesting a Letter of Credit shall also execute and deliver such customary applications and agreements for standby letters of credit, standby letter of credit agreements, applications for amendment to letter of credit, and other forms as requested from time to time by the Agent. Provided such Borrower has given the notice prescribed by the first sentence of this subsection and such Borrower has executed and delivered to the Agent the agreements, applications and other forms as required by the immediately preceding sentence of this subsection, and subject to the terms and conditions of this Agreement, including the satisfaction of any applicable conditions precedent set forth in Article VI., the Agent agrees to issue the requested Letter of Credit on the requested date of issuance for the benefit of the stipulated beneficiary but in no event prior to the date 5 Business Days following the date after which the Agent received the items required to be delivered to it under this subsection. Upon the written request of a Borrower, the Agent shall deliver to such Borrower a copy of (i) any Letter of Credit proposed to be issued hereunder at the request of such Borrower prior to the issuance thereof and (ii) each Letter of Credit issued at the request of such Borrower within a reasonable time after the date of issuance thereof. To the extent any term of a Letter of Credit Document is inconsistent with a term of any Loan Document, the term of the Letter of Credit Document shall control.

      (d) Reimbursement Obligations. Upon receipt by the Agent from the beneficiary of a Letter of Credit of any demand for payment under such Letter of Credit, the Agent shall promptly notify the Borrower for whose account such Letter of Credit was issued of the amount to be paid by the Agent as a result of such demand and the date on which payment is to be made by the Agent to such beneficiary in respect of such demand. Each Borrower hereby unconditionally and irrevocably agrees to pay and reimburse the Agent for the amount of each demand for payment under each Letter of Credit issued for the account of such Borrower at or prior to the date on which payment is to be made by the Agent to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt by the Agent of any payment in respect of any Reimbursement Obligation, the Agent agrees to pay to each Lender that has acquired a participation therein under the second sentence of Section 2.15.(f) such Lender's Pro Rata Share of such payment.

      (e) Manner of Reimbursement. Upon its receipt of a notice referred to in the immediately preceding subsection (d), the Borrower for whose account such Letter of Credit was issued shall advise the Agent whether or not such Borrower intends to borrow hereunder to finance its obligation to reimburse the Agent for the amount of the related demand for payment and, if it does, such Borrower shall submit a timely request for such borrowing as provided in the applicable provisions of this Agreement. If a Borrower fails to reimburse the Agent for a demand for payment under a Letter of Credit by the date of such payment, the Agent shall give each Lender prompt notice thereof and of the amount of the demand for payment, specifying such Lender's Pro Rata Share of the amount of the related demand for payment.

      (f) Lenders' Participation in Letters of Credit. Immediately upon the issuance by the Agent of any Letter of Credit each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Agent, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Pro Rata Share of the liability of the Agent with respect to such Letter of Credit and each Lender thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Agent to pay and discharge when due, such Lender's Pro Rata Share of the Agent's liability under such Letter of Credit. In addition, upon the making of each payment by a Lender to the Agent in respect of any Letter of Credit pursuant to the immediately following subsection
(g), such Lender shall, automatically and without any further action on the part of the Agent or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Agent by the applicable Borrower in respect of such Letter of Credit and (ii) a participation in a percentage equal to such Lender's Pro Rata Share in any interest or other amounts payable by such Borrower in respect of such Reimbursement Obligation (other than fees owing only to the Agent).

      (g) Payment Obligation of Lenders. Each Lender severally agrees to pay to the Agent on demand in immediately available funds in Dollars the amount of such Lender's Pro Rata Share of each drawing paid by the Agent under each Letter of Credit to the extent such amount is not reimbursed by a Borrower pursuant to
Section 2.15.(d) and (e) or the other Letter of Credit Documents. Each such Lender's obligation to make such payments to the Agent under this subsection, and the Agent's right to receive the same, shall be absolute, irrevocable and unconditional and shall not be affected in any way by any circumstance whatsoever, including without limitation, (i) the failure of any other Lender to make its payment under this subsection, (ii) the financial condition of any Borrower, (iii) the existence of any Default or Event of Default, including any Event of Default described in Section 10.1.(g) or (h) or (iv) the termination of the Commitments. Each such payment to the Agent shall be made without any offset, abatement, withholding or deduction whatsoever.

      (h) Agent's Duties Regarding Letters of Credit; Unconditional Nature of Reimbursement Obligation. In examining documents presented in connection with drawings under Letters of Credit and making payments under such Letters of Credit against such documents, the Agent shall only be required to use the same standard of care as it uses in connection with examining documents presented in connection with drawings under letters of credit in which it has not sold participations and making payments under such letters of credit. The Borrowers assume all risks of the acts and omissions of, or misuse of the Letters of
Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, neither the Agent nor any of Lenders shall be responsible (i) for the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under any Letter of Credit even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telex, telecopy or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit, or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit, or the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Agent or the Lenders. None of the above shall affect, impair or prevent the vesting of any of the Agent's rights or powers hereunder. Any action taken or omitted to be taken by the Agent under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create against the Agent any liability to any Borrower or any Lender. In this connection, the obligation of a Borrower to reimburse the Agent for any drawing made under any Letter of Credit issued for the account of such Borrower shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement or any other applicable Letter of Credit Document under all circumstances whatsoever, including without limitation, the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit Document or any term or provisions therein; (ii) any amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents; (iii) the existence of any claim, setoff, defense or other right which any Borrower may have at any time against the Agent, any Lender, any beneficiary of a Letter of Credit or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or in the Letter of Credit Documents or any unrelated transaction; (iv) any breach of contract or dispute between any Borrower, the Agent, any Lender or any other Person; (v) any demand, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (vi) any non-application or misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; (vii) payment by the Agent under the Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of the Letter of Credit; and (viii) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of any Borrower's Reimbursement Obligations.

      (i) Amendments, Etc. The issuance by the Agent of any amendment, supplement or other modification to any Letter of Credit shall be subject to the same conditions applicable under this Agreement to the issuance of new Letters of Credit, and no such amendment, supplement or other modification shall be issued unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such amended, supplemented or modified form or (ii) the Majority Lenders shall have consented thereto.

      (j) Information to Lenders. Promptly following the issuance of any Letters of Credit, the Agent shall deliver to the Borrower for whose account such Letter of Credit was issued, and each Lender a notice describing the aggregate amount of all Letters of Credit outstanding at such time. Upon the request of any Lender from time to time, the Agent shall deliver any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding. Other than as set forth in this subsection, the Agent shall have no duty to notify Lenders regarding the issuance or other matters regarding Letters of Credit issued hereunder. The failure of the Agent to perform its requirements under this subsection shall not relieve any Lender from its obligations under
Section 2.15.(g).

      (k) Effect of Letters of Credit on Commitments. Upon the issuance by the Agent of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Commitment of each Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Lender's Pro Rata Share of the Stated Amount of such Letter of Credit plus any related Reimbursement Obligations then outstanding.

      (l) Termination of Agreement Prior to Expiration of Letters of Credit; Letter of Credit Liabilities in Excess of L/C Commitment Amount. If on the date (the "Facility Termination Date") this Agreement is terminated (whether voluntarily, by reason of the occurrence of an Event of Default or otherwise) any Letters of Credit are outstanding, each Borrower shall, on the Facility Termination Date, pay to the Agent an amount of money equal to the Stated Amount of such Letter(s) of Credit issued for the account of such Borrower, together with the amount of any fees which would otherwise be payable by such Borrower to the Agent or the Lenders in respect of such Letters of Credit but for the occurrence of the Facility Termination Date for deposit into a the Collateral Account. If at any time the aggregate Stated Amount of all outstanding Letters of Credit shall exceed the L/C Commitment Amount then in effect, the Borrowers shall pay on demand to the Agent for deposit into the Collateral Account an amount equal to such excess. If a drawing pursuant to any such Letter of Credit occurs on or prior to the expiration date of such Letter of Credit, each Borrower authorizes the Agent to disburse the monies deposited in the Collateral Account to make payment to the beneficiary with respect to such drawing. If no drawing occurs on or prior to the expiration date of any such Letter of Credit, the Agent shall return to the Borrower for whose account such Letter of Credit was issued the monies deposited in the Collateral Account with respect to such outstanding Letter of Credit on or before the date 30 Business Days after the expiration date with respect to such Letter of Credit.

      (m) Additional Costs in Respect of Letters of Credit. If as a result of the adoption of any Applicable Law or guideline of general applicability regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or if as a result of any risk-based capital guideline or other requirement heretofore or hereafter issued by any Governmental Authority, there shall be imposed, modified or deemed applicable any tax, reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit and the result shall be to increase the cost to the Agent of issuing (or any Lender purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit or reduce any amount receivable by the Agent or any Lender hereunder in respect of any Letter of Credit, then, upon demand by the Agent or such Lender, the applicable Borrowers shall pay immediately to the Agent or such Lender, as applicable, from time to time as specified by the Agent or a Lender, such additional amounts as shall be sufficient to compensate the Agent or such Lender for such increased costs or reductions in amount.

                      ARTICLE III. GENERAL LOAN PROVISIONS

      SECTION 3.1.      Fees.
                        ----

      (a) Facility Fee. During the period commencing on the Agreement Date to but excluding the Revolving Credit Termination Date, the Borrowers jointly and severally agree to pay the Agent for the account of the Lenders a facility fee equal to the daily aggregate amount of the Commitments (whether or not utilized) times a rate per annum equal to the Applicable Facility Fee. Such fee shall accrue through the last day of each calendar quarter and shall be payable in arrears on the fifth day following the end of such calendar quarter. Each Borrower acknowledges that the fee payable hereunder is a bona fide commitment fee and is intended as reasonable compensation to the Lenders for committing to make funds available to the Borrowers as described herein and for no other purposes.

      (b) Extension Fee. If, pursuant to Section 2.10., the Revolving Credit Termination Date is extended, the Borrowers jointly and severally agree to pay to the Agent for the account of each Lender (other than a Rejecting Lender) an extension fee equal to one-fifth of one percent (0.20%) of the amount of such Lender's Commitment at such time. Such fee shall be payable on the date five days following the sooner of the date on which the Agent notified the Borrowers of such extension or the date on which such extension is effective.

      (c) Term Loan Conversion Fee. If, pursuant to Section 2.11., the outstanding balance of Revolving Loans owing by a Borrower is converted into Term Loans, such Borrower agrees to pay to the Agent for the account of each Lender a conversion fee equal to one-quarter of one percent (0.25%) per annum of the outstanding principal balance of such Lender's Term Loan to such Borrower on the first anniversary of the date of the conversion of the Revolving Loans into the Term Loans, such fee to be payable on such anniversary date.

      (d) Bid Rate Loan Fees. Each Borrower agrees to pay to the Agent such fees for services rendered by the Agent in connection with the Bid Rate Loans as shall be separately agreed upon between such Borrower and the Agent.

      (e)   Agent's Fees. The Borrowers jointly and severally agree to pay to
            ------------
the Agent such fees for services rendered by the Agent as shall be separately agreed upon between the Borrowers and the Agent.

      (f) Letter of Credit Fees. Each Borrower agrees to pay to the Agent for account of each Lender and the Agent a letter of credit fee at a rate per annum equal to the Applicable Margin for LIBOR Loans multiplied by the Stated Amount of each Letter of Credit issued for the account of such Borrower, on the date of issuance of such Letter of Credit and on each annual anniversary of the date of issuance thereof until such Letter of Credit has expired. The fee provided for in the immediately preceding sentence shall be nonrefundable. The Agent shall be entitled to deduct from such Letter of Credit fees, and retain for its own account, an amount equal to one-quarter of one percent (0.25%) of the Stated Amount of each Letter of Credit. Each Borrower shall also directly pay to the Agent all commissions, charges, costs and expenses in the amounts customarily charged by the Agent from time to time in like circumstances with respect to the issuance of each Letter of Credit issued for the account of such Borrower, drawings, amendments and other transactions relating thereto.

      SECTION 3.2.      Computation of Interest and Fees.
                        --------------------------------

      Unless set forth to the contrary herein, accrued interest on the Loans and the Letter of Credit Liabilities and all fees due hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day of a period).

      SECTION 3.3.      Pro Rata Treatment.
                        ------------------

      Except to the extent otherwise provided herein: (a) each borrowing from the Lenders under Section 2.1.(a) and Section 2.3.(e) shall be made from the Lenders, each payment of the fees under Sections 3.1.(a) through (c) and the first sentence of Section 3.1. (f) shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments under Section
2.9. shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (b) each payment or prepayment of principal of Revolving Loans by a Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Revolving Loans held by them, provided that if immediately prior to giving effect to any such payment in respect of any Revolving Loans the outstanding principal amount of the Revolving Loans shall not be held by the Lenders pro rata in accordance with their respective Commitments in effect at the time such Loans were made, then such payment shall be applied to the Revolving Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Revolving Loans being held by the Lenders pro rata in accordance with their respective Commitments;
(c) each payment or prepayment of principal of Term Loans by a Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Term Loan then owing to each of them by such Borrower; (d) each payment of interest on Revolving Loans and Term Loans by a Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders; (e) the making of Revolving Loans, and the Conversion and Continuation of Revolving Loans and Term Loans of a particular Type (other than Conversions provided for by Section 5.5.), shall be made pro rata among the Lenders according to the amounts of their respective Commitments (in the case of making of Revolving Loans) or their respective Loans (in the case of Conversions and Continuations of Revolving Loans or Term Loans) and the then current Interest Period for each Lender's portion of each Revolving Loan or Term Loan of such Type shall be coterminous; (f) each prepayment of principal of Bid Rate Loans by a Borrower pursuant to Section 2.8.(f) shall be made for account of the Lenders then owed Bid Rate Loans by such Borrower pro rata in accordance with the respective unpaid principal amounts of the Bid Rate Loans then owing to each such Lender by such Borrower; (g) the Lenders' participation in, and payment obligations in respect of, Swingline Loans under Section 2.3., shall be in accordance with their respective Pro Rata Shares, and (h) the Lenders' participation in, and payment obligations in respect of, Letters of Credit under
Section 2.15., shall be pro rata in accordance with their respective Commitments. All payments of principal, interest, fees and other amounts in respect of the Swingline Loans shall be for the account of the Swingline Lender only (except to the extent any Lender shall have acquired a participating interest in any such Swingline Loan pursuant to Section 2.3.(e)).

      SECTION 3.4.      Sharing of Payments, Etc.
                        ------------------------
      Each Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option, upon the occurrence and during the continuance of an Event of Default but subject to the Agent's prior written consent, to offset balances held by it for the account of such Borrower at any of such Lender's offices, in Dollars or in any other currency, against any principal of, or interest on, any of such Lender's Loans owing by such Borrower hereunder (or other Obligations owing by such Borrower to such Lender hereunder) which is not paid when due (regardless of whether such balances are then due to such Borrower), in which case such Lender shall promptly notify such Borrower, all other Lenders and the Agent thereof; provided, however, such Lender's failure to give such notice shall not affect the validity of such offset. If a Lender shall obtain payment of any principal of, or interest on, any Loan under this Agreement, or shall obtain payment on any other Obligation owing by a Borrower or any other Loan Party through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by a Borrower or any other Loan Party to a Lender not in accordance with the terms of this Agreement and such payment, pursuant to the immediately preceding Section, should be distributed to all or some of the Lenders in accordance with such Section, such Lender shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of such Section. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. Each Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other Obligations owed by such Borrower to such other Lenders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Borrower.

      SECTION 3.5.      Defaulting Lenders.
                        ------------------

      If for any reason any Lender (a "Defaulting Lender") shall fail or refuse to perform its obligations under this Agreement or any other Loan Document to which it is a party within the time period specified for performance of such obligation or, if no time period is specified, if such failure or refusal continues for a period of 5 Business Days after notice from the Agent, then, in addition to the rights and remedies that may be available to the Agent or the Borrowers under this Agreement or Applicable Law, such Defaulting Lender's right to participate in the administration of the Loans, this Agreement and the other Loan Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of the Agent or to be taken into account in the calculation of Majority Lenders, shall be suspended during the pendency of such failure or refusal. If for any reason a Lender fails to make timely payment to the Agent of any amount required to be paid to the Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which the Agent or the Borrowers may have under the immediately preceding provisions or otherwise, the Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Rate, (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Lender under this Agreement or any other Loan Document and (iii) to bring an action or suit against such Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. Any amounts received by the Agent in respect of a Defaulting Lender's Pro Rata Share of the Loans shall not be paid to such Defaulting Lender and shall be held by the Agent and paid to such Defaulting Lender upon the Defaulting Lender's curing of its default.

      SECTION 3.6.      Usury.
                        -----

      In no event shall the amount of interest due or payable on the Loans exceed the maximum rate of interest allowed by Applicable Law and, in the event any such payment is paid by a Borrower or received by any Lender, then such excess sum shall be credited as a payment of principal. It is the express intent of the parties hereto that the Borrowers not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrowers under Applicable Law.

      SECTION 3.7.      Agreement Regarding Interest and Charges.
                        ----------------------------------------

      THE PARTIES HERETO HEREBY AGREE AND STIPULATE THAT THE ONLY CHARGE IMPOSED UPON THE BORROWERS FOR THE USE OF MONEY IN CONNECTION WITH THIS AGREEMENT IS AND SHALL BE THE INTEREST DESCRIBED IN SECTION 2.7. AND WITH RESPECT TO SWINGLINE LOANS, IN SECTION 2.3.(C). THE PARTIES HERETO FURTHER AGREE AND STIPULATE THAT ALL OTHER CHARGES IMPOSED BY LENDERS AND THE AGENT ON THE BORROWERS IN CONNECTION WITH THIS AGREEMENT, INCLUDING ALL AGENCY FEES, COMMITMENT FEES, FACILITY FEES, UNUSED FACILITY FEES, EXTENSION FEES, UNDERWRITING FEES, LETTER OF CREDIT FEES, DEFAULT CHARGES, LATE CHARGES, ATTORNEYS' FEES AND REIMBURSEMENT FOR COSTS AND EXPENSES PAID BY THE AGENT OR ANY LENDER TO THIRD PARTIES OR FOR DAMAGES INCURRED BY THE AGENT OR ANY LENDER, ARE CHARGES MADE TO COMPENSATE THE AGENT OR ANY SUCH LENDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE AGENT AND LENDERS IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY PURSUANT TO OFFICIAL CODE OF GEORGIA ANNOTATED SECTION 7-4-2 OR 7-4-18. ALL
CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

      SECTION 3.8.      Statements of Account.
                        ---------------------

      The Agent will account to the Borrowers monthly with a statement of Loans, Letters of Credit, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Agent shall be deemed final, binding and conclusive upon each of the Borrowers absent demonstrable error. The failure of the Agent or any Lender to maintain or deliver such a statement of accounts shall not relieve or discharge any Borrower from its obligations hereunder.

      SECTION 3.9.      Reliance.
                        --------

      Neither the Agent nor any Lender shall incur any liability to any Borrower for acting upon any telephonic notice permitted under this Agreement which the Agent or such Lender believes reasonably and in good faith to have been given by an individual authorized to deliver a Notice of Borrowing, Notice of Conversion, Notice of Continuation, Extension Request or a request for issuance of a Letter of Credit on behalf of a Borrower.

      SECTION 3.10.     Taxes.
                        -----

      (a) Taxes Generally. All payments by the Borrowers of principal of, and interest on, the Loans and all other Obligations shall be made free and clear of and without deduction for any present or future excise, stamp or other taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (without duplication): (i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between the Agent or a Lender and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of the Agent or such Lender pursuant to or in respect of this Agreement or any other Loan Document),
(iii) any withholding taxes payable with respect to payments hereunder or under any other Loan Document under Applicable Law in effect on the Agreement Date,
(iv) any taxes imposed on or measured by any Lender's assets, net income, receipts or branch profits and (v) any taxes arising after the Agreement Date solely as a result of or attributable to a Lender changing its designated Lending Office after the date such Lender becomes a party hereto (such non-excluded items being collective called "Taxes"). If any withholding or deduction from any payment to be made by a Borrower hereunder is required in respect of any Taxes pursuant to any Applicable Law, then such Borrower will:

            (i) pay directly to the relevant Governmental Authority the full amount required to be so withheld or deducted;

            (ii) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such Governmental Authority; and

            (iii) pay to the Agent for its account or the account of the applicable Lender, as the case may be, such additional amount or amounts as is necessary to ensure that the net amount actually received by the Agent or such Lender will equal the full amount that the Agent or such Lender would have received had no such withholding or deduction been required.

      (b) Tax Indemnification. If a Borrower fails to pay any Taxes when due to the appropriate Governmental Authority or fails to remit to the Agent, for its account or the account of the respective Lender, as the case may be, the required receipts or other required documentary evidence, such Borrower shall indemnify the Agent and the Lenders for any incremental Taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. For purposes of this Section, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by a Borrower.

      (c) Tax Forms. Each Lender or Participant organized under the laws of a jurisdiction other than the United States of America agrees to deliver to the Borrowers and the Agent such certificates, documents or other evidence, as required by the Internal Revenue Code, correctly completed and executed by such Lender or Participant establishing that such payment is not subject to United States federal withholding tax under the Internal Revenue Code because such payment is either effectively connected with the conduct by such Lender or Participant of a trade or business in the United States or totally exempt from United States federal withholding tax by reason of the application of the provisions of a treaty to which the United States is a party or such Lender is otherwise exempt.

      (d) Refunds. If the Agent or any Lender shall become aware that it is entitled to a refund in respect of Taxes for which it has been indemnified by a Borrower pursuant to this Section, the Agent or such Lender shall promptly notify such Borrower of the availability of such refund and shall, within 30 days after receipt of a written request by such Borrower, apply for such refund at such Borrower's sole cost and expense. So long as no Event of Default shall have occurred and be continuing, if the Agent or any Lender shall receive a refund in respect of any such Taxes as to which it has been indemnified by a Borrower pursuant to this Section, the Agent or such Lender shall promptly notify such Borrower of such refund and shall, within 30 days of receipt, pay such refund (to the extent of amounts that have been paid by such Borrower under this Section with respect to such refund and not previously reimbursed) to such Borrower, net of all reasonable out-of-pocket expenses of such Lender or the Agent and without interest (other than the interest, if any, included in such refund).

                    ARTICLE IV. UNENCUMBERED POOL PROPERTIES

      SECTION 4.1. Acceptance of Unencumbered Pool Properties.
                   ------------------------------------------

      (a)   Existing Unencumbered Pool Properties.  Subject to compliance with
            -------------------------------------
the terms and conditions of Section 6.1. and subject to any limitations set forth on Schedule 4.1., as of the Effective Date the Lenders have accepted the Properties listed on Schedule 4.1. as Unencumbered Pool Properties and Schedule
4.1 designates as to each such Unencumbered Pool Property, the owner of such Property and whether such Unencumbered Pool Property is a Qualified Development Property, Stabilized Retail Operating Property or Pre-Stabilized Retail Operating Property.

      (b) Submission of Additional Properties. If any Borrower desires that the Lenders accept an additional Eligible Property as an Unencumbered Pool Property after the Effective Date, such Borrower shall so notify the Agent in writing and shall deliver to the Agent the following:

            (i) An Unencumbered Pool Certificate setting forth (A) on a pro forma basis the Maximum Loan Availability of both RCLP and the Development Affiliates, assuming that such Eligible Property is accepted as an Unencumbered Pool Property, (B) the Occupancy Rate of such Eligible Property, (C) calculations evidencing continued compliance with Sections
      4.3. and 9.10., assuming that such Eligible Property is an Unencumbered Pool Property, (D) the percentage amount of the Borrowing Base of both RCLP and the Development Affiliates, assuming that such Eligible Property is an Unencumbered Pool Property, attributable to such Eligible Property (which percentage amount shall not exceed 5%) and (E) if such Eligible Property is owned by RCLP or one of its Subsidiaries, the amount of the Borrowing Base of both RCLP and the Development Affiliates, assuming that such Eligible Property is accepted as an Unencumbered Pool Property, attributable to all Unencumbered Pool Properties which are owned by Subsidiaries of RCLP that are not Wholly Owned Subsidiaries;

            (ii) copy of the most recent ALTA Owner's Policy of Title Insurance (or commitment to issue such a policy to the Loan Party owning or to own such Eligible Property) relating to such Eligible Property showing the identity of the fee titleholder thereto and all matters of record; and

            (iii) A Property Certificate executed by the chief financial officer or controller of RCLP (which officer shall be authorized to execute such certificate).

      Upon the Agent's receipt of such items in form and substance satisfactory to the Agent, the Eligible Property shall be accepted as an Unencumbered Pool Property.

      Upon any acceptance of an Eligible  Property  pursuant to this  subsection
(b), and upon execution and delivery of all of the following, such Eligible Property shall become an Unencumbered Pool Property:

            (1) If such Eligible Property is owned (or is being acquired) by a Subsidiary of RCLP that is not yet a party to the Guaranty and such Subsidiary has incurred, acquired or suffered to exist any Indebtedness other than Nonrecourse Indebtedness, an Accession Agreement executed by such Subsidiary and all other items required to be delivered by a under
      Section 8.24.;

            (2) If RCLP does not cause such Subsidiary to become a party to the Guaranty pursuant to Section 8.24. because RCLP determines that such Person cannot become a party to the Guaranty without violating: (A) terms of its articles of incorporation, bylaws, operating agreement, partnership agreement, declaration of trust or other similar organizational document, which terms expressly prohibit such Subsidiary from providing Guarantees of Indebtedness of any other Person or otherwise incurring any Indebtedness or (B) fiduciary obligations owing by such Subsidiary to the holders of equity interest in such Subsidiary and imposed under Applicable Law, then RCLP shall promptly deliver to the Agent and its counsel such documentation as is reasonably necessary for the Agent and its counsel to confirm (I) such potential violation and (II) that RCLP directly, or indirectly through a Subsidiary, has the right to take the following actions with respect to the Eligible Property owned by such Subsidiary without the need to obtain the consent of any other Person: (A) to create Lien on such Eligible Property as security for Indebtedness of RCLP or such Subsidiary, as applicable and (B) to sell, transfer or otherwise dispose of such Eligible Property; and

            (3) Such other items or documents as may be appropriate under the circumstances as requested by the Agent.

Notwithstanding anything herein to the contrary, no Borrower shall submit any Eligible Property for acceptance under this subsection (b) if such Eligible Property (x) was previously submitted for consideration to and rejected by the Agent and Lenders under the Existing Credit Agreement; (y) is a "side shop center" unless the tenant of the adjacent stand-alone grocery store is an Approved Grocery Store or (z) is a stand-alone grocery store unless the tenant is an Approved Grocery Store and the corporate parent of the Approved Grocery Store is fully obligated (either directly or by way of guaranty) in respect of the applicable lease.

      (c) Alternative Acceptance Procedure. If an Eligible Property does not satisfy all of the requirements for acceptance as an Unencumbered Pool Property pursuant to the immediately preceding subsection (b), a Borrower may submit such Eligible Property for consideration by notifying the Agent in writing of such Borrower's intent to submit such Eligible Property and by delivering the following additional items, in form and substance satisfactory to the Agent:

            (i) A description of such Eligible Property, such description to include the age, location, site plan and current occupancy rate of such Eligible Property;

            (ii) Operating statements for such Eligible Property for the immediately preceding fiscal year and for current fiscal year through the fiscal quarter most recently ending, in each case audited or certified by a representative of such Borrower as being true and correct in all material respects and prepared in accordance with GAAP, provided that, with respect to (A) any period such Eligible Property was not owned by a Loan Party or (B) any Qualified Development Property, such information shall only be required to be delivered to the extent reasonably available to such Borrower and such certification may be based upon the best of such Borrower's knowledge;

            (iii) If prepared by such Borrower, a pro forma operating statement for such Eligible Property;

            (iv) A current rent roll and occupancy report for such Eligible Property, certified by a representative of such Borrower as being true and correct in all material respects, and a two-year occupancy history of such Eligible Property, certified by a representative of such Borrower to be true and correct, provided that, with respect to (A) any period such Eligible Property was not owned by a Loan Party or (B) any Qualified Development Property, such information shall only be required to be delivered to the extent reasonably available to such Borrower and such certification may be based upon the best of such Borrower's knowledge;

            (v) An operating budget for such Eligible Property with respect to the current fiscal year if available;

            (vi) If such Eligible Property is a Qualified Development Property, a capital expenditure plan with respect to such Eligible Property showing all hard and soft costs budgeted to be paid, incurred or otherwise expended or accrued for such Eligible Property to complete such Eligible Property and convert such Eligible Property into a Stabilized Retail Operating Property; and

            (vii) Copies of all Material Contracts affecting such Eligible Property;

            (viii) Copies of all engineering, mechanical, structural and maintenance studies performed with respect to such Eligible Property;

            (ii) A "Phase I" environmental assessment of such Eligible Property not more than 12 months old prepared by an environmental engineering firm acceptable to the Agent, and any additional environmental studies or assessments available to such Borrower performed with respect to such Eligible Property;

            (ix) With respect to any Eligible Property being acquired by a Loan Party, a copy of the materials relating to such Eligible Property submitted by such Borrower to its board of directors for their approval of such Eligible Property (but only to the extent such materials have not already been provided under any of the preceding subsections);

            (x) An Unencumbered Pool Certificate setting forth (A) on a pro forma basis the Maximum Loan Availability of both RCLP and the Development Affiliates, assuming that such Eligible Property is accepted as an Unencumbered Pool Property, (B) the Occupancy Rate of such Eligible Property, (C) calculations evidencing continued compliance with Sections
      4.3. and 9.10., assuming that such Eligible Property is accepted as an Unencumbered Pool Property, (D) the percentage amount of the Borrowing Base of both RCLP and the Development Affiliates, assuming that such Eligible Property is an Unencumbered Pool Property, attributable to such Eligible Property (which percentage amount shall not exceed 5%) and (E) if such Eligible Property is owned by RCLP or one of its Subsidiaries, the amount of the Borrowing Base of both RCLP and the Development Affiliates, assuming that such Eligible Property is accepted as an Unencumbered Pool Property, attributable to all Unencumbered Pool Properties which are owned by Subsidiaries of RCLP that are not Wholly Owned Subsidiaries; and

            (xi) Such other information the Agent may reasonably request in order to evaluate the Eligible Property.

      Following receipt of the foregoing documents and information, the Agent shall promptly submit such documents and information to the Lenders for approval. Upon approval by the Majority Lenders (which must include the Agent in its capacity as a Lender), and upon execution and delivery of all of the following, such Eligible Property shall become an Unencumbered Pool Property:

            (1) A copy of the most recent ALTA Owner's Policy of Title Insurance (or commitment to issue such a policy to the Loan Party owning or to own such Eligible Property) relating to such Eligible Property showing the identity of the fee titleholder thereto and all matters of record;

            (2) If such Eligible Property is owned (or is being acquired) by a Subsidiary of RCLP that is not yet a party to the Guaranty and such Subsidiary has incurred, acquired or suffered to exist any Indebtedness other than Nonrecourse Indebtedness, an Accession Agreement executed by such Subsidiary and all other items required to be delivered by a Subsidiary under Section 8.24.;

            (3) If RCLP does not cause such Subsidiary to become a party to the Guaranty pursuant to Section 8.24. because RCLP determines that such Person cannot become a party to the Guaranty without violating: (A) terms of its articles of incorporation, bylaws, operating agreement, partnership agreement, declaration of trust or other similar organizational document, which terms expressly prohibit such Subsidiary from providing Guarantees of Indebtedness of any other Person or otherwise incurring any Indebtedness or (B) fiduciary obligations owing by such Subsidiary to the holders of equity interest in such Subsidiary and imposed under Applicable Law, then RCLP shall promptly deliver to the Agent and its counsel such documentation as is reasonably necessary for the Agent and its counsel to confirm (I) such potential violation and (II) that RCLP directly, or indirectly through a Subsidiary, has the right to take the following actions with respect to the Eligible Property owned by such Subsidiary without the need to obtain the consent of any other Person: (A) to create Lien on such Eligible Property as security for Indebtedness of RCLP or such Subsidiary, as applicable and (B) to sell, transfer or otherwise dispose of such Eligible Property; and

            (4) Such other items or documents as may be appropriate under the circumstances as requested by the Agent.

      SECTION 4.2.      Termination of Designation as Unencumbered Pool
            Property.

      From time to time a Borrower may request, upon not less than 20 days prior written notice to the Agent and the Lenders, that an Unencumbered Pool Property cease to be an Unencumbered Pool Property. The Agent shall grant such request if all of the following conditions are satisfied:

      (a) no Default or Event of Default shall have occurred and be continuing both at the time of such request and immediately after giving effect to such request; and

      (b) such Borrower shall have delivered to the Agent an  Unencumbered  Pool
Certificate demonstrating on a pro forma basis, and the Agent shall have determined, that none of the conditions referred to in Section 2.14. exists or will exist after giving effect to such request and any prepayment to be made and/or the acceptance of any Property as an additional or replacement Unencumbered Pool Property to be given concurrently with such request.

      After giving effect to any request that an Unencumbered Pool Property cease to be designated as such, RCLP may request in writing that the Agent release, and upon receipt of such request the Agent shall release, a Guarantor from the Guaranty so long as: (i) such Guarantor is not the Parent; (ii) such Guarantor owns no other Unencumbered Pool Property, nor any direct or indirect equity interest in any Subsidiary that does own an Unencumbered Pool Property;
(iii) such Guarantor is not otherwise required to be a party to the Guaranty under Section 8.24.; and (iv) no Default or Event of Default shall then be in existence or would occur as a result of such release.

      SECTION 4.3.      Additional Requirements of Unencumbered Pool Properties.
                        -------------------------------------------------------

      The ratio (expressed as a percentage) of (a) the net rentable square footage of all Unencumbered Pool Properties which are Stabilized Retail Operating Properties actually occupied by tenants paying rent pursuant to binding leases as to which no monetary default has occurred and is continuing to
(b) the aggregate net rentable square footage of all Unencumbered Pool Properties which are Stabilized Retail Operating Properties shall at all times equal or exceed 90%. A Property shall cease to be an Unencumbered Pool Property if it shall cease to be an Eligible Property.

                        ARTICLE V. YIELD PROTECTION, ETC.

      SECTION 5.1.      Additional Costs; Capital Adequacy.
                        ----------------------------------

      (a) Additional Costs. Each Borrower shall promptly pay to the Agent for the account of a Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender that it determines are attributable to its making or maintaining of any LIBOR Loans or its obligation to make any LIBOR Loans hereunder, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans or such obligation or the maintenance by such Lender of capital in respect of its LIBOR Loans or its Commitment (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans or its Commitments (other than taxes imposed on or measured by the overall net income of such Lender or of its Lending Office for any of such LIBOR Loans by the jurisdiction in which such Lender has its principal office or such Lending Office); or (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, or other credit extended by, or any other acquisition of funds by such Lender (or its parent corporation), or any commitment of such Lender (including, without limitation, the Commitment of such Lender hereunder); or (iii) has or would have the effect of reducing the rate of return on capital of such Lender to a level below that which such Lender could have achieved but for such Regulatory Change (taking into consideration such Lender's policies with respect to capital adequacy).

      (b) Lender's Suspension of LIBOR Loans. Without limiting the effect of the provisions of the immediately preceding subsection (a), if by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes LIBOR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrowers (with a copy to the Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans into, LIBOR Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.5. shall apply).

      (c) Notification and Determination of Additional Costs. Each of the Agent and each Lender, as the case may be, agrees to notify the Borrowers of any event occurring after the Agreement Date entitling the Agent or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, that the failure of the Agent or any Lender to give such notice shall not release any Borrower from any of its obligations hereunder. Each Lender agrees to furnish to the Borrowers and the Agent a certificate setting forth the basis and amount of each request for compensation under this Section. Determinations by such Lender of the effect of any Regulatory Change shall be conclusive, provided that such determinations are made on a reasonable basis and in good faith.

      SECTION 5.2.      Suspension of LIBOR Loans.
                        -------------------------

      Anything herein to the contrary notwithstanding, if, on or prior to the determination of any LIBO Rate for any Interest Period:

            (a) the Agent reasonably determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of LIBO Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein or is otherwise unable to determine the LIBO Rate, or

            (b) any Lender reasonably determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of LIBO Rate upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Lender of making or maintaining LIBOR Loans for such Interest Period; or

            (c) any Lender that has outstanding a Bid Rate Quote with respect to a LIBOR Margin Loan reasonably determines (which determination shall be conclusive) that the LIBO Rate will not adequately and fairly reflect the cost to such Lender of making or maintaining such LIBOR Margin Loan;

      then the Agent shall give the Borrowers and each Lender prompt notice thereof and, so long as such condition remains in effect, (i) in the case of clause (a) or (b) above, the Lenders shall be under no obligation to, and shall not, make additional LIBOR Loans, Continue LIBOR Loans or Convert Loans into LIBOR Loans and each Borrower shall, on the last day of each current Interest Period for each outstanding LIBOR Loan owing by such Borrower, either prepay such Loan or Convert such Loan into a Base Rate Loan and (ii) in the case of clause (c) above, no Lender that has outstanding a Bid Rate Quote with respect to a LIBOR Margin Loan shall be under any obligation to make such Loan.

      SECTION 5.3.      Illegality.
                        ----------

      Notwithstanding any other provision of this Agreement, if any Lender shall determine (which determination shall be conclusive and binding) that it is unlawful for such Lender to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrowers thereof (with a copy of such notice to the Agent) and such Lender's obligation to make or Continue, or to Convert Revolving Loans of any other Type into, LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.5. shall be applicable).

      SECTION 5.4.      Compensation.
                        ------------

      Each Borrower shall pay to the Agent for account of each Lender, upon the request of such Lender through the Agent, such amount or amounts as shall be sufficient to compensate such Lender for any loss, cost or expense that such Lender reasonably determines is attributable to:

            (a) any payment or prepayment (whether mandatory or optional) of a LIBOR Loan or Bid Rate Loan, or Conversion of a LIBOR Loan, made by such Lender to such Borrower for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such Loan; or

            (b) any failure by such Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Article VI. to be satisfied) to borrow a LIBOR Loan or Bid Rate Loan from such Lender on the date for such borrowing, or to Convert a Base Rate Loan into a LIBOR Loan or Continue a LIBOR Loan on the requested date of such Conversion or Continuation.

      Not in limitation of the foregoing, such compensation shall include, but shall not be limited to: (i) in the case of a LIBOR Loan, an amount equal to the then present value of (A) the amount of interest that would have accrued on such LIBOR Loan for the remainder of the Interest Period at the rate applicable to such LIBOR Loan, less (B) the amount of interest that would accrue on the same LIBOR Loan for the same period if the LIBO Rate were set on the date on which such LIBOR Loan was repaid, prepaid or Converted or the date on which such Borrower failed to borrow, Convert or Continue such LIBOR Loan, as applicable, calculating present value by using as a discount rate the LIBO Rate quoted on such date; and (ii) in the case of a Bid Rate Loan, the sum of such losses and expenses as the Lender or Designated Lender who made such Bid Rate Loan may reasonably incur by reason of such prepayment, including without limitation any losses or expenses incurred in obtaining, liquidating or employing deposits from third parties.

       Upon a Borrower's request, any Lender requesting compensation under this Section shall provide such Borrower with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof. Any such statement shall be conclusive absent manifest error.

      SECTION 5.5.      Treatment of Affected Loans.
                        ---------------------------

      If the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 5.1.(b), Section 5.2. or Section 5.3., then such Lender's LIBOR Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for LIBOR Loans (or, in the case of a Conversion required by Section 5.1.(b) or 5.3., on such earlier date as such Lender may specify to the Borrowers with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
Section 5.1., Section 5.2. or 5.3. that gave rise to such Conversion no longer exist:

      (a) to the extent that such Lender's LIBOR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's LIBOR Loans shall be applied instead to its Base Rate Loans; and

      (b) all Revolving Loans that would otherwise be made or Continued by such Lender as LIBOR Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into LIBOR Loans shall remain as Base Rate Loans.

      If such Lender gives notice to the Borrowers (with a copy to the Agent) that the circumstances specified in Section 5.1. or 5.3. that gave rise to the Conversion of such Lender's LIBOR Loans pursuant to this Section no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans made by other Lenders are outstanding, then such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

      SECTION 5.6.      Change of Lending Office.
                        ------------------------

      Each Lender agrees that it will use reasonable efforts to designate an alternate Lending Office with respect to any of its Loans affected by the matters or circumstances described in Sections 3.10., 5.1. or 5.3. to reduce the liability of a Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America.

                             ARTICLE VI. CONDITIONS

      SECTION 6.1.      Effectiveness.
                        -------------

      The effectiveness of the amendment and restatement of the Existing Regency Credit Agreement contemplated hereby, as well as the obligation of the Lenders to make any Revolving Loans, of the Swingline Lender to make any Swingline Loans, and of the Agent to issue Letters of Credit, to or for the account of the Borrowers in accordance with the terms hereof, are subject to the condition precedent that the Borrowers deliver to the Agent each of the following, each of which shall be in form and substance satisfactory to the Agent:

      (a) counterparts of this Agreement executed by each of the parties hereto;

      (b) Revolving Notes and Bid Rate Notes executed by each Borrower other than RCLP, payable to all Lenders or any Designated Lender, if applicable, and Swingline Notes executed by the Borrowers other than RCLP;

      (c) (i) the Guaranty executed by each "Guarantor" under the Existing Credit Agreement and any other Person that would be required under Section 8.24.(a) to become a party to the Guaranty as of the Effective Date and (ii) the Development Affiliate Guaranty executed by each Person that would be required under Section 8.24.(a) to become a party to the Development Affiliate Guaranty as of the Effective Date;

      (d) an opinion of Foley & Lardner, counsel to the Borrowers, the Guarantors and the Development Affiliate Guarantors, and addressed to the Agent and the Lenders in substantially the form of Exhibit N-1;

      (e) an opinion of Alston & Bird LLP, counsel to the Agent, and addressed to the Agent and the Lenders in substantially the form of Exhibit N-2;

      (f)   all of the documents and information required to be delivered under
Section 4.1. with respect to each of the Properties listed on Schedule 4.1. and which have not previously been delivered to the Agent;

      (g)   an Unencumbered Pool Certificate dated the Agreement Date;

      (h) the certificate of limited partnership of RCLP certified as of a recent date by the Secretary of State of the State of Delaware;

       (i) a Certificate of Good Standing issued as of a recent date by the Secretary of State of the State of Delaware and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which RCLP is required to be so qualified;

      (j) a certificate of incumbency signed by the Secretary or Assistant Secretary of the general partner of RCLP with respect to each of the officers of the general partner of RCLP authorized to execute and deliver the Loan Documents to which RCLP is a party;

      (k) certified copies (certified by the Secretary or Assistant Secretary of the general partner of RCLP) of the partnership agreement of RCLP and of all necessary action taken by RCLP (and any of the partners of RCLP) to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

      (l) the articles of incorporation, articles of organization, certificate of limited partnership or other comparable organizational instrument (if any) of each other Borrower and each Guarantor certified as of a recent date by the respective Secretary of State of the State of formation of such Borrower or Guarantor;

      (m) a Certificate of Good Standing or certificate of similar meaning with respect to each other Borrower and each Guarantor issued as of a recent date by the respective Secretary of State of the State of formation of each such Borrower or Guarantor and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Borrower or Guarantor is required to be so qualified;

      (n) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each other Borrower and each Guarantor with respect to each of the officers of such Borrower or Guarantor authorized to execute and deliver the Loan Documents to which such Borrower or Guarantor is a party;

      (o) copies certified by the Secretary or Assistant Secretary of each other Borrower and each Guarantor (or other individual performing similar functions) of (i) the by-laws of such Borrower or Guarantor, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (ii) all corporate, partnership, member or other necessary action taken by such Borrower or Guarantor to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

      (p) all loan closing fees and any other fees then due and payable to the Agent and the Lenders in connection with this Agreement; and

      (q) such other documents, instruments and agreements as the Agent or any Lender may reasonably request.

      SECTION 6.2.      Conditions to All Loans and Letters of Credit.
                        ---------------------------------------------

      The obligation of the Lenders to make any Revolving Loans, and of the Swingline Lender to make any Swingline Loans, and of the Agent to issue Letters of Credit is subject to the condition precedent that the following conditions be satisfied in the judgment of the Agent:

      (a) in the case of a Revolving Loan, timely receipt by the Agent of a Notice of Borrowing, or in the case of a Swingline Loan, timely receipt by the Swingline Lender of a Notice of Swingline Borrowing;

      (b) the proposed use of proceeds of such Loan or Letter of Credit, as the case may be, set forth in the Notice of Borrowing or Notice of Swingline Borrowing, as the case may be, is consistent with the provisions of Section 8.14.;

      (c) immediately before and after the making of such Loan or the issuance of such Letter of Credit, no Default (including without limitation, the existence of the condition described in Section 2.8.(f)) or Event of Default shall have occurred and be continuing; and

      (d) the representations and warranties of the Borrowers and the Guarantors contained in the Loan Documents shall be true in all material respects on and as of the date of such Loan or issuance of such Letter of Credit, as applicable, except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted hereunder and the other Loan Documents.

The delivery of each Notice of Borrowing and each Notice of Swingline Borrowing and the making of each Loan and the issuance of each Letter of Credit shall constitute a certification by the Borrowers to the Agent and the Lenders that the statements in the immediately preceding clauses (b) through (d) are true.

      SECTION 6.3.      Conditions to Conversion to Term Loans.
                        --------------------------------------

      The right of a Borrower to convert Revolving Loans owing by it into Term Loans under Section 2.11. is subject to the condition precedent that the following conditions be satisfied in the judgment of the Agent:

      (a) timely receipt by the Agent of the notice from such Borrower required under such Section;

      (b) immediately before and after such conversion, no Default (including without limitation, the existence of the condition described in Section 2.8.(f)) or Event of Default shall have occurred and be continuing; and

      (c) the representations and warranties of each Borrower contained in the Loan Documents to which it is a party shall be true in all material respects on and as of the date of such conversion except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted hereunder and the other Loan Documents.

The delivery of the notice required under such Section shall constitute a certification by such Borrower to the Agent and the Lenders that the statements in the immediately preceding clauses (b) and (c) are true.

                   ARTICLE VII. REPRESENTATIONS AND WARRANTIES

       Each of the Borrowers represents and warrants to the Agent and the Lenders as follows (except that each Development Affiliate shall only be deemed to make the following representations and warranties to the extent relating to or concerning such Development Affiliate):

      SECTION 7.1.      Existence and Power.
                        -------------------

      Each of the Borrowers, each Guarantor, each Development Affiliate Guarantor and its other Subsidiaries is a corporation, partnership or other legal entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified and is in good standing, authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

      SECTION 7.2.      Ownership Structure.
                        -------------------

      Part I of Schedule 7.2. is a complete and correct list of all Subsidiaries of the Parent (including all Subsidiaries of RCLP) and the Borrowers other than RCLP, setting forth for each such Subsidiary, (a) the jurisdiction of organization of such Subsidiary, (b) each Person holding ownership interests in such Subsidiary and (c) the nature of the ownership interests held by each such Person and (d) the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in such Schedule (i) each of the Parent, its Subsidiaries and the Subsidiaries of the Borrowers owns, free and clear of all Liens, and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it on such Schedule, (ii) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (iii) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, any such Person. Part II of Schedule 7.2. correctly sets forth all Unconsolidated Affiliates and Preferred Stock Entities of the Parent, including the correct legal name of such Person, the type of legal entity which each such Person is, and all ownership interests in such Person held directly or indirectly by the Parent.

      SECTION 7.3. Authorization of Agreement, Notes, Loan Documents and Borrowings.

      Each Borrower, each Guarantor and each Development Affiliate Guarantor has the right and power, and has taken all necessary action to authorize it, to borrow hereunder (in the case of a Borrower) and to execute, deliver and perform this Agreement, the Notes and the other Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby, as the case may be. This Agreement, the Notes and each of the other Loan Documents to which a Borrower, a Guarantor or a Development Affiliate Guarantor is a party have been duly executed and delivered by such Loan Party and each is a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein may be limited by equitable principles generally.

      SECTION 7.4.      Compliance of Agreement, Notes, Loan Documents and
                        --------------------------------------------------
                        Borrowing with Laws, etc.

                        ------------------------

      The execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which any Borrower, any Guarantor or any Development Affiliate Guarantor is a party in accordance with their respective terms and the borrowing of Loans hereunder do not and will not, by the passage of time, the giving of notice or otherwise (a) require any Governmental Approval or violate any Applicable Law relating to any Borrower, any Guarantor or any Development Affiliate Guarantor the failure to possess or to comply with which would have a Materially Adverse Effect; (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws, operating agreement, partnership agreement or other organizational or constituent documents of any Borrower, any Guarantor or any Development Affiliate Guarantor, or any indenture, agreement or other instrument to which any Borrower, any Guarantor or any Development Affiliate Guarantor is a party or by which it or any of its properties may be bound and the violation of which would have a Materially Adverse Effect; or (c) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower, any Guarantor or any Development Affiliate Guarantor other than Permitted Liens.

      SECTION 7.5.      Compliance with Law; Governmental Approvals.
                        -------------------------------------------

      Each of the Borrowers, the Guarantors and the Development Affiliate Guarantors is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Law relating to it, except for noncompliances which, and Governmental Approvals the failure to possess which, would not, singly or in the aggregate, cause a Default or Event of Default or have a Materially Adverse Effect and in respect of which (if a Borrower has actual knowledge of such Applicable Law or Governmental Approval) adequate reserves have been established on the books of such Loan Party.

      SECTION 7.6.      Existing Indebtedness.
                        ---------------------

      Other than the Indebtedness hereunder and as set forth on Schedule 7.6., neither any Borrower, any Guarantor, any Development Affiliate Guarantor nor any of such Borrower's other Subsidiaries, Preferred Stock Entities or any Non-Guarantor Entity has any Indebtedness. Each Borrower, each Guarantor, each Development Affiliate Guarantor and each of the other Subsidiaries of the Parent or of any Borrower, Preferred Stock Entities and Affiliates have performed and are in compliance with all of the terms of such Indebtedness and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, a determination of materiality, the satisfaction of any other condition or any combination of the foregoing, would constitute such a default or event of default, exists with respect to any such Indebtedness.

      SECTION 7.7.      Title to Properties; Liens.
                        --------------------------

      Each of the Borrowers, each Guarantor, each Development Affiliate Guarantor and its other Subsidiaries has good, marketable and legal title to, or a valid leasehold interest in, its respective assets. Each of the Unencumbered Pool Properties is free and clear of all Liens except for Permitted Liens.

      SECTION 7.8.      Unencumbered Pool Properties.
                        ----------------------------

      Each of the Unencumbered Pool Properties qualifies as an Eligible Property. Each of the Stabilized Retail Operating Properties, Qualified Development Properties and Pre-Stabilized Retail Operating Properties satisfies all of the requirements of a Stabilized Retail Operating Property, Qualified Development Property and Pre-Stabilized Retail Operating Property, respectively.

      SECTION 7.9.      Leases.
                        ------

      Except as reflected on the most current rent rolls delivered to the Agent, all tenant leases of any Unencumbered Pool Property are in full force and effect and no default or event of default (or event or occurrence which upon with the passage of time or the giving of notice, or both, will constitute a default or event of default) exists or will exist thereunder as a result of the consummation of the transactions contemplated by the Loan Documents.

      SECTION 7.10.     Material Contracts.
                        ------------------

      Schedule 7.10. is a true, correct and complete listing of all Material Contracts. Each of the Borrowers, each Guarantor, each Development Affiliate Guarantor and the other Subsidiaries of the Parent or any Borrower that are parties to any Material Contract has performed and is in compliance with all of the terms of such Material Contract, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, a determination of materiality, the satisfaction of any other condition or any combination of the foregoing, would constitute such a default or event of default, exists with respect to any such Material Contract.

      SECTION 7.11.     Margin Stock.
                        ------------

      Neither any Borrower, any Guarantor, any Development Affiliate Guarantor nor any other Subsidiary of the Parent or any Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying "margin stock" within the meaning of Regulations U and X, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any such "margin stock."

      SECTION 7.12.     Transactions with Affiliates.
                        ----------------------------

      Except as set forth on Schedule 7.12., no Borrower, any Guarantor, any Development Affiliate Guarantor nor any other Subsidiary of the Parent or any Borrower is a party to any transaction with any Affiliate which is in violation of Section 8.20.

      SECTION     7.13. Absence of Defaults.
                        -------------------

      None of the Borrowers, any Guarantor or any Development Affiliate Guarantor is in default under its articles of incorporation, bylaws, operating agreement, partnership agreement or other organizational or constituent document, and no event has occurred, which has not been remedied, cured or waived (a) which constitutes a Default or an Event of Default; or (b) which constitutes, or which with the passage of time, the giving of notice or otherwise, would constitute, a default or event of default by any Borrower, any Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower under any Material Contract (other than this Agreement or any other Loan Document) or judgment, decree or order to which any Borrower, any Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower is a party or by which it or any of its properties may be bound.

      SECTION 7.14.     Financial Information.
                        ---------------------

      RCLP and the Parent have furnished to each Lender copies of their respective audited consolidated balance sheets dated December 31, 1998 and 1999, and the related consolidated related statements of operations, stockholders' equity and cash flows for the periods then ended (the "Financial Statements"). The chief financial officer of the Parent has certified that the Financial Statements have been prepared in accordance with GAAP, are complete and correct and present fairly the financial position of RCLP and the Parent as of their respective dates. RRG has furnished to each Lender copies of its unaudited consolidated balance sheet dated December 31, 1999, and the related statements of income and cash flow for the periods then ended, but excluding all footnotes (the "RRG Financial Statements"). The chief financial officer of RRG has certified that the RRG Financial Statements have been prepared in accordance with GAAP, are complete and correct, and present fairly the financial position of RRG as of its date. Each of the operating statements pertaining to each of the Unencumbered Pool Properties delivered by any Borrower to the Agent was prepared in accordance with GAAP and fairly presents the Net Operating Income of such Unencumbered Pool Property for the period then ended. Each of the financial projections delivered, or required to be delivered, by any Borrower to the Agent or any Lender, whether prior to, on or after, the date hereof (a) has been, or will be, as applicable, prepared for each Unencumbered Pool Property in light of the past business and performance of such Unencumbered Pool Property and (b) represents or will represent, as of the date thereof, the reasonable good faith estimates of such Borrower's financial performance. None of the Borrowers, the Parent nor any of its Consolidated Subsidiaries has on the Agreement Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long-term commitments or unrealized or forward anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said financial statements. Since December 31, 1999, there has been no material adverse change in the financial condition, operations, business or prospects of the Parent or any of its Subsidiaries. Each of the Parent, RCLP, the Subsidiaries and the Development Affiliates is Solvent.

      SECTION 7.15.     Litigation.
                        ----------

      Except as set forth on Schedule 7.15., there are no actions, suits or proceedings pending against, or to the knowledge of the Parent threatened against or affecting, any Borrower, any Guarantor, any Development Affiliate Guarantor or any of the other Subsidiaries of the Parent or any Borrower before any court or arbitrator or any governmental body, agency or official (a) which could reasonably be expected to have a Materially Adversely Effect or (b) which in any manner draws into question the validity or enforceability of any Loan Document.

      SECTION 7.16.     ERISA.
                        -----

      (a) Existing Plans. Except for Plans as set forth on Schedule 7.16., no Borrower nor any Guarantor maintains, nor has any Borrower, any Guarantor or any Development Affiliate Guarantor at any time maintained, any Plan subject to the provisions of ERISA. None of any Borrower, any Guarantor or any Development Affiliate Guarantor is, nor has at any time been, a member of any ERISA Group with any Person that has at any time maintained any such Plan.

      (b) ERISA and Internal Revenue Code Compliance and Liability. Each of the Borrowers, the Guarantors and the Development Affiliate Guarantors is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Plans except where failure to comply would not result in a Materially Adverse Effect and except for any required amendments for which the remedial amendment period as defined in
Section 401(b) of the Code has not yet expired. Each Plan that is intended to be qualified under Section 401(a) of the Internal Revenue Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Internal Revenue Code. No material liability has been incurred by any Borrower or any Guarantor which remains unsatisfied for any taxes or penalties with respect to any Plan or any Multiemployer Plan.

      (c) Funding. No Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Internal Revenue Code) been incurred (without regard to any waiver granted under Section 412 of the Internal Revenue Code), nor has any funding waiver from the IRS been received or requested with respect to any Plan, nor has any Borrower, any Guarantor or any Development Affiliate Guarantor failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Internal Revenue Code,
Section 302 of ERISA or the terms of any Plan prior to the due dates of such contributions under Section 412 of the Internal Revenue Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C), 4063(a) or 4068(f) of ERISA with respect to any Plan.

      (d) Prohibited Transactions and Payments. None of any Borrower, any Guarantor or any Development Affiliate Guarantor has: (1) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code; (2) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no prepayments which are due and unpaid; (3) failed to make a required contribution or payment to a Multiemployer Plan; or (4) failed to make a required installment or other required payment under Section 412 of the Internal Revenue Code.

      (e)   No ERISA Termination Event.  No Termination Event has occurred or
            --------------------------
is reasonably expected to occur.

      (f) ERISA Litigation. No material proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of RCLP after due inquiry, threatened concerning or involving any (1) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by any Borrower, (2) Plan or (3) Multiemployer Plan.

      SECTION 7.17.     Environmental Matters.
                        ---------------------

      Each of the Borrowers, the Guarantors, the Development Affiliate Guarantors and the other Subsidiaries of the Parent or any Borrower has obtained all Governmental Approvals which are required under Environmental Laws and is in compliance in all material respects with all terms and conditions of such Governmental Approvals and all such Environmental Laws. The Parent is not aware of, and has not received notice of, any past, present, or future events, conditions, circumstances, activities, practices, incidents, actions, or plans which, with respect to any Borrower, the Guarantors, the Development Affiliate Guarantors or any of the other Subsidiaries of the Parent or any Borrower, may interfere with or prevent compliance or continued compliance with Environmental Laws, or may give rise to any common-law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study, or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, toxic, or other Hazardous Material. There is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, notice of violation, investigation, or proceeding pending or, to the Parent's knowledge, threatened, against any Borrower, any Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower relating in any way to Environmental Laws.

      SECTION 7.18.     Taxes.
                        -----

      All federal, state and other tax returns of the Borrowers, the Guarantors, the Development Affiliate Guarantors and the other Subsidiaries of the Parent or any Borrower required by Applicable Law to be filed have been duly filed, and all federal, state and other taxes, assessments and other governmental charges or levies upon any Borrower, any Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower and their respective properties, income, profits and assets which are due and payable have been paid, except any such nonpayment which is at the time permitted under Section 8.3. None of the United States income tax returns of any Borrower, any Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower are under audit. No tax liens have been filed and no claims are being asserted with respect to any such taxes. All charges, accruals and reserves on the books of each Borrower, each Guarantor, each Development Affiliate Guarantor and each other Subsidiary of the Parent or any Borrower in respect of any taxes or other governmental charges are in accordance with GAAP.

      SECTION 7.19.     Investment Company; Public Utility Holding Company.
                        --------------------------------------------------

      No Borrower, no Guarantor, no Development Affiliate Guarantor nor any other Subsidiary of the Parent or any Borrower is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party.

      SECTION 7.20.     Full Disclosure.
                        ---------------

      All written information furnished by or on behalf of any Borrower, any Guarantor or any Development Affiliate Guarantor to the Agent and the Lenders for purposes of or in connection with this Agreement and the other Loan Documents or any transaction contemplated hereby is, and all such information hereafter furnished by or on behalf of any Borrower, any Guarantor or any Development Affiliate Guarantor to the Agent or any of the Lenders will be true and accurate in all material respects on the date as of which such information is stated or certified and does not, and will not, fail to state any material facts necessary to make the statements contained therein not misleading. The Parent has disclosed to the Agent in writing any and all facts known to the Parent which materially and adversely affect or may affect (to the extent the Parent can now reasonably foresee), the business, operations or financial condition of each Borrower, each Guarantor, each Development Affiliate Guarantor and each of the other Consolidated Subsidiaries, or the ability of any Borrower, any Guarantor or any Development Affiliate Guarantor to perform its obligations under the Loan Documents to which it is a party.

      SECTION 7.21.     Not Plan Assets.
                        ---------------

      None of the assets of any Borrower, any Guarantor or any Development Affiliate Guarantor constitute, nor will constitute, plan assets, within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder, of any ERISA Plan or Non-ERISA Plan. The execution, delivery and performance of this Agreement, and the borrowing and repayment of amounts thereunder, do not and will not constitute "prohibited transactions" under ERISA or the Internal Revenue Code.

      SECTION 7.22.     Business.
                        --------

      The Parent and its Consolidated Subsidiaries, and each Borrower and its Consolidated Subsidiaries, are engaged in the business of owning, managing and developing community and neighborhood shopping centers and other activities incidental thereto.

      SECTION 7.23.     Title to Properties; Necessary Agreements, Licenses,
                        ----------------------------------------------------
                           Permits; Adverse Contracts.

      Each of the Borrowers, the Guarantors, the Development Affiliate Guarantors and the other Subsidiaries of the Parent or any Borrower (i) has good and marketable title to its assets and properties except as disclosed in the consolidated financial statements of the Parent delivered to the Agent and the Lenders, (ii) is in compliance with all real and personal property leases where the failure to so be in compliance would have a Materially Adverse Effect, (iii) possess all necessary and appropriate agreements, contracts, franchise arrangements, patents, trademarks, licenses, permits and other intellectual property rights free from burdensome or undue restriction and (iv) has not infringed upon or otherwise violated any trademark, patent, license or other intellectual property agreement where such infringement would have a Materially Adverse Effect. No Borrower, no Guarantor, no Development Affiliate Guarantor nor any of the other Subsidiaries of the Parent or any Borrower has assumed liability under or is a party to nor is it or any of its property subject to or bound by any forward purchase contract, futures contract, covenant not to compete, unconditional purchase, take or pay or other agreement which restricts its ability to conduct its business or, either individually or in the aggregate, has a Materially Adverse Effect or could reasonably be expected to have a Materially Adverse Effect.

      SECTION 7.24.     Non-Guarantor Entities.
                        ----------------------

      Schedule 7.24. is as of the date hereof a complete and correct list of all Non-Guarantor Entities, setting forth for each such Person, the correct legal name of such Person, the type of legal entity which each such Person is, and all equity interests in such Person held directly or indirectly by the Parent. No Non-Guarantor Entity satisfies any condition contained in clause (i) or (ii) of
Section 8.24.(a).

                             ARTICLE VIII. COVENANTS

      SECTION 8.1.      Information.
                        -----------

      The Borrowers and the Parent, as applicable, will deliver to the Agent:

      (a) Within 100 days after the end of each fiscal year of the Parent, the audited consolidated balance sheet of the Parent and its Consolidated
Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and cash flows of the Parent and its Consolidated Subsidiaries for such fiscal year (the "Parent Financial Statements"), setting forth in comparative form the figures as of the end of and for the previous fiscal year. The chief financial officer of the Parent shall certify that the Parent Financial Statements have been prepared in accordance with GAAP and present fairly the financial position of the Parent and its Consolidated Subsidiaries, as applicable, as of the date thereof. The audit of the Parent Financial Statements shall be performed by independent certified public accountants of recognized national standing acceptable to the Agent (the "Audit Firm"). In addition, within 100 days after the end of each fiscal year of the Parent, each Development Affiliate shall deliver to the Agent and each Lender the unaudited consolidated balance sheet of such Development Affiliate and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations of such Development Affiliate and its Subsidiaries for such fiscal year (the "Development Affiliate Financial Statements"), setting forth in comparative form the figures as of the end of and for the previous fiscal year. The chief financial officer of the Parent shall certify that the Development Affiliate Financial Statements have been prepared in accordance with GAAP (except for tax provisions and related liabilities determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards 109), and present fairly the financial position of the Development Affiliate and their respective Subsidiaries, as applicable, as of the date thereof. The Development Affiliate Financial Statements shall be accompanied by a letter prepared by the Audit Firm stating that they have performed certain agreed upon procedures that verify (i) the Net Operating Income of each Property owned by each Development Affiliate and which is included in determinations of the Borrowing Base, (ii) the cost basis of the real estate assets of each Development Affiliate, and (iii) the outstanding liabilities (other than liabilities related to deferred taxes) and intercompany balances of each Development Affiliate;

      (b) Within 50 days after the close of each of the first, second and third fiscal quarters of the Parent, the unaudited consolidated balance sheet of the Parent and RCLP as of the end of such period and the related consolidated statements of operations, stockholders' equity and cash flows of the Parent and RCLP for such period (the "Quarterly Financial Statements"), setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year. The chief financial officer of the Parent shall certify that the Quarterly Financial Statements have been prepared in accordance with GAAP and present fairly the financial position of the Parent and RCLP, as applicable, as of the date thereof;

      (c) simultaneously with the delivery of each set of financial statements of the Parent referred to in the immediately preceding clauses (a) and (b), a certificate of the chief financial officer of the Parent substantially in the form of Exhibit Q (i) setting forth in reasonable detail the calculations required to establish whether the Parent was in compliance with the requirements of Sections 8.12., 8.23. , 8.28. and Article IX. on the date of such financial statements, (ii) setting forth a schedule of all current Contingent Obligations of the Parent, each Borrower, all Subsidiaries of the Parent or any Borrower, all Preferred Stock Entities and all Unconsolidated Affiliates and (iii) stating whether any Default or Event of Default exists on the date of such certificate and, if any Default or Event of Default then exists, setting forth the details thereof and the action which the Parent and the Borrowers are taking or proposes to take with respect thereto;

      (d) as soon as available and in any event within 50 days after the end of each fiscal quarter of RCLP, (i) an Unencumbered Pool Certificate setting forth the information to be contained therein as of the last day of such fiscal quarter and (ii) (A) a list of all Non-Guarantor Entities as of the last day of such fiscal quarter, setting forth for each such Person, the correct legal name of such Person, the type of legal entity which each such Person is, and all equity interests in such Person held directly or indirectly by the Parent and RCLP and (B) a certification by RCLP for each such Non-Guarantor Entity of the amount of Indebtedness of such Non-Guarantor Entity and what amount, if any, of such Indebtedness is not Nonrecourse Indebtedness.

      (e) simultaneously with the delivery of each set of financial statements referred to in the immediately preceding clause (a), a statement of the firm of independent public accountants which reported on such statements whether anything has come to their attention to cause them to believe that any Default or Event of Default existed on the date of such statements;

      (f) simultaneously with the delivery of each set of financial statements referred to in the immediately preceding clauses (a) and (b), a report of "funding capacity" of the Parent, certified by the chief financial officer of the Parent, providing a comparison of the costs to complete developments in process, the costs of developments under contract and approved by the Parent's capital allocation committee, and loans maturing during the next 12 months, and any other significant capital commitments;

      (g) no later than December 1 of each calendar year, the annual plan of the Parent and its Consolidated Subsidiaries which plan shall at least include capital and operating expense budgets, projections of sources and applications of funds, a projected balance sheet, profit and loss projections of the Parent and its Consolidated Subsidiaries for each quarter of the next succeeding fiscal year and a update copy of Schedule 7.6., all itemized in reasonable detail and shall also set forth the pro forma calculations required (including any assumptions, where appropriate) to establish whether or not the Parent, and when appropriate its Consolidated Subsidiaries, will be in compliance with the covenants contained in Sections 8.12. and 8.23., 8.28. and Article IX. at the end of each fiscal quarter of the next succeeding fiscal year;

      (h) promptly upon receipt thereof, copies of all reports submitted to any Borrower or the Parent or the Board of Directors of the Parent or any Borrower by its independent public accountants, including without limitation, any management report;

      (i) within five days after any executive officer of any Borrower or the Parent obtains knowledge of any Default or Event of Default, a certificate of the president or chief financial officer of such Borrower or Parent, as applicable, setting forth the details thereof and the action which such Borrower or Parent is taking or proposes to take with respect thereto;

      (j) promptly upon the mailing thereof to the shareholders of the Parent generally, copies of all financial statements, reports, offering memoranda and proxy statements so mailed;

      (k) within 10 days of the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent), reports on Forms 10-K, 10-Q and 8-K (or their equivalents) and all other periodic reports which the Parent or RCLP shall file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor) or any national securities exchange;

      (l) promptly upon the release thereof, copies of all press releases of any Borrower and the Parent and any Subsidiary;

      (m) promptly upon obtaining knowledge thereof, a description in reasonable detail of any action, suit or proceeding commenced or threatened against any Borrower, any Guarantor, any Development Affiliate Guarantor, any Subsidiary of the Parent or any Borrower or any Unencumbered Pool Property which is reasonably likely to have a Materially Adverse Effect;

      (n) promptly upon the occurrence thereof, written notice of any material change in the senior management of any Borrower or the Parent;

      (o) promptly upon the occurrence thereof, a copy of any amendment to the articles of incorporation, bylaws, operating agreement, partnership agreement or other organizational or constituent document of the Parent, any Borrower, any Guarantor or any Development Affiliate Guarantor;

      (p) upon request by the Agent, all financial information maintained on the Parent, any Borrower, any Guarantor, any Development Affiliate Guarantor and the individual real estate projects owned by the Parent, any Borrower, any Guarantor or any Development Affiliate Guarantor, including, but not limited to, property cash flow reports, property budgets, operating statements, leasing status reports (both actual occupancy and leased occupancy), contingent liability summary, note receivable summary, summary of cash and cash equivalents and overhead and capital improvement budgets;

      (q) within 10 days of the filing thereof, each federal or state income tax return of the Parent, each Borrower, each Guarantor , each Development Affiliate Guarantor and each other Subsidiary of the Parent or any Borrower;

      (r) written notice not later than public disclosure of any material Investments, material acquisitions, dispositions, disposals, divestitures or similar transactions involving Property, the raising of additional equity or the incurring or repayment of material Indebtedness, by or with the Parent, any Borrower, any Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower;

      (s) if, in connection with a request by a Borrower that a Property be accepted as an Unencumbered Pool Property, such Borrower was unable to provide any operating statement or occupancy report for the entire period called for under clause (ii) or (iv) of Section 4.1.(c) because such information was not reasonably available to such Borrower but such information does later become available to such Borrower, such Borrower will promptly provide such reports to the Agent and the Lenders;

      (t) promptly upon the request of the Agent, evidence of RCLP's calculation of the Ownership Share with respect to a Subsidiary or an Unconsolidated Affiliate, such evidence to be in form and detail satisfactory to the Agent and the Majority Lenders; and

      (u) from time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of the Parent, any Borrower, any Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower as the Agent or any Lender may reasonably request.

      SECTION 8.2.      ERISA Reporting.
                        ---------------

      Each Borrower shall deliver to the Agent as soon as possible, and in any event within 10 Business Days after such Borrower knows that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by the chief financial officer of such Borrower setting forth details respecting such event or condition and the action, if any, that such Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by such Borrower or an ERISA Affiliate with respect to such event or condition):

      (a) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Internal Revenue Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Internal Revenue Code); and any request for a waiver under Section 412(d) of the Internal Revenue Code for any Plan;

      (b) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by such Borrower or an ERISA Affiliate to terminate any Plan;

      (c) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by such Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

      (d) the complete or partial withdrawal from a Multiemployer Plan by such Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by such Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

      (e) the institution of a proceeding by a fiduciary of any Multiemployer Plan against such Borrower or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

      (f) the adoption of an amendment to any Plan that, pursuant to Section 401
(a)(29) of the Internal Revenue Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if such Borrower or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections.

      SECTION 8.3.      Payment of Obligations.
                        ----------------------

      Each Borrower and the Parent will pay and discharge, and will cause each Guarantor, each Development Affiliate Guarantor and each other Subsidiary of the Parent or any Borrower to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings unless the contest thereof would have a Materially Adverse Effect, and will maintain, and will cause each Guarantor, each Development Affiliate Guarantor and each other Subsidiary of the Parent or any Borrower to maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

      SECTION 8.4.      Preservation of Existence and Similar Matters.
                        ---------------------------------------------

      Except as otherwise permitted under Section 8.13., each Borrower and the Parent shall preserve and maintain, and cause each Guarantor, each Development Affiliate Guarantor and each other Subsidiary of the Parent or any Borrower to preserve and maintain, its respective existence, rights, franchises, licenses and privileges in the jurisdiction of its formation and qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and where the failure to be so authorized and qualified would have a Materially Adverse Effect.

      SECTION 8.5.      Maintenance of Property.
                        -----------------------

      Each Borrower and the Parent shall, and shall cause each other Guarantor, each Preferred Stock Entity, each Development Joint Venture, each Development Affiliate Guarantor and each other Subsidiary of the Parent or any Borrower to,
(a) protect and preserve all of its material properties, including without limitation, all Unencumbered Pool Properties, and maintain in good repair, working order and condition all tangible properties, and (b) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties.

      SECTION 8.6.      Conduct of Business.
                        -------------------

      Each Borrower and the Parent shall at all times carry on, and cause each other Guarantor, each Development Affiliate Guarantor and each other Subsidiary of the Parent or any Borrower to carry on, its respective businesses in the same fields as engaged in on the Agreement Date and not enter, and not permit any other Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower to enter, into any line of business not otherwise engaged in by such Person as of the Agreement Date.

      SECTION 8.7.      Insurance.
                        ---------

      Each Borrower and the Parent shall maintain, and cause each other Guarantor, each Development Affiliate Guarantor and each other Subsidiary of any Borrower or the Parent to maintain, insurance with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by Applicable Law. Such insurance shall, in any event, include fire and extended coverage, public liability, property damage, workers' compensation and flood insurance (if required under Applicable Law). Each Borrower and the Parent shall from time to time deliver to the Agent or any Lender upon its request a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

      SECTION 8.8.      Modifications to Material Contracts.
                        -----------------------------------

      Except as otherwise provided in Section 8.22., the Borrowers and the Parent shall not enter into, or permit any other Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower to enter into, any amendment or modification to any Material Contract or default in the performance of any obligations of the Parent, any Borrower, any other Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower in any Material Contract or permit any Material Contract to be canceled or terminated prior to its stated maturity.

      SECTION 8.9.      Environmental Laws.
                        ------------------

      Each Borrower and the Parent shall comply, and cause all other Guarantors, all Development Affiliate Guarantors and all other Subsidiaries of the Parent or any Borrower to comply, in all material respects with all Environmental Laws. If the Parent, any Borrower, any other Guarantor, any Development Affiliate Guarantor or any other such Subsidiary shall (a) receive notice that any violation of any Environmental Law may have been committed or is about to be committed by such Person, (b) receive notice that any administrative or judicial complaint or order has been filed or is about to be filed against any such Person alleging violations of any Environmental Law or requiring any such Person to take any action in connection with the release of Hazardous Materials or (c) receive any notice from a Governmental Authority or private party alleging that any such Person may be liable or responsible for costs associated with a response to or cleanup of a release of Hazardous Materials or any damages caused thereby, the Parent shall promptly provide the Agent with a copy of such notice and in any event within 10 days after the receipt thereof by any such Person. Each Borrower and the Parent shall, and shall cause each other Guarantor, each Development Affiliate Guarantor and each other Subsidiary of the Parent or any Borrower to, promptly take all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws.

      SECTION 8.10.     Compliance with Laws and Material Contracts.
                        -------------------------------------------

      Each Borrower and the Parent will comply, and cause each other Guarantor, each Development Affiliate Guarantor and each other Subsidiary of the Parent or any Borrower to comply, with (a) all Applicable Laws, except where the failure to so comply would not have a Materially Adverse Effect and (b) all terms and conditions of all Material Contracts to which it is a party.

      SECTION 8.11.     Inspection of Property, Books and Records.
                        -----------------------------------------

      Each Borrower and the Parent will keep, and will cause each other Guarantor, each Development Affiliate Guarantor and each other Subsidiary of the Parent or any Borrower to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each other Guarantor, each Development Affiliate Guarantor and each other Subsidiary of the Parent or any Borrower to permit, representatives of the Agent or any Lender to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants in the Parent's presence prior to an Event of Default, all at such reasonable times during business hours and as often as may reasonably be desired and with reasonable notice so long as no Event of Default shall have occurred and be continuing.

      SECTION 8.12.     Indebtedness.
                        ------------

      Each Borrower and the Parent will not, and will not permit any other Guarantor, any Development Affiliate Guarantor or any Subsidiary of the Parent or any Borrower to, incur, assume or suffer to exist any Indebtedness other than:

      (a)   Indebtedness under this Agreement;

      (b)   Indebtedness set forth in Schedule 7.6.;

      (c)   Indebtedness represented by declared but unpaid dividends; and

      (d) Secured Indebtedness and other Unsecured Indebtedness that is pari passu with and is not subordinate in right of payment or otherwise to the Loans and the other Obligations, so long as (i) no Default or Event of Default shall have occurred and be continuing and (ii) the incurrence of such Secured Indebtedness or other Unsecured Indebtedness would not cause the occurrence of a Default or Event of Default, including without limitation, a Default or Event of Default resulting from a violation of Section 9.2. or 9.3.

      SECTION 8.13.     Consolidations, Mergers and Sales of Assets.
                        -------------------------------------------

      The Borrowers and the Parent shall not, and shall not permit any other Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower to, (a) enter into any transaction of merger or consolidation; (b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) or (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one or a series of transactions, any Unencumbered Pool Property or any interest therein, or all or any substantial part of its business or assets, or the capital stock of or other equity interests in any Subsidiary, except that (i) a Subsidiary of a Borrower may merge or consolidate with such Borrower or a Wholly Owned Subsidiary of such Borrower, (ii) a Subsidiary of a Borrower may sell, transfer or dispose of its assets to such Borrower or a Wholly Owned Subsidiary of such Borrower, (iii) a Development Joint Venture that is a Borrower may (x) merge with and into RCLP or (y) liquidate, so long as after giving effect to any such merger or liquidation (A) all Unencumbered Pool Properties of such Development Joint Venture immediately prior to such merger or liquidation are owned by RCLP immediately after giving effect to such merger or liquidation and (B) all Loans and other Obligations of such Development Joint Venture are either assumed by RCLP or repaid prior to or simultaneously with such merger or liquidation, and (iv) any Subsidiary of the Parent identified in
Section 8.27. may (x) merge with and into RCLP or any other Subsidiary of the Parent identified in such Section, (y) liquidate, so long as such Subsidiary is a Wholly Owned Subsidiary of the Parent and (z) sell, transfer or dispose of its assets to RCLP or any other Subsidiary of the Parent identified in such Section, so long as any such merger, liquidation, sale, transfer or disposition referred to in this clause (iv) is being effected in connection with the Parent's compliance with its obligations under the first sentence of such Section. Further, the Borrowers and the Parent shall not, and shall not permit any Guarantor, any Development Affiliate Guarantor nor any other Subsidiary of the Parent or any Borrower to, enter into any sale-leaseback transactions or other transaction by which any such Person shall remain liable as lessee (or the economic equivalent thereof) of any real or personal property that it has sold or leased to another Person.

      SECTION 8.14.     Use of Proceeds and Letters of Credit.
                        -------------------------------------

      The Borrowers will only use the proceeds of the Loans for pre-development costs, development costs, acquisitions, capital expenditures, working capital and general corporate purposes, equity investments, repayment of Indebtedness or scheduled amortization payments on Indebtedness, financing loans to Subsidiaries, Unconsolidated Affiliates, Preferred Stock Entities and other
Affiliates of the Borrowers for development activities, and for no other purposes. Except as permitted in Section 8.23., no Borrower may use any proceeds of the Loans for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulations U and X. The Borrowers may use the Letters of Credit only for the same purposes for which they may use the proceeds of Loans. RCLP shall use the proceeds of the initial Revolving Loans made on the Effective Date for general corporate purposes.

      SECTION 8.15. Tenant Concentration.
                    --------------------

      No Borrower nor the Parent shall permit the Adjusted Base Rents from any single tenant (excluding Credit Tenants but including all Affiliates of such tenant other than Credit Tenants), to exceed 15% of Adjusted Base Rents from all Properties of the Parent, the Borrowers and their respective Subsidiaries.

      SECTION 8.16. Acquisitions.
                    ------------

      The Borrowers and the Parent shall not, and shall not permit any Subsidiary of the Parent or any Borrower to, make any Acquisition in which the consideration paid (whether by way of payment of cash, issuance of capital stock, assumption of Indebtedness, or otherwise) by a Borrower, the Parent or such Subsidiary equals or exceeds 35% of the sum of (a) total consolidated assets of the Parent plus (b) consolidated accumulated depreciation of the Parent (or in the case of an Acquisition by a Development Affiliate, (a) total consolidated assets of such Development Affiliate plus (b) consolidated accumulated depreciation of such Development Affiliate) unless (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Parent shall have given the Agent and the Lenders at least 30 days prior written notice of such Acquisition and (iii) the Parent shall have delivered to the Agent and the Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing the Borrowers' and Parent's continued compliance with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial covenants contained in Article IX., after giving effect to such Acquisition.

      SECTION 8.17.     Exchange Listing.
                        ----------------

      The Parent shall cause its common stock to be listed for trading on either the New York Stock Exchange or the American Stock Exchange.

      SECTION 8.18.     REIT Status.
                        -----------

      Parent will at all times maintain its status as a REIT.

      SECTION 8.19.     Negative Pledge; Restriction on Distribution Rights.
                        ---------------------------------------------------

      The Borrowers and Parent shall not, and shall not permit any other Guarantor, any Development Affiliate Guarantor or other Subsidiary of the Parent or any Borrower, to (a) create, assume, incur or permit or suffer to exist any Lien upon any of the Unencumbered Pool Properties or any direct or indirect ownership interest of RCLP in any Guarantor owning any Unencumbered Pool Property, other than Permitted Liens; (b) enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired; or
(c) create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to: (i) pay dividends or make any other distribution on any of such Subsidiary's capital stock or other equity interest owned by the Parent, any Borrower or any other Subsidiary of the Parent or any Borrower; (ii) pay any Indebtedness owed to the Parent, any Borrower or any other Subsidiary of the Parent or any Borrower; (iii) make loans or advances to the Parent, any Borrower or any other Subsidiary of the Parent or any Borrower; or (iv) transfer any of its property or assets to the Parent, any Borrower or any other Subsidiary of the Parent or any Borrower.

      SECTION 8.20.     Agreements with Affiliates.
                        --------------------------

      The Borrowers and the Parent shall not, and shall not permit any other Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower to, enter into any transaction requiring such Person to pay any amounts to or otherwise transfer property to, or pay any management or other fees to, any Affiliate other than on terms and conditions substantially as favorable to the Parent, such Borrower, such other Guarantor, such Development Affiliate Guarantor or such other Subsidiary as would be obtainable at the time in a comparable arm's-length transaction with a Person not an Affiliate.

      SECTION 8.21.     ERISA Exemptions.
                        ----------------

      The Borrowers and the Parent shall not, and shall not permit any other Guarantor, any Development Affiliate Guarantor or any other Subsidiary to, permit any of its respective assets to become or be deemed to be "plan assets" within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder, of any ERISA Plan or any Non-ERISA Plan.

      SECTION 8.22.     Compliance with and Amendment of Charter or Bylaws.
                        --------------------------------------------------

      The Borrowers and the Parent will, and will cause each other Guarantor and each Development Affiliate Guarantor to (a) comply with the terms of its articles of incorporation, bylaws, operating agreement, partnership agreement or other organizational or constituent document and (b) not amend, supplement, restate or otherwise materially modify its articles of incorporation, by-laws, operating agreement, partnership agreement or other organizational or constituent document without the prior written consent of the Lenders whose combined Pro Rata Shares equal or exceed 51% except as is required (i) under Applicable Laws or (ii) in order to maintain compliance with Section 8.18.

      SECTION 8.23.     Distributions.
                        -------------

      If no Event of Default shall have occurred and be continuing, none of the Parent, the Borrowers or any Subsidiary of any Borrower (other than Wholly Owned Subsidiaries) shall directly or indirectly declare or make, or incur any liability to make, any Restricted Payments other than:

      (a) (i) distributions to its shareholders, partners or members, as applicable, and (ii) payments made by the Parent or RCLP to purchase (A) outstanding shares of the common stock of the Parent (other than payments described in clause (b) below) or (B) outstanding units of preferred partnership interests (but only if and to the extent required pursuant to the mandatory redemption provisions set forth in RCLP's Third Amended and Restated Partnership Agreement, as amended, in connection with RCLP's issuance of redeemable preferred units in order to comply with Section 5 of the Parent's Articles of Incorporation and in the minimum amount necessary to avoid a violation of Sections 856(a)(6) and 856(h) of the Internal Revenue Code), which distributions and payments in the aggregate shall not exceed 95% of Funds From Operations as of the end of each fiscal quarter for the four fiscal quarter period then ending; provided, however, that any payments made pursuant to clause (ii) above shall not exceed 10% of Funds from Operations for such four quarter period;

      (b) other payments made by the Parent or RCLP to purchase outstanding shares of the common stock of the Parent up to an amount equal to the aggregate net proceeds received by the Parent or RCLP in connection any issuance by the Parent or RCLP of Preferred Stock (which payments may be made with proceeds of Loans to the extent net proceeds of such Preferred Stock issuance were used to make an optional prepayment of outstanding Loans); provided, however, that any such payments made pursuant to this clause (b) must be made within twelve months after the date of issuance of such Preferred Stock;

      (c) distributions of capital gains resulting from certain asset sales to the extent necessary to maintain compliance with Section 8.18.; and

      (d) in the case of a Development Affiliate, distribution to its shareholders, partners or members, as applicable.

If an Event of Default under Section 10.1.(a) shall have occurred and be continuing as a result of any Borrower's failure to pay any principal of or interest on any of the Obligations, none of the Parent, the Borrowers or any Subsidiary (other than Wholly-Owned Subsidiaries) shall directly or indirectly declare or make, or incur any liability to make, any Restricted Payments. If any other Event of Default shall have occurred and be continuing, none of the Parent, the Borrowers or any Subsidiary (other than Wholly Owned Subsidiaries) shall directly or indirectly declare or make, or incur any liability to make, any Restricted Payments except that the Parent may make distributions to its shareholders in the minimum amount necessary to maintain compliance with Section 8.18.

      SECTION 8.24.     New Guarantors.
                        --------------

      (a) The Parent shall cause any Subsidiary that is not already a Guarantor and to which any of the following conditions apply (each a "New Guarantor") to execute and deliver to the Agent an Accession Agreement, together with the other items required to be delivered under the subsection (c) below:

            (i) such Person Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of (1) the Parent; (2) any Borrower; (3) any other Subsidiary of the Parent or any Borrower or (4) any Non-Guarantor Entity; or

            (ii) (A) such Person can become a party to the Guaranty without violating: (1) terms of its articles of incorporation, bylaws, operating agreement, partnership agreement, declaration of trust or other similar organizational document, which terms expressly prohibit such Subsidiary from providing Guarantees of Indebtedness of any other Person or otherwise incurring any Indebtedness or (2) any fiduciary obligation owing by such Subsidiary to the holders of an equity interest in such Subsidiary and imposed under Applicable Law and (B) such Person has incurred, acquired or suffered to exist any Indebtedness other than Nonrecourse Indebtedness; provided, however, the condition of this clause (ii) shall be deemed not to apply to any Single Asset Subsidiary; or

            (iii) such Person owns an Unencumbered Pool Property and has incurred, acquired or suffered to exist any Indebtedness other than Nonrecourse Indebtedness.

      Any such Accession Agreement and the other items required under subsection
(c) below must be delivered to the Agent no later than 10 days following the date on which any of the above conditions first applies to a Subsidiary.

      (b) Other Guarantors. The Parent may, at its option, cause any other Person that is not already a Guarantor to become a New Guarantor by executing and delivering to the Agent an Accession Agreement, together with the other items required to be delivered under the subsection (c) below.

      (c) Required Deliveries. Each Accession Agreement delivered by a New Guarantor under the immediately preceding subsections (a) or (b) shall be accompanied by all of the following items, each in form and substance satisfactory to the Agent:

            (i) the articles of incorporation, articles of organization, certificate of limited partnership or other comparable organizational instrument (if any) of such New Guarantor certified as of a recent date by the Secretary of State of the State of formation of such New Guarantor;

            (ii) a Certificate of Good Standing or certificate of similar meaning with respect to such New Guarantor issued as of a recent date by the Secretary of State of the State of formation of such New Guarantor and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which such New Guarantor is required to be so qualified;

            (iii) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of such New Guarantor with respect to each of the officers of such New Guarantor authorized to execute and deliver the Loan Documents to which such New Guarantor is a party;

            (iv) copies certified by the Secretary or Assistant Secretary of such New Guarantor (or other individual performing similar functions) of
      (1) the by-laws of such New Guarantor, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (2) all corporate, partnership, member or other necessary action taken by such New Guarantor to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

            (v) an opinion of Foley & Lardner, counsel to RCLP, addressed to the Agent and Lenders, and regarding, among other things, the authority of such New Guarantor to execute, deliver and perform the Guaranty, and such other matters as the Agent or its counsel may request; and

            (vi) such other documents and instruments as the Agent may reasonably request.

      SECTION 8.25.     New Development Affiliate Guarantors.
                        ------------------------------------

      (a) Each Development Affiliate shall cause any Subsidiary of such Development Affiliate that is not already a Guarantor and to which any of the following conditions apply (each a "New Development Affiliate Guarantor") to execute and deliver to the Agent a Development Affiliate Accession Agreement, together with the other items required to be delivered under the subsection (c) below:

            (i) such Person Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of (1) the Parent; (2) any Borrower; (3) any other Subsidiary of the Parent or any Borrower, (4) any Development Affiliate or (5) any Non-Guarantor Entity; or

            (ii) (A) such Person can become a party to the Guaranty without violating: (1) terms of its articles of incorporation, bylaws, operating agreement, partnership agreement, declaration of trust or other similar organizational document, which terms expressly prohibit such Person from providing Guarantees of Indebtedness of any other Person or otherwise incurring any Indebtedness or (2) any fiduciary obligation owing by such Person to the holders of an equity interest in such Person and imposed under Applicable Law and (B) such Person has incurred, acquired or suffered to exist any Indebtedness other than Nonrecourse Indebtedness; provided, however, the condition of this clause (ii) shall be deemed not to apply to any Single Asset Subsidiary.

      Any such Accession Agreement and the other items required under subsection
(c) below must be delivered to the Agent no later than 10 days following the date on which any of the above conditions first applies to a Subsidiary.

      (b) Other Guarantors. Any Development Affiliate may, at its option, cause any other Person that is not already a Guarantor to become a New Development Affiliate Guarantor by executing and delivering to the Agent an Accession
Agreement, together with the other items required to be delivered under the subsection (c) below.

      (c) Required Deliveries. Each Accession Agreement delivered by a New Development Affiliate Guarantor under the immediately preceding subsections (a) or (b) shall be accompanied by all of the following items, each in form and substance satisfactory to the Agent:

            (i) the articles of incorporation, articles of organization, certificate of limited partnership or other comparable organizational instrument (if any) of such New Development Affiliate Guarantor certified as of a recent date by the Secretary of State of the State of formation of such New Development Affiliate Guarantor;

            (ii) a Certificate of Good Standing or certificate of similar meaning with respect to such New Development Affiliate Guarantor issued as of a recent date by the Secretary of State of the State of formation of such New Development Affiliate Guarantor and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which such New Development Affiliate Guarantor is required to be so qualified;

            (iii) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of such New Development Affiliate Guarantor with respect to each of the officers of such New Development Affiliate Guarantor authorized to execute and deliver the Loan Documents to which such New Development Affiliate Guarantor is a party;

            (iv) copies certified by the Secretary or Assistant Secretary of such New Development Affiliate Guarantor (or other individual performing similar functions) of (1) the by-laws of such New Development Affiliate Guarantor, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (2) all corporate, partnership, member or other necessary action taken by such New Development Affiliate Guarantor to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

            (v) an opinion of Foley & Lardner, counsel to RCLP, addressed to the Agent and Lenders, and regarding, among other things, the authority of such New Development Affiliate Guarantor to execute, deliver and perform the Guaranty, and such other matters as the Agent or its counsel may request; and

            (vi) such other documents and instruments as the Agent may reasonably request.

      SECTION 8.26.     Acquisitions or Developments of Properties.
                        ------------------------------------------

      Neither the Parent nor any of its Subsidiaries other than RCLP and its Subsidiaries shall acquire or develop any Property directly or indirectly through the Acquisition of a Subsidiary other than Properties acquired or developed by the Parent and such Subsidiaries on or before December 31, 1997; provided, however, that (a) Delk Spectrum, L.P., a Subsidiary of the Parent, may acquire and develop Properties after December 31, 1997 so long as the aggregate value of such Properties is equal to or less than $13,000,000; and (b) the Parent may acquire the Properties described on Schedule 8.26. pursuant to the merger of Pacific Retail Trust with and into the Parent on February 28, 1999.

      SECTION 8.27.     Transfer of Properties to Borrower.
                        ----------------------------------

      The Parent shall cause each of RRC General SPC, Inc., RRC Limited SPC, Inc., RSP IV Criterion, Ltd., Regency Rosewood Temple Terrace, Ltd., Treasure Coast Investors, Ltd., Landcom Regency Mandarin, Ltd., RRC FL SPC, Inc., RRC AL SPC, Inc., and RRC MS SPC, Inc. to transfer all Properties owned by such entities to RCLP upon the date six months following the earlier of the prepayment or the maturity of the those certain Mortgage Pass-Through
Certificates (Series 1993-1) issued by RRC Lender, Inc. in the aggregate principal amount $51,000,000 pursuant to that certain Trust Agreement dated as of November 5, 1993, between RRC Lender, Inc., as depositor and Banker's Trust Company, as Trustee (the foregoing transaction referred to herein as the "Banker's Trust Securitized Loan") provided, however, that the Parent may sell any of such Properties to a third party prior to the date six months following the maturity of the Banker's Trust Securitized Loan. The maturity date of the Banker's Trust Securitized Loan shall not be extended beyond its current maturity of November 5, 2000. Notwithstanding the foregoing, the Parent shall not be required to transfer such Properties if this Agreement is amended, in form and substance satisfactory to the Agent, to provide that the financial covenants set forth in Article IX. be tested separately for RCLP and its Consolidated Subsidiaries and the Parent and its Consolidated Subsidiaries.

      SECTION 8.28.     Asset Value of Non-Guarantor Entities.
                        -------------------------------------

      At no time shall the aggregate Asset Value of the Non-Guarantor Entities obligated in respect of any Indebtedness other than Nonrecourse Indebtedness exceed 10% of the Gross Asset Value of the Parent and its Consolidated Subsidiaries. For purposes of this Section, a Development Affiliate or a Development Affiliate Guarantor shall only be considered a Non-Guarantor Entity hereunder if it is obligated in respect of any Indebtedness (excluding any Indebtedness owing under any Loan Document) which is not Nonrecourse Indebtedness.

      SECTION 8.29.     Hedging Agreements.
                        ------------------

      The Borrowers and the Parent shall not, and shall not permit any Subsidiary of the Parent or any Borrower to, create, incur or suffer to exist any obligations in respect of Hedging Agreements other than (a) Hedging Agreements existing on the date hereof and described in Schedule 8.29.; (b) interest rate cap agreements and (c) interest rate Hedging Agreements (excluding interest rate cap agreements) entered into from time to time after the date hereof with counterparties that are nationally recognized, investment grade financial institutions in an aggregate notional amount not to exceed $625,000,000 at any time outstanding; provided that, no Hedging Agreement otherwise permitted hereunder may be speculative in nature.

      SECTION 8.30.     Limitation Relating to Regency Realty Group, Inc.
                        -------------------------------------------------

      RRG shall not modify its Articles of Incorporation as in effect on the Agreement Date if such modification would reasonably likely result in RCLP receiving less than 95% of the "annual cash flow" referred to in such Articles of Incorporation of RRG in any fiscal year.

                         Article IX. Financial Covenants

      SECTION 9.1.      Minimum Net Worth.
                        -----------------

      The Parent shall not at any time permit its Net Worth determined on a consolidated basis to be less than an amount equal to the greater of (a)(i) 90% of the tangible Net Worth of the Parent determined on a consolidated basis as of December 31, 1999 plus (ii) 90% of the sum of (x) the amount of proceeds (net of transaction costs) received by the Parent from the sale or issuance of shares, options, warrants or other equity securities of any class or character of the Parent after December 31, 1999 which affect the Net Worth of the Parent plus (y) any positive change in the Parent's Net Worth occurring upon the issuance of any shares of the Parent in exchange for the limited partnership units held by the limited partners of RCLP minus (iii) the aggregate amount paid by the Parent to purchase outstanding shares of the common stock of the Parent (to the extent such payments are permitted by Section 8.23.) or (b) $1,100,000,000.

      SECTION 9.2.      Ratio of Total Liabilities to Gross Asset Value.
                        -----------------------------------------------

      The Parent shall not at any time permit the ratio of Total Liabilities of the Parent and its Consolidated Subsidiaries to Gross Asset Value of the Parent and its Consolidated Subsidiaries to exceed 0.525 to 1.00 at any time.

      SECTION 9.3.      Ratio of Secured Indebtedness to Gross Asset Value.
                        --------------------------------------------------

      The Parent shall not at any time permit the ratio of Secured Indebtedness of the Parent and its Consolidated Subsidiaries to Gross Asset Value of the Parent and its Consolidated Subsidiaries to exceed 0.35 to 1.00 at any time.

      SECTION 9.4.      Ratio of EBITDA to Interest Expense.
                        -----------------------------------

      The Parent shall not permit the ratio of EBITDA of the Parent and its Consolidated Subsidiaries for the four fiscal-quarter period most recently ended to Interest Expense of the Parent and its Consolidated Subsidiaries for such four-quarter period to be less than 2.0 to 1.0 at the end of each fiscal quarter.

      SECTION 9.5.      Ratios of EBITDA to Debt Service, Preferred Stock
                        -------------------------------------------------
                        Distributions and Reserve for Replacements.
                        ------------------------------------------

      (a) The Parent shall not permit the ratio of (i) EBITDA of the Parent and its Consolidated Subsidiaries for the four fiscal-quarter period most recently ended to (ii) the sum of each of the following for such four-quarter period (A) Debt Service of the Parent and its Consolidated Subsidiaries plus (B) Reserve for Replacements for all of the Properties of the Parent and its Consolidated Subsidiaries to be less than 1.75 to 1.00 at the end of each fiscal quarter.

      (b) The Parent shall not permit the ratio of (i) EBITDA of the Parent and its Consolidated Subsidiaries for the four fiscal-quarter period most recently ended to (ii) the sum of each of the following for such four-quarter period (A) Debt Service of the Parent and its Consolidated Subsidiaries plus (B) any distributions by the Parent or any Subsidiary to the holders of Preferred Stock issued by the Parent or any such Subsidiary (excluding any such distributions made to the Parent or any Subsidiary) plus (C) Reserve for Replacements for all of the Properties of the Parent and its Consolidated Subsidiaries to be less than 1.65 to 1.00 at the end of each fiscal quarter.

      SECTION 9.6.      Unsecured Interest Expense Coverage.
                        -----------------------------------

      The Parent shall not permit the ratio of Unencumbered NOI to Interest Expense on Unsecured Indebtedness of the Parent and its Consolidated Subsidiaries for any fiscal quarter to be less than 1.75 to 1.00 for such fiscal quarter.

      SECTION 9.7.      Permitted Investments.
                        ---------------------

      (a) The Parent and the Borrowers shall not make any Investment in or otherwise own, and the Parent shall not permit any Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower to make an Investment in or otherwise own, the following items which would cause the aggregate value of such holdings of the Parent, the Borrowers, and the other Subsidiaries of the Parent and the Borrowers to exceed the following percentages of the Parent's Gross Asset Value:

            (i) unimproved real estate, such that the aggregate book value of all such unimproved real estate exceeds 10% of the Parent's Gross Asset Value;

            (ii) Common stock, preferred stock, other capital stock, beneficial interest in trust, membership interest in limited liability companies and other equity interests in Persons (other than Subsidiaries and
      Unconsolidated Affiliates), such that the aggregate value of such interests calculated on the basis of the lower of cost or market, exceeds 5% of the Parent's Gross Asset Value;

            (iii) Mortgages in favor of the Parent, any Borrower or any other Subsidiary of the Parent or any Borrower, such that the aggregate book value of Indebtedness secured by such Mortgages exceeds 5% of the Parent's Gross Asset Value;

            (iv) Investments in Unconsolidated Affiliates, such that the aggregate value of such Investments exceeds 15% of the Parent's Gross Asset Value. For purposes of this clause (iv), the "value" of any such Investment in such a non-corporate Person shall equal (1) with respect to any of such Person's Properties under construction, the Parent's Ownership Share of the book value of Construction in Process for such Property as of the date of determination and (2) with respect to any of such Person's Properties which have been completed, the Parent's Ownership Share of Capitalized EBITDA of such Person attributable to such Properties; and

      In addition to the foregoing limitations, the aggregate value of the Investments subject to the limitations in the preceding clauses (i) through (iv) shall not exceed 25% of the Parent's Gross Asset Value.

      Additionally, the aggregate amount of the Construction Budgets for Development Properties in which the Parent either has a direct or indirect ownership interest shall not exceed 20% of the Parent's Gross Asset Value. If a Development Property is owned by an Unconsolidated Affiliate of the Parent, RCLP, any other Borrower or any Subsidiary, then the greater of (1) the product of (A) the Parent's, RCLP's, such other Borrower's or such Subsidiary's Ownership Share in such Unconsolidated Affiliate and (B) the amount of the Construction Budget for such Development Property or (2) the recourse obligations of the Parent, RCLP, such other Borrower or such Subsidiary relating to the Indebtedness of such Unconsolidated Affiliate, shall be used in calculating such investment limitation.

      SECTION 9.8.      Floating Rate Debt.
                        ------------------

      The Parent and the Borrowers will not and will not permit any of their Subsidiaries to incur, assume or suffer to exist any Unprotected Floating Rate Debt of the Parent and its Consolidated Subsidiaries in an aggregate outstanding principal amount in excess of 25% of Gross Asset Value of the Parent and its Consolidated Subsidiaries at any time.

      SECTION 9.9.      Limitation on Non-Wholly Owned Subsidiaries, Preferred
                        ------------------------------------------------------
                        Stock Entities and Unconsolidated Affiliates.
                        --------------------------------------------

      The Parent shall not permit the sum of (a) the value of Investments in Unconsolidated Affiliates plus (b) the Capitalized EBITDA of Consolidated Subsidiaries which are not Wholly Owned Subsidiaries to exceed 25% of the Gross Asset Value of the Parent and its Consolidated Subsidiaries as of the end of each fiscal quarter. For purposes of this section, the "value" of an Investment in an Unconsolidated Affiliate shall equal (1) with respect to any of such Unconsolidated Affiliate's Properties under construction, the Parent's Ownership Share of the book value of Construction in Process for such Property as of the date of determination and (2) with respect to any of such Unconsolidated Affiliate's Properties which have been completed, the Parent's Ownership Share of Capitalized EBITDA of such Unconsolidated Affiliate attributable to such Properties.

      SECTION 9.10.     Stabilized Retail Operating Properties.
                        --------------------------------------

      The Borrowers shall not permit the aggregate Unencumbered Pool Value of all Stabilized Retail Operating Properties to be less than 150% of all Unsecured Liabilities of the Parent and its Consolidated Subsidiaries at any time.

                               ARTICLE X. DEFAULTS

      SECTION 10.1.     Events of Default.
                        -----------------

      If one or more of the following events shall have occurred and be continuing:

      (a) Default in Payment. A Borrower shall fail to pay the principal amount of any Loan or any Reimbursement Obligation when due or (ii) any interest on any Loan or other Obligation, or any fees or other Obligations, owing by it within 5 Business Days of the due date thereof;

      (b)   Default in Performance.  The Parent or any Borrower shall fail to
            ----------------------
observe or perform any covenant or agreement contained in Section 8.12.,
Section 8.13. or Section 8.19. on its part to be performed;

      (c) Default in Performance-Cure. The Parent or any Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by the immediately preceding subsections (a) or (b)) for a period of 30 days after written notice thereof has been given to such Borrower or the Parent by the Agent;

      (d) Other Loan Documents. An Event of Default under and as defined in any Loan Document shall occur and be continuing or the Parent or any Borrower shall fail to observe or perform any covenant or agreement contained in any of the Loan Documents to which it is a party and such failure shall continue beyond any applicable period of grace;

      (e) Misrepresentations. Any written statement, representation or warranty made or deemed made by or on behalf of the Parent, any Borrower, any other Guarantor or any Development Affiliate Guarantor under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished or made or deemed made by or on behalf of the Parent, any Borrower, any other Guarantor or any Development Affiliate Guarantor to the Agent or any Lender, shall at any time prove to have been incorrect or misleading in any material respect when furnished or made.

      (f)   Indebtedness Cross-Default.
            --------------------------

            (i) The Parent, any Borrower, any other Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower shall fail to pay when due and payable the principal of, or interest on, any Indebtedness (other than the Loans) or any Contingent Obligations, which Indebtedness or Contingent Obligations have an aggregate outstanding principal amount of $5,000,000 or more;

            (ii) Any such Indebtedness or Contingent Obligations shall have (x) been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Indebtedness or (y) been required to be prepaid prior to the stated maturity thereof; or

            (iii) Any other event shall have occurred and be continuing which, with or without the passage of time, the giving of notice, a determination of materiality, the satisfaction of any condition or any combination of the foregoing, would permit any holder or holders of such Indebtedness or Contingent Obligations, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Indebtedness or Contingent Obligations or require any such Indebtedness or Contingent Obligations to be prepaid prior to its stated maturity.

      (g) Voluntary Bankruptcy Proceeding. The Parent, any Borrower, any other Guarantor, any Development Affiliate Guarantor or any other Affiliates shall:
(i) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection; (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate or partnership action for the purpose of effecting any of the foregoing.

      (h) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Parent, any Borrower, any other Guarantor, any Development Affiliate Guarantor or any other Affiliates, in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against the Parent, such Borrower, such Guarantor, such Development Affiliate Guarantor or such Affiliate (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered.

      (i)   Change of Control/Change in Management.
            --------------------------------------

            (w) (A) Any Person (or two or more Persons acting in concert) (other than the Stein Parties, US Realty or Security Capital Group) shall acquire "beneficial ownership" within the meaning of Rule 13d-3 of the Securities and Exchange Act of 1934, as amended, of the capital stock or securities of the Parent representing 20% or more of the aggregate voting power of all classes of capital stock and securities of the Parent entitled to vote for the election of directors or (B) during any twelve-month period (commencing both before and after the Agreement Date), individuals who at the beginning of such period were directors of the Parent shall cease for any reason (other than death or mental or physical disability) to constitute a majority of the board of directors of the Parent;

            (x) (A) Martin E. Stein, Jr., (B) any of his immediate family members consisting of his spouse and his lineal descendants (whether natural or adopted), and (C) any trusts established for the sole benefit of any of the foregoing, shall cease to own, directly or indirectly, in the aggregate, 125,000 shares of the outstanding common stock of the Parent (without regard to any dilution thereof);

            (y) US Realty or Security Capital Group shall cease to own, directly or indirectly, in the aggregate, at least 25% of the total outstanding common stock of the Parent; or

            (z)   the general partner of RCLP shall cease to be the Parent.

      (j)   Change in Ownership of Development Affiliates

            (x) RCLP shall cease to own at least 95% of the outstanding preferred stock, and at least 7% of the outstanding common stock, of RRG; or

            (y) any Person other than Martin E. Stein, Jr., RRG or RCLP shall acquire any of the issued and outstanding equity interests of RRG; or

            (z) any Person other than RRG or RCLP (or its Wholly Owned Subsidiaries) shall acquire any of the issued and outstanding equity interests of a Development Joint Venture.

      (k) ERISA. The assets of the Parent, any Borrower or any other Guarantor, any Development Affiliate Guarantor at any time constitute assets, within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder, of any ERISA Plan or Non-ERISA Plan;

      (l)  Litigation.  The Parent,  any  Borrower or any other  Guarantor,  any
Development Affiliate Guarantor shall disavow, revoke or terminate any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of this Agreement, any Note or any other Loan Document.

      (m) Judgment. A judgment or order for the payment of money (not adequately covered by insurance as to which the insurance company has acknowledged coverage in writing) shall be entered against the Parent, any Borrower or any Subsidiary of the Parent or any Borrower by any court or other tribunal which exceeds, individually or together with all other such judgments or orders entered against the Parent, such Borrower or such Subsidiary, $5,000,000 in amount (or which could otherwise have a Materially Adverse Effect) and such judgment or order shall continue for a period of 30 days without being stayed or dismissed through appropriate appellate proceedings.

      (n) Attachment. A warrant, writ of attachment, execution or similar process shall be issued against any property of the Parent, any Borrower or any Subsidiary of the Parent or any Borrower which exceeds, individually or together with all other such warrants, writs, executions and processes, $5,000,000 in amount and such warrant, writ, execution or process shall not be discharged, vacated, stayed or bonded for a period of 30 days.

      (o) Damage; Strike; Casualty. Any material damage to, or loss, theft or destruction of, any Property, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than 30 consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities of the Parent, any Borrower, any other Guarantor, any Development Affiliate Guarantor or any other Subsidiary of the Parent or any Borrower if any such event or circumstance could reasonably be expected to have a Materially Adverse Effect.

      (p) Guarantors. Any Guarantor or any Development Affiliate Guarantor shall fail to comply with any term, covenant, condition or agreement contained in the Guaranty or the Development Affiliate Guaranty, respectively, or any Guarantor or Development Affiliate Guarantor shall disavow, revoke or terminate or attempt to do any of the foregoing with respect to the Guaranty or Development Affiliate Guaranty, respectively.

      SECTION 10.2.     Remedies.
                        --------

      Upon the occurrence of an Event of Default, and in every such event, the Agent shall, upon the direction of the Majority Lenders, (i) by notice to the Borrowers terminate the Commitments, which shall thereupon terminate, and (ii) by notice to the Borrowers declare the Loans and all other Obligations and an amount equal to the Stated Amount of all Letters of Credit then outstanding to be, and the Loans and all other Obligations and an amount equal to the Stated Amount of all Letters of Credit then outstanding for deposit into the Collateral Account shall thereupon become, immediately due and payable without presentment, demand, protest or notice of intention to accelerate, all of which are hereby waived by the Borrowers. If the Agent has exercised any of the rights provided under the preceding sentence, the Swingline Lender shall: (I) declare the principal of, and accrued interest on, the Swingline Loans and the Swingline Notes at the time outstanding, and all of the other Obligations owing to the Swingline Lender, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Borrower and (II) terminate the Swingline Commitment and the obligation of the Swingline Lender to make Swingline Loans. Notwithstanding the foregoing, upon the occurrence of any of the Events of Default specified in Section 10.1.(g) or (h) above, without any notice to the Borrowers or any other act by the Agent, the Commitments and the Swingline Commitment shall thereupon immediately and automatically terminate and the Loans and all other Obligations and an amount equal to the Stated Amount of all Letters of Credit then outstanding for deposit into the Collateral Account shall become immediately due and payable without presentment, demand, protest, notice of intention to accelerate or notice of acceleration, or other notice of any kind, all of which are hereby waived by the Borrowers. Upon the occurrence and during the continuance of a Default under Section 10.1.(h) or Section 10.1.(i)(y), the right of the Borrowers to request Revolving Loans and Swingline Loans shall be suspended.

      SECTION 10.3.     Allocation of Proceeds.
                        ----------------------

      If an Event of Default shall have occurred and be continuing and the maturity of the Notes has been accelerated, all payments received by the Agent under any of the Loan Documents, in respect of any principal of or interest on the Obligations or any other amounts payable by a Borrower hereunder or thereunder, shall be applied by the Agent in the following order and priority:

            (a) amounts due to the Agent and the Lenders in respect of fees and expenses due under Section 12.3.;

            (b) payments of interest on Swingline Loans owing by such Borrower;

            (c) payments of interest on all other Loans and Reimbursement Obligations owing by such Borrower, to be applied for the ratable benefit of the Lenders;

            (d) payments of principal of Swingline Loans owing by such Borrower;

            (e) payments of principal of all other Loans and Reimbursement Obligations owing by such Borrower, to be applied for the ratable benefit of the Lenders;

            (f) amounts to be deposited into the Collateral Account in respect of Letters of Credit issued for the account of such Borrower;
            (g) amounts due to the Agent and the Lenders pursuant to Sections 11.8. and 12.5.;

            (h) payments of all other amounts due and owing by such Borrower under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders; and

            (i) any amount remaining after application as provided above, shall be paid to such Borrower or whomever else may be legally entitled thereto.

      SECTION 10.4.     Rights Cumulative.
                        -----------------

      The rights and remedies of the Agent and the Lenders under this Agreement and each of the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Agent and the Lenders may be selective and no failure or delay by the Agent or any of the Lenders in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

      SECTION 10.5.     Recission of Acceleration by Majority Lenders.
                        ---------------------------------------------

      If at any time after acceleration of the maturity of the Loans and the other Obligations, each Borrower shall pay all arrears of interest and all payments on account of principal of the Obligations owing by such Borrower and which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by Applicable Law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Defaults (other than nonpayment of principal of and accrued interest on such Obligations due and payable solely by virtue of acceleration) shall be remedied or waived to the satisfaction of the Majority Lenders, then by written notice to the Borrowers, the Majority Lenders may elect, in the sole discretion of such Majority Lenders, to rescind and annul the acceleration and its consequences. The provisions of the preceding sentence are intended merely to bind all of the Lenders to a decision which may be made at the election of the Majority Lenders, and are not intended to benefit the Borrowers and do not give the Borrowers the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are satisfied.

      SECTION 10.6.     Collateral Account.
                        ------------------

      (a) As collateral security for the prompt payment in full when due of all Letter of Credit Liabilities, each Borrower hereby pledges and grants to the Agent, for the benefit of the Lenders as provided herein, a security interest in all of such Borrower's right, title and interest in and to the Collateral Account and the balances from time to time in the Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Collateral Account shall not constitute payment of any Letter of Credit Liabilities until applied by the Agent as provided herein.
Anything in this Agreement to the contrary notwithstanding, funds held in the Collateral Account shall be subject to withdrawal only as provided in this Section.

      (b) Amounts on deposit in the Collateral Account shall be invested and reinvested by the Agent in such investments as the Agent shall determine in its sole discretion. All such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Agent. The Agent shall exercise reasonable care in the custody and preservation of any funds held in the Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Agent accords other funds deposited with the Agent, it being understood that the Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Collateral Account.

      (c) If an Event of Default shall have occurred and be continuing, the Agent may (and, if instructed by the Majority Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and credit the proceeds thereof to the Collateral Account and apply or cause to be applied such proceeds and any other balances in the Collateral Account deposited by, or otherwise credited to, a Borrower to the payment of any of the Letter of Credit Liabilities of such Borrower then due and payable.

      (d) When all of the Obligations shall have been indefeasibly paid in full and no Letters of Credit remain outstanding, the Agent shall promptly deliver to the Borrowers, against receipt but without any recourse, warranty or representation whatsoever, the balances remaining in the Collateral Account.

      (e) The Borrowers shall pay to the Agent from time to time such fees as the Agent normally charges for similar services in connection with the Agent's administration of the Collateral Account and investments and reinvestments of funds therein.

                              ARTICLE XI. THE AGENT

      SECTION 11.1.     Appointment and Authorization.
                        -----------------------------

      Each Lender irrevocably appoints and authorizes the Agent to take such action as the contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto. The Borrowers shall be entitled to rely conclusively upon a written notice or written response from the Agent as being made pursuant to the requisite concurrence or consent of the Lenders necessary to take such action without investigation or otherwise contacting the Lenders hereunder. Nothing herein shall be construed to deem the Agent a trustee for any Lender nor to impose on the Agent duties or obligations other than those expressly provided for herein. Not in limitation of the foregoing, each Lender agrees the Agent has no fiduciary obligations to such Lender under this Agreement, any other Loan Document or otherwise. At the request of a Lender, the Agent will forward to each Lender copies or, where appropriate, originals of the documents delivered to the Agent pursuant to Section 6.1. The Agent shall deliver to each Lender, promptly upon receipt thereof by the Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Agent pursuant to Sections 8.1.(a) through (p) and (r) through (t) and will, at the request of, and at the expense of, a Lender, deliver to such Lender a copy of each of the documents delivered to the Agent pursuant to Section 8.1.(q). The Agent will also furnish to any Lender, upon the request of such Lender, a copy of any certificate or notice furnished to the Agent by a Borrower pursuant to this Agreement or any other Loan Document not already delivered to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all the Lenders and all holders of Notes; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has obtained knowledge of such Default or Event of Default in the manner provided for under Section 11.5. In the event that the Agent has actual knowledge of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. Each Lender authorizes and directs the Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Majority Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Majority Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Not in limitation of the foregoing, the Agent shall not exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Majority Lenders have so directed the Agent to exercise such right or remedy.

      SECTION 11.2.     The Agent and Affiliates.
                        ------------------------

      Wells Fargo, as a Lender, shall have the same rights and powers under this Agreement and any other Loan Document as any other Lender and may exercise the same as though it were not the Agent; and the term "the Lender" or "the Lenders" shall, unless otherwise expressly indicated, include Wells Fargo in each case in its individual capacity. Wells Fargo and its affiliates and the other Lenders and their respective affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, and generally engage in any kind of business with any Borrower and any Affiliate of any such Borrower as if Wells Fargo or such Lender were any other bank and without any duty to account therefor to the other Lenders.

      SECTION 11.3.     Collateral Matters.
                        ------------------

      Each Lender authorizes and directs the Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Majority Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Majority Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders.

      SECTION 11.4.     Approvals of the Lenders.
                        ------------------------

      All communications from the Agent to any Lender requesting such Lender's determination, consent, approval or disapproval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested, or shall advise such Lender where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved, (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials and a summary of all oral information provided to the Agent by a Borrower in respect of the matter or issue to be resolved, and (d) shall include the Agent's recommended course of action or determination in respect thereof. Unless a Lender shall give written notice to the Agent that it objects to the recommendation or determination of the Agent (together with a written explanation of the reasons behind such objection) within 10 Business Days (or such lesser period as may be required under the Loan Documents for the Agent to respond), such Lender shall be deemed to have conclusively approved of or consented to such recommendation or determination.

      SECTION 11.5.     Notice of Defaults.
                        ------------------

      The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received notice from a Lender or a Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a "notice of default." If any Lender becomes aware of any Default or Event of Default, it shall promptly send to the Agent such "notice of default." Further, if the Agent receives such a "notice of default", the Agent shall give prompt notice thereof to the Lenders.

      SECTION 11.6.     Consultation with Experts.
                        -------------------------

      The Agent may consult with legal counsel (who may be counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

      SECTION 11.7.     Liability of the Agent.
                        ----------------------

      Neither the Agent nor any of its affiliates nor any of their respective directors, officers, the Agents or employees shall be liable for any action taken or not taken by the Agent in connection with any of the Loan Documents in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, the Agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (a) any statement, warranty or representation made in connection with any of the Loan Documents, or any borrowing hereunder, (b) the performance or observance of any of the covenants or agreements of a Borrower, a Guarantor or a Development Affiliate Guarantor, (c) the satisfaction of any condition specified in Article VI., or (d) the validity, effectiveness or genuineness of any of the Loan Documents or any other instrument or writing furnished in connection herewith or therewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

      SECTION 11.8.     Indemnification of the Agent.
                        ----------------------------

      The Lenders agree to indemnify the Agent (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so) in accordance with the Lenders' respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (i) to the extent arising from the Agent's gross negligence or willful misconduct or (ii) if the Agent fails to follow the written direction of the Majority Lenders unless such failure is pursuant to the Agent's good faith reliance on the advice of counsel of which the Lenders have received notice. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) reasonably incurred by the Agent in connection with the preparation, execution, administration, or enforcement of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, to the extent that the Agent is not reimbursed for such expenses by the Borrowers. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement.

      SECTION 11.9.     Credit Decision.
                        ---------------

      Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or other affiliates has made any representations or warranties to such Lender and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrowers, the Guarantors and the Development Affiliate Guarantors, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender acknowledges that it has, independently and without reliance upon the Agent, any other Lender or counsel to the Agent, and based on the financial statements of the Borrowers, the Guarantors or the Development Affiliate Guarantors and their affiliates, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and the transaction contemplated hereby. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any other Lender or counsel to the Agent, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of any Borrower, any Guarantor, any Development Affiliate Guarantor or any other Affiliate which may come into possession of the Agent or any of its officers, directors, employees, the Agents, attorneys-in-fact or other affiliates. Each Lender acknowledges that the Agent's legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Agent and is not acting as counsel to such Lender.

      SECTION 11.10.    Successor Agent.
                        ---------------

      The Agent may resign at any time by giving 30 days' prior written notice thereof, to the Lenders and RCLP. The Agent may be removed as the Agent under the Loan Documents for good cause upon 30 days' prior written notice to the Agent by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the current Agent's giving of notice of resignation or the Majority Lenders' removal of the current Agent, then the current Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a Lender, if any Lender shall be willing to serve. Any successor Agent must be a bank whose debt obligations (or whose parent's debt obligations) are rated not less than investment grade or its equivalent by a Rating Agency and which has total assets in excess of $10,000,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the current Agent, and the current Agent shall be discharged from its duties and obligations hereunder. After any current Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent. Notwithstanding anything contained herein to the contrary, the Agent may assign its rights and duties hereunder to any of its affiliates by giving the Borrowers and each Lender prior written notice thereof.

      SECTION 11.11.    Approvals and Other Actions by Majority Lenders.
                        -----------------------------------------------

      Each of the following shall require the approval of, or may be taken at the request of, the Majority Lenders:

      (a) Approval of Eligible Properties as Unencumbered Pool Properties as provided in Section 4.1.(c);

      (b) Termination of the Commitments and acceleration of the Obligations upon the occurrence of an Event of Default as provided in Section 10.2.;

      (c)   Recission of acceleration of any of the Obligations as provided in
Section 10.5.;

      (d) Removing the Agent for good cause and approving of its replacement as provided in Section 11.10.; and

      (e) Except as specifically provided otherwise in Section 12.7., any consent or approval regarding, any waiver of the performance or observance by a Borrower of and the waiver of the continuance of any Default or Event of Default in respect of, any term of this Agreement or any other Loan Document.

      SECTION 11.12.    Documentation, Syndication and Managing Agents.
                        ----------------------------------------------

      None of the Documentation Agent, the Syndication Agent or the Managing Agents (each in such capacity, a "Titled Agent") assumes any responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for Lenders. The titles of "Documentation Agent", "Syndication Agent" and "Managing Agent" are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Agent, any Borrower or any Lender and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled.

                           ARTICLE XII. MISCELLANEOUS

      SECTION 12.1.     Notices.
                        -------

      All notices, requests and other communications to any party under the Loan Documents shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party as follows:

      If to a Borrower:

            c/o Regency Realty Corporation
            121 West Forsyth Street, Suite 200
            Jacksonville, Florida  32202
            Attention:  Chief Financial Officer
            Telecopier:  (904) 634-3428
            Telephone:  (904) 356-7000

      If to a Lender or the Agent:

            To such Lender's or the Agent's Lending Office

or as to each party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (a) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (b) if given by any other means (including facsimile), when delivered at the applicable address provided for in this Section; provided that notices to the Agent under Article II., and any notice of a change of address for notices, shall not be effective until received. In addition to the Agent's Lending Office, the Borrowers shall send copies of the information described in Section 8.1. to the following address of the Agent:

            Wells Fargo Bank, National Association
            Real Estate Group
            Koll Center
            2030 Main Street, Suite 800
            Irvine, California  92714
            Attention:  Ms. Rita Swayne

      SECTION 12.2.     No Waivers.
                        ----------

      No failure or delay by the Agent or any Lender in exercising any right, power or privilege under any Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in the Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 12.3.     Expenses.
                        --------

      The Borrowers jointly and severally agree to pay on demand all present and future reasonable expenses of:

      (a) the Agent in connection with the negotiation, preparation, execution and delivery (including reasonable out-of-pocket costs and expenses incurred in connection with the assignment of Commitments pursuant to Section 12.8.) of this Agreement, the Notes and each of the other Loan Documents, whenever the same shall be executed and delivered, including appraisers' fees, search fees, recording fees and the reasonable fees and disbursements of: (i) Alston & Bird LLP, counsel for the Agent, and (ii) each local counsel retained by the Agent;

      (b) the Agent in connection with the negotiation, preparation, execution and delivery of any waiver, amendment or consent by the Agent or any Lender relating to this Agreement, the Notes or any of the other Loan Documents or sales of participations in any Lender's Commitment, including the reasonable fees and disbursements of counsel to the Agent;

      (c) the Agent and each of the Lenders in connection with any restructuring, refinancing or "workout" of the transactions contemplated by this Agreement, the Notes and the other Loan Documents, including the reasonable fees and disbursements of counsel to the Agent actually incurred;

      (d) the Agent and each of the Lenders, after the occurrence of a Default or Event of Default, in connection with the collection or enforcement of the obligations of the Borrowers under this Agreement, the Notes or any other Loan Document, including the reasonable fees and disbursements of counsel to the Agent or to any Lender actually incurred if such collection or enforcement is done by or through an attorney;

      (e) subject to any limitation contained in Section 12.5., the Agent and each of the Lenders in connection with prosecuting or defending any claim in any way arising out of, related to, or connected with this Agreement, the Notes or any of the other Loan Documents, including the reasonable fees and disbursements of counsel to the Agent or any Lender actually incurred and of experts and other consultants retained by the Agent or any Lender in connection therewith;

      (f) the Agent and each of the Lenders, after the occurrence of a Default or Event of Default, in connection with the exercise by the Agent or any Lender of any right or remedy granted to it under this Agreement, the Notes or any of the other Loan Documents including the reasonable fees and disbursements of counsel to the Agent or any Lender actually incurred;

      (g) the Agent in connection with costs and expenses incurred by the Agent in gaining possession of, maintaining, appraising, selling, preparing for sale and advertising to sell any collateral security, whether or not a sale is consummated; and

      (h) the Agent and each of the Lenders, to the extent not already covered by any of the preceding subsections, in connection with any bankruptcy or other proceeding of the type described in Sections 10.1.(g) or (h), and the reasonable fees and disbursements of counsel to the Agent and any Lender actually incurred in connection with the representation of the Agent or such Lender in any matter relating to or arising out of any such proceeding, including without limitation
(i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Agent or such Lender and (iii) the negotiation and preparation of any plan of reorganization of a Borrower, whether proposed by such Borrower, the Lenders or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding.

      SECTION 12.4.     Stamp, Intangible and Recording Taxes.
                        -------------------------------------

      The Borrowers jointly and severally agree to pay any and all stamp, intangible, registration, recordation and similar taxes, fees or charges and shall indemnify the Agent and each Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, recording, performance or enforcement of this Agreement, the Notes and any of the other Loan Documents or the perfection of any rights or Liens thereunder.

      SECTION 12.5.     Indemnification.
                        ---------------

      Each Borrower shall and hereby jointly and severally agrees to indemnify, defend and hold harmless the Agent and each of the Lenders and their respective directors, officers, the Agents and employees from and against (a) any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it results from their own gross negligence or willful misconduct) arising out of or by reason of any litigation, investigations, claims or proceedings which arise out of or are in any way related to: (i) this Agreement or the transactions contemplated thereby;
(ii) the making of Loans or issuance of Letters of Credit; (iii) any actual or proposed use by any Borrower of the proceeds of the Loans or of Letters of Credit; or (iv) the Agent's or the Lenders' entering into this Agreement, the other Loan Documents or any other agreements and documents relating hereto, including, without limitation, amounts paid in settlement, court costs and the reasonable fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing and (b) any such losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred in connection with any remedial or other similar action taken by any Borrower, the Agent or any of the Lenders in connection with the required compliance by any Borrower or any of the Subsidiaries, or any of their respective properties, with any federal, state or local Environmental Laws or other material environmental rules, regulations, orders, directions, ordinances, criteria or guidelines. If and to the extent that the obligations of a Borrower hereunder are unenforceable for any reason, the Borrowers hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law. The Borrowers' obligations hereunder shall survive any termination of this Agreement and the other Loan Documents and the payment in full of the Obligations, and are in addition to, and not in substitution of, any other of its other obligations set forth in this Agreement and the other Loan Documents.

      SECTION 12.6.     Setoff.
                        ------

      In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, each Lender is hereby authorized by each Borrower, at any time or from time to time upon the occurrence and during the continuance of an Event of Default but subject to the Agent's prior written consent, without notice to any Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by such Lender or any Affiliate of such Lender, to or for the credit or the account of such Borrower against and on account of any of the Obligations then due and owing by such Borrower. Each Borrower agrees, to the fullest extent it may effectively do so under Applicable Law, that any holder of a participation in a Note executed by such Borrower, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Borrower in the amount of such participation.

      SECTION 12.7.     Amendments.
                        ----------

      Any consent or approval required or permitted by this Agreement or in any other Loan Document (other than any agreement evidencing the fees referred to in Section 3.1.(e)) to be given by the Lenders may be given, and the performance or observance by a Borrower of any terms of any such Loan Document or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Lenders. Any provision of this Agreement or of any other Loan Document (other than any agreement evidencing the fees referred to in Section 3.1.(e)) may be amended or otherwise modified with, but only with, the written consent of the Borrowers and the Majority Lenders. Any provision of any agreement evidencing the fees referred to in Section 3.1.(e) may be amended or otherwise modified only in writing by the Agent and the Borrowers, and the performance or observance by any Borrower of any terms of any such agreement may be waived only with the written consent of the Agent. Notwithstanding the foregoing, none of the following may be amended or otherwise modified, nor may compliance by a Borrower, as applicable thereunder or with respect thereto be waived, without the written consent of all the Lenders and the Borrowers:

      (a) the principal amount of any Loan (including forgiveness of any amount of principal);

      (b) the rates of interest on the Loans and the amount of any interest payable on the Loans (including the forgiveness of any accrued but unpaid interest);

      (c) the dates on which any principal or interest payable by a Borrower under any Loan Document is due;

      (d) the provisions of the first sentence of Section 2.1.(a), Section 2.2.(a), Section 2.8.(f), Section 9.2. and this Section;

      (e)   the Revolving Credit Termination Date;

      (f)   the Termination Date;

      (g) the obligations of a Guarantor or Development Affiliate Guarantor under the Guaranty or Development Affiliate Guaranty, respectively, including the release of a Guarantor or Development Affiliate Guarantor, as applicable, therefrom (except as specifically permitted in the last sentence of Section 4.2.) or the obligations of RCLP under Section 12.16. or a Development Affiliate under
            Section 12.17. (except in connection with a transaction permitted under Section 8.13.(iii));

      (h) the definition of Borrowing Base, Commitment, Majority Lenders (or any minimum requirement necessary for the Lenders or Majority Lenders to take action hereunder), Pro Rata Share, Commitment and Maximum Loan Availability and Unencumbered Pool Value (and the definitions used in either such definition and the percentages and rates used in the calculation thereof); and

      (i)   the amount and payment date of any fees.

Further, no amendment, waiver or consent unless in writing and signed by the Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Agent under this Agreement or any of the other Loan Documents. Any amendment, waiver or consent relating to Section
2.3. or the obligations of the Swingline Lender under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action, require the written consent of the Swingline Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of any Lender or the Agent in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon any Borrower shall entitle any Borrower to other or further notice or demand in similar or other circumstances.

      SECTION 12.8.     Successors and Assigns.
                        ----------------------

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all the Lenders.

      (b) Any Lender may at any time grant to one or more banks or other financial institutions (each a "Participant") participating interests in its Commitment or the Obligations owing to such Lender. Except as otherwise provided in Section 12.6., no Participant shall have any rights or benefits under this Agreement or any other Loan Document. In the event of any such grant by a Lender of a participating interest to a Participant, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrowers and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Participant may not grant to any other Person any participating interest in such Participant's interest and that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrowers hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided, however, such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase such Lender's Commitment,
(ii) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender, or (iii) reduce the rate at which interest is payable thereon. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

      (c) Any Lender may with the prior written consent of the Agent and the Borrowers (which consent, in each case, shall not be unreasonably withheld) at any time assign to one or more Eligible Assignees (each an "Assignee") all or a portion of its rights and obligations under this Agreement and the Notes; provided, however, (i) no such consent by any Borrower shall be required (x) if a Default or Event of Default shall have occurred and be continuing or (y) in the case of an assignment to another Lender or an affiliate of another Lender;
(ii) any partial assignment shall be in an amount at least equal to $10,000,000 and after giving effect to such assignment the assigning Lender retains a Commitment, or if the Commitments have been terminated, holds Notes having an aggregate outstanding principal balance, of at least $10,000,000; (iii) after giving effect to any such assignment by the Agent, the Agent in its capacity as a Lender shall retain a Commitment, or if the Commitments have been terminated, hold Notes having an aggregate outstanding principal balance, greater than or equal to the Commitment of each other Lender (other than any Lender whose Commitment has increased as a result of a merger or combination with another Lender) and (iv) each such assignment shall be effected by means of an Assignment and Acceptance Agreement. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, such Assignee shall be deemed to be a Lender party to this Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such Assignment and Acceptance Agreement, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Lender, the Agent and the Borrowers shall make appropriate arrangements so that new Notes are issued to the Assignee and such transferor Lender, as appropriate. In connection with any such assignment, the transferor Lender shall pay to the Agent an administrative fee for processing such assignment in the amount of $3,000.

      (d) Any Lender (each, a "Designating Lender") may at any time while RCLP or the Parent, as the case may be, has been assigned an Investment Grade Rating from either S&P or Moody's designate one Designated Lender to fund Bid Rate Loans on behalf of such Designating Lender subject to the terms of this subsection (d) and the provisions in the immediately preceding subsections (b) and (c) shall not apply to such designation. No Lender may designate more than one Designated Lender. The parties to each such designation shall execute and deliver to the Agent for its acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, the Agent will accept such Designation Agreement and give prompt notice thereof to the Borrowers, whereupon, (i) each Borrower shall execute and deliver to the Designating Lender a Designated Lender Note payable to the order of the
Designated Lender, (ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right to make Bid Rate Loans on behalf of its Designating Lender pursuant to Section 2.2. after a Borrower has accepted a Bid Rate Loan (or portion thereof) of the Designating Lender, and (iii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrowers, the Agent and the Lenders for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 11.8. and any sums otherwise payable to the Borrowers by the Designated Lender. Each Designating Lender shall serve as the Agent of the Designated Lender and shall on behalf of, and to the exclusion of, the Designated Lender: (i) receive any and all payments made for the benefit of the Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as Agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf and shall be binding on the Designated Lender to the same extent as if signed by the Designated Lender on its own behalf. The Borrowers, the Agent and the Lenders may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender. The Borrowers, the Lenders and the Agent each hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (x) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (y) the Termination Date. In connection with any such designation the Designating Lender shall pay to the Agent an administrative fee for processing such designation in the amount of $2,000.

      (e) In addition to the assignments and participations permitted under the foregoing provisions of this Section, any Lender may assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank, and such Loans and Notes shall be fully transferable as provided therein. No such assignment shall release the assigning Lender from its obligations hereunder.

      (f) A Lender may furnish any information concerning a Borrower or any of its Subsidiaries in the possession of such Lender from time to time to Assignees and Participants (including prospective Assignees and Participants).

      (g) Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to any Borrower, the Parent or any of their respective affiliates or Subsidiaries.

      SECTION 12.9.     Governing Law.
                        -------------

      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

      SECTION 12.10.    Litigation.
                        ----------

      (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG ANY BORROWER, THE AGENT OR ANY OF LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND THAT A TRIAL BY JURY COULD RESULT IN SIGNIFICANT DELAY AND EXPENSE. ACCORDINGLY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF LENDERS, THE AGENT AND THE BORROWERS HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE BORROWERS ARISING OUT OF THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH THE COLLATERAL OR ANY LIEN OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWERS, THE AGENT OR ANY OF LENDERS OF ANY KIND OR NATURE.

      (b) THE BORROWERS, THE AGENT AND EACH LENDER EACH HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF THE AGENT, ANY STATE COURT LOCATED IN FULTON COUNTY, GEORGIA, SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE BORROWERS, THE AGENT OR ANY OF LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM OR THE COLLATERAL. THE BORROWERS EACH EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION. further, the BorrowerS EACH irrevocably waives, to the fullest extent permitted by APPLICABLE law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

      (c) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS AGREEMENT.

      SECTION 12.11.    Confidentiality.
                        ---------------

      Except as otherwise provided by Applicable Law, the Agent and each Lender shall utilize all non-public information obtained pursuant to the requirements of this Agreement in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to any of their respective affiliates (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (b) as reasonably required by any bona fide Assignee, Participant or other transferee in connection with the contemplated transfer of any Commitment or participations therein as permitted hereunder (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (c) as required by any Governmental Authority or representative thereof or pursuant to legal process; (d) to the Agent's or such Lender's independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); and (e) after the happening and during the continuance of an Event of Default, to any other Person, in connection with the exercise by the Agent or the Lenders of rights hereunder or under any of the other Loan Documents.

      SECTION 12.12.    Counterparts; Integration.
                        -------------------------

      This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement, together with the other Loan Documents, constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

      SECTION 12.13.    Invalid Provisions.
                        ------------------

      Any provision of this Agreement or any other Loan Document held by a court of competent jurisdiction to be illegal, invalid or unenforceable shall not invalidate the remaining provisions of such Loan Document which shall remain in full force and effect and the effect thereof shall be confined to the provision held invalid or illegal.

      SECTION 12.14.    No Novation.
                        -----------

      This Agreement and the other Loan Documents are being amended and restated in their entirety for the convenience of the parties hereto. This Agreement and the other Loan Documents merely amend, modify and restate the indebtedness, liabilities and obligations evidenced hereby and thereby and do not constitute, and it is the express intent of the parties hereto that this Agreement and the other Loan Documents do not effect, a novation of the existing indebtedness, liabilities and obligations incurred by RCLP and the other Loan Parties pursuant to the Existing Credit Agreement. Such indebtedness, liabilities and obligations continue to remain outstanding and are amended and modified only to the extent this Agreement and the other Loan Documents amend and modify the Existing Credit Agreement and the original Loan Documents executed and delivered in connection therewith. The parties agree that (a) all of the Loan Documents (as defined in the Existing Credit Agreement) not otherwise terminated or amended and restated in connection with the execution and delivery of this Agreement constitute and shall be deemed to be Loan Documents; (b) all such Loan Documents remain in full force and effect and (c) any reference to the Existing Credit Agreement in any such Loan Documents shall be deemed to be a reference to this Agreement.

      SECTION 12.15.  Additional Borrowers.
                      --------------------

      A Development Joint Venture may become a "Borrower" hereunder subject to satisfaction of the following conditions:

      (a) The Agent shall have received each of the following, in form and substance satisfactory to the Agent:

            (i) a Joinder Agreement executed by the Development Joint Venture to become a Borrower hereunder;

            (ii) Revolving Notes, Bid Rate Notes and a Swingline Note executed by such Development Joint Venture;

            (iii) the articles of incorporation, articles of organization, certificate of limited partnership or other comparable organizational instrument (if any) of such Development Joint Venture certified as of a recent date by the Secretary of State of the State of formation of such Development Joint Venture;

            (iv) a Certificate of Good Standing or certificate of similar meaning with respect to such Development Joint Venture issued as of a recent date by the Secretary of State of the State of formation of such Development Joint Venture and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Development Joint Venture is required to be so qualified;

            (v) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of such Development Joint Venture with respect to each of the officers of such Development Joint Venture authorized to execute and deliver the Loan Documents to which such Development Joint Venture is a party;

            (vi) copies certified by the Secretary or Assistant Secretary of Development Joint Venture (or other individual performing similar functions) of (1) the by-laws of such Development Joint Venture, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (2) all corporate, partnership, member or other necessary action taken by such Development Joint Venture to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

            (vii) an opinion of counsel to such Development Joint Venture, addressed to the Agent and Lenders, and regarding, among other things, the authority of such Development Joint Venture to execute, deliver and perform the Loan Documents to which it is a party, the enforceability of such Loan Documents as against such Development Joint Venture, and such other matters as the Agent or its counsel may request; and

            (viii) such other documents and instruments as the Agent may reasonably request;

      (b) There may be no more than two Development Joint Ventures which are Borrowers hereunder at any time; and

      (c) No Default or Event of Default shall have occurred and be continuing or would exist immediately after such Development Joint Venture becomes a Borrower.

      SECTION 12.16.  RCLP Jointly and Severally Liable for Obligations of
                      ----------------------------------------------------
            Other Borrowers.
            ---------------

      (a) Generally. RCLP AGREES THAT IT IS AND SHALL BE jointLY and severalLY LIABLE FOR ALL OBLIGATIONS OF THE OTHER BORROWERS HEREUNDER AND UNDER EACH OTHER LOAN DOCUMENT and all such obligations shall constitute a debt of rclp FOR ITS OWN ACCOUNT. Accordingly, the Lenders, the Swingline Lender and the Agent shall not be obligated or required before enforcing any Obligation of any other Borrower against such Borrower or any other Borrower: (i) to pursue any right or remedy the Lenders, the Swingline Lender or the Agent may have against the other Borrowers, any other Loan Party or any other Person or commence any suit or other proceeding against any other Borrower, any other Loan Party or any other Person in any court or other tribunal; (ii) to make any claim in a liquidation or bankruptcy of any other Borrower, any other Loan Party or any other Person; or (iii) to make demand of any other Borrower, any other Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Lenders, the Swingline Lender or the Agent which may secure any of the Obligations of the other Borrower. In this connection, RCLP hereby waives its rights to require any holder of the Obligations of the other Borrower to take action against the other Borrower as provided in Official Code of Georgia Annotated ss.10-7-24.

      (b) Obligations Absolute. The liability of RCLP under this Section shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, any circumstance which might constitute a defense available to, or a discharge of, RCLP under this Section.

      (c) Action with Respect to Obligations. The Lenders, the Swingline Lender and the Agent may, at any time and from time to time, without the consent of, or notice to, RCLP, and without discharging RCLP from its obligations under this
Section: (i) amend, modify, alter or supplement the terms of any of the Obligations of the other Borrowers; (ii) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of such Obligations;
(iii) release any Loan Party or other Person liable in any manner for the payment or collection of such Obligations; (iv) exercise, or refrain from exercising, any rights against the other Borrowers, any other Loan Party or any other Person; and (v) apply any sum, by whomsoever paid or however realized, to such Obligations in such order as the Lenders or the Swingline Lender shall elect.

      (d) Waiver. RCLP, to the fullest extent permitted by Applicable Law, hereby waives notice of any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of RCLP, or which otherwise might operate to discharge RCLP, from its obligations under this Section.

      (e) Reinstatement of Obligations. If claim is ever made on the Agent, any Lender or the Swingline Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Obligations of the other Borrowers, and the Agent, such Lender or the Swingline Lender repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (ii) any settlement or compromise of any such claim effected by the Agent, such Lender or the Swingline Lender with any such claimant (including any other Borrower or a trustee in bankruptcy for any other Borrower), then and in such event RCLP agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other Loan Documents, or any other instrument evidencing any liability of any other Borrower, and RCLP shall be and remain liable to the Agent, such Lender or the Swingline Lender for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Agent, such Lender or the Swingline Lender.

      (f) Subrogation. RCLP shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action RCLP may have against any other Borrower arising by reason of any payment or performance by RCLP pursuant to this Section, unless and until all of the Obligations have been indefeasibly paid and performed in full.

      (g) Subordination. RCLP hereby expressly covenants and agrees for the benefit of the Agent, the Lenders and the Swingline Lender that all obligations and liabilities of any of the Development Affiliates to RCLP of whatever description (collectively, the "Junior Claims") shall be subordinate and junior in right of payment to all Obligations. If an Event of Default shall have occurred and be continuing, then RCLP shall not accept any direct or indirect payment (in cash, property, securities by setoff or otherwise) from any other Borrower on account of or in any manner in respect of any Junior Claim until all of the Obligations have been indefeasibly paid in full.

      SECTION 12.17.  All Development Affiliates Jointly and Severally Liable.
                      -------------------------------------------------------

      (a) Generally. EACH DEVELOPMENT AFFILIATE AGREES THAT IT IS AND SHALL BE jointLY and severalLY LIABLE FOR ALL OBLIGATIONS OF THE OTHER DEVELOPMENT AFFILIATES HEREUNDER AND UNDER EACH OTHER LOAN DOCUMENT and all such obligations shall constitute a debt of EACH DEVELOPMENT AFFILIATE FOR ITS OWN ACCOUNT. Accordingly, the Lenders, the Swingline Lender and the Agent shall not be obligated or required before enforcing any Obligation of a Development Affiliate against any other Development Affiliate: (i) to pursue any right or remedy the Lenders, the Swingline Lender or the Agent may have against any other Development Affiliate, RCLP, any other Loan Party or any other Person or commence any suit or other proceeding against any other Development Affiliate, RCLP, any other Loan Party or any other Person in any court or other tribunal;
(ii) to make any claim in a liquidation or bankruptcy of any other Development Affiliate, RCLP, any other Loan Party or any other Person; or (iii) to make demand of any other Development Affiliate, RCLP, any other Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Lenders, the Swingline Lender or the Agent which may secure any of the Obligations of the other Development Affiliates. In this connection, each Development Affiliate hereby waives its rights to require any holder of the Obligations of the other Development Affiliates or RCLP to take action against the other Development Affiliates or RCLP as provided in Official Code of Georgia Annotated ss.10-7-24.

      (b) Obligations Absolute. The liability of each Development Affiliate under this Section shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, any circumstance which might constitute a defense available to, or a discharge of, each Development Affiliate under this Section.

      (c) Action with Respect to Obligations. The Lenders, the Swingline Lender and the Agent may, at any time and from time to time, without the consent of, or notice to, any Development Affiliate, and without discharging any Development Affiliate from its obligations under this Section: (i) amend, modify, alter or supplement the terms of any of the Obligations of the other Development Affiliates; (ii) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of such Obligations; (iii) release RCLP, any Loan Party or other Person liable in any manner for the payment or collection of such Obligations; (iv) exercise, or refrain from exercising, any rights against the other Development Affiliates, RCLP, any other Loan Party or any other Person; and (v) apply any sum, by whomsoever paid or however realized, to such Obligations in such order as the Lenders or the Swingline Lender shall elect.

      (d) Waiver. Each Development Affiliate, to the fullest extent permitted by Applicable Law, hereby waives notice of any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Development Affiliate, or which otherwise might operate to discharge such Development Affiliate, from its obligations under this Section.

      (e) Reinstatement of Obligations. If claim is ever made on the Agent, any Lender or the Swingline Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Obligations of the other Development Affiliates, and the Agent, such Lender or the Swingline Lender repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (ii) any settlement or compromise of any such claim effected by the Agent, such Lender or the Swingline Lender with any such claimant (including any other Development Affiliate or a trustee in bankruptcy for any other Development Affiliate), then and in such event each Development Affiliate agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other Loan Documents, or any other instrument evidencing any liability of any other Borrower, and each Development Affiliate shall be and remain liable to the Agent, such Lender or the Swingline Lender for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Agent, such Lender or the Swingline Lender.

      (f) Subrogation. No Development Affiliate shall enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Development Affiliate may have against any other Development Affiliate arising by reason of any payment or performance by any Development Affiliate pursuant to this Section, unless and until all of the Obligations have been indefeasibly paid and performed in full.

      (g) Subordination. Each Development Affiliate hereby expressly covenants and agrees for the benefit of the Agent, the Lenders and the Swingline Lender that all obligations and liabilities of any of the other Development Affiliates to such Development Affiliate of whatever description (collectively, the "Junior Claims") shall be subordinate and junior in right of payment to all Obligations. If an Event of Default shall have occurred and be continuing, then no Development Affiliate shall accept any direct or indirect payment (in cash, property, securities by setoff or otherwise) from any other Development Affiliate on account of or in any manner in respect of any Junior Claim until all of the Obligations have been indefeasibly paid in full.

      (h) No Guaranty of RCLP Obligations. None of the Development Affiliates or the Development Affiliate Guarantors have guaranteed the Obligations of RCLP hereunder or under any of the other Loan Documents.

      SECTION 12.18.  Avoidance Provisions.
                      --------------------

      It is the intent of the Borrowers, the Agent, the Lenders and the Swingline Lender that in any Proceeding, the maximum obligation of RCLP under
Section 12.16., or of a Development Affiliate under Section 12.17., shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Person under such Section (or any other obligations of such Person to the Agent, the Lenders and the Swingline Lender) to be avoidable or unenforceable against such Person in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code") and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Person hereunder (or any other obligations of such Person to the Agent, the Lenders and the Swingline Lender) shall be determined in any such Proceeding are referred to as the "Avoidance Provisions". Accordingly, to the extent that the obligation of RCLP under Section 12.16., or of a Development Affiliate under
Section 12.17., would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Obligations for which such Person shall be liable under the applicable Section shall be reduced to that amount which, as of the time any of such Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of such Person hereunder (or any other obligations of such Person to the Agent, the Lenders and the Swingline Lender), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Agent, the Lenders and the Swingline Lender to the maximum extent that would not cause the obligations of RCLP or the Development Affiliates, as the case may be, to be subject to avoidance under the Avoidance Provisions, and no such Borrower or any other Person shall have any right or claim under this Section as against the Agent, the Lenders and the Swingline Lender that would not otherwise be available to such Person under the Avoidance Provisions. For the purposes of this Section "Proceeding" means any of the following: (i) a voluntary or involuntary case concerning any Borrower shall be commenced under the Bankruptcy Code of 1978, as amended; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Borrower; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Borrower; (iv) any Borrower is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Borrower makes a general assignment for the benefit of creditors; (vii) any Borrower shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Borrower shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any Borrower shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Borrower for the purpose of effecting any of the foregoing.

                            [Signatures on Next Page]

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              REGENCY CENTERS, L.P.

                              By: Regency Realty Corporation, its sole general partner

                                By:
                                     Name: J. Christian Leavitt
                                     Title:  Senior Vice President and Secretary

                              REGENCY REALTY CORPORATION


                              By:
                                  Name: J. Christian Leavitt
                                   Title:   Senior Vice President and Secretary

      STATE OF GEORGIA

      COUNTY OF

                ----------------------------


      BEFORE ME, a Notary Public in and for said County, personally appeared J. Christian Leavitt, known to me to be a person who, as Senior Vice President and Secretary of Regency Realty Corporation, on its own behalf and as the general partner of Regency Centers, L.P., the entity which executed the foregoing Amended and Restated Credit Agreement, signed the same, and acknowledged to me that he did so sign said instrument in the name and upon behalf of said corporation as an officer of said corporation.

      IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this ____ day of July, 2000.

                         Notary Public

                         My Commission Expires:



                          [Signatures Continued on Next Page]

   [Signature       Page to Second Amended and Restated  Credit  Agreement dated as of July 21, 2000 with Regency Centers, L.P.]

                              REGENCY REALTY GROUP, INC.


                              By:
                                  Name: J. Christian Leavitt
                                   Title:  Vice President and Secretary

      STATE OF GEORGIA

      COUNTY OF

                ----------------------------

      BEFORE ME, a Notary Public in and for said County, personally appeared J. Christian Leavitt, known to me to be a person who, as Vice President and Secretary of Regency Realty Group, Inc., the entity which executed the foregoing Amended and Restated Credit Agreement, signed the same, and acknowledged to me that he did so sign said instrument in the name and upon behalf of said corporation as an officer of said corporation.

      IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this ____ day of July, 2000.

                         Notary Public

                         My Commission Expires:





                       [Signatures Continued on Next Page]

   [Signature       Page to Second Amended and Restated  Credit  Agreement dated as of July 21, 2000 with Regency Centers, L.P.]

                              WELLS FARGO BANK, NATIONAL ASSOCIATION, as the
                                Agent, as the Swingline Lender and as a Lender


                              By:
                                   Name:  Mary Ann Kelly
                                   Title:    Vice President

                              Lending Office (all Types of Loans):

                              Wells Fargo Bank, National Association
                              2859 Paces Ferry Road, Suite 1805
                              Atlanta, Georgia  30339
                              Attention:  Mary Ann Kelly
                              Telecopier:  (404) 435-2262
                              Telephone:  (404) 435-3800

                               Commitment Amount:

                              $100,000,000

                       [Signatures Continued on Next Page]

       [Signature Page to Second Amended and Restated Credit Agreement dated as of

                       July 21, 2000 with Regency Centers, L.P.]

                            FIRST UNION NATIONAL BANK

                              By:
                                      Name:

                                     Title:

                              Lending Office (all Types of Loans):

                            First Union National Bank

                                REIT Banking Unit

                              One First Union Center
                              Charlotte, North Carolina  28288-0166
                              Attention:  John A. Schissel
                              Telecopier:  (704) 383-6205
                              Telephone:  (704) 383-1967

                               Commitment Amount:

                              $100,000,000

       [Signature Page to Second Amended and Restated Credit Agreement dated as of

                       July 21, 2000 with Regency Centers, L.P.]

                              WACHOVIA BANK, N.A.


                              By:
                                      Name:

                                     Title:

                              Lending Office (all Types of Loans):

                              Wachovia Bank, N.A.
                              191 Peachtree Street, N.E., 30th Floor
                              Atlanta, Georgia  30303
                              Attention:  Cathy A. Casey
                              Telecopier:  (404) 332-4066
                              Telephone:  (404) 332-5649

                               Commitment Amount:

                              $100,000,000

       [Signature Page to Second Amended and Restated Credit Agreement dated as of

                       July 21, 2000 with Regency Centers, L.P.]

                              COMMERZBANK AG, NEW YORK BRANCH


                              By:
                                      Name:

                                     Title:

                              By:
                                      Name:

                                     Title:

                              Lending Office (all Types of Loans):

                              Commerzbank AG, New York Branch
                              2 World Financial Center
                              New York, New York  10281
                              Attention:  David Schwarz/ Christine Finkel
                              Telecopier:  (212) 266-7565
                              Telephone:  (212) 266-7632 / 7375

                               Commitment Amount:

                              $50,000,000

       [Signature Page to Second Amended and Restated Credit Agreement dated as of

                       July 21, 2000 with Regency Centers, L.P.]

                              PNC BANK, NATIONAL ASSOCIATION


                              By:
                                      Name:

                                     Title:

                              Lending Office (all Types of Loans):

                              PNC Bank, National Association
                              One PNC Plaza, 19th Floor
                              249 Fifth Avenue
                              Mail Stop- PI-POPP-19-2
                              Pittsburgh, Pennsylvania  15222
                              Attention:  Jan Dotchin
                              Telecopier:  (412) 768-5754
                              Telephone:  (412) 762-3986

                               Commitment Amount:

                              $50,000,000

       [Signature Page to Second Amended and Restated Credit Agreement dated as of

                       July 21, 2000 with Regency Centers, L.P.]

                              AMSOUTH BANK


                              By:
                                      Name:

                                     Title:

                              Lending Office (all Types of Loans):

                              AmSouth Bank
                              1900 5th Avenue North
                              AmSouth-Sonat Tower, 9th Floor
                              Birmingham, Alabama 35203
                              Attention:  Buddy Sharbel
                              Telecopier: (205) 326-4075
                              Telephone: (205) 581-7647

                               Commitment Amount:

                              $40,000,000

       [Signature Page to Second Amended and Restated Credit Agreement dated as of

                       July 21, 2000 with Regency Centers, L.P.]

                              CHASE BANK OF TEXAS, N.A.


                              By:
                                      Name:

                                     Title:

                              Lending Office (all Types of Loans):

                              Chase Bank of Texas, N.A.
                              707 Travis, 6th Floor North
                              Houston, Texas  77572
                              Attention:  Kent Kaiser
                              Telecopier: (713) 216-7713
                              Telephone: (713) 216-8699

                               Commitment Amount:

                              $35,000,000

       [Signature Page to Second Amended and Restated Credit Agreement dated as of

                       July 21, 2000 with Regency Centers, L.P.]

                                 SOUTHTRUST BANK

                              By:
                                      Name:

                                     Title:

                              Lending Office (all Types of Loans):

                              SouthTrust Bank
                              420 North 20th Street, 11th Floor
                              Birmingham, Alabama  35203
                              Attention:  Sam Boroughs- Corporate Banking
                              Telecopier: (205) 254-8270
                              Telephone: (205) 254-5039

                               Commitment Amount:

                              $35,000,000

       [Signature Page to Second Amended and Restated Credit Agreement dated as of

                       July 21, 2000 with Regency Centers, L.P.]

                              SUNTRUST BANK


                              By:
                                      Name:

                                     Title:

                              Lending Office (all Types of Loans):

                              SunTrust Bank
                              Real Estate Finance MC 081
                              P.O. Box 4418, 50 Hurt Plaza, Suite 700
                              Atlanta, Georgia  30303
                              Attention:  John Neill
                              Telecopier: (404) 827-6774
                              Telephone: (404) 588-8248

                               Commitment Amount:

                              $30,000,000

       [Signature Page to Second Amended and Restated Credit Agreement dated as of

                       July 21, 2000 with Regency Centers, L.P.]

                             ING (U.S.) CAPITAL LLC

                              By:
                                      Name:

                                     Title:

                              Lending Office (all Types of Loans):

                              ING Barings
                              55 E. 52nd Street, 35th Floor
                              New York, NY  10055
                              Attention:  Andrew Layton
                              Telecopier:  212-409-5853
                              Telephone: 212-409-1851

                               Commitment Amount:

                              $25,000,000

       [Signature Page to Second Amended and Restated Credit Agreement dated as of

                       July 21, 2000 with Regency Centers, L.P.]

                              FIRSTAR, N.A.


                              By:
                                      Name:

                                     Title:

                              Lending Office (all Types of Loans):

                              Firstar, N.A.
                              425 Walnut Street, 10th Floor, ML #9205
                             Cincinnati, Ohio 45202

                            Attention: Glenn Baumann

                              Telecopier: (513) 632-5590
                            Telephone: (513) 632-4473

                               Commitment Amount:

                              $25,000,000

       [Signature Page to Second Amended and Restated Credit Agreement dated as of

                       July 21, 2000 with Regency Centers, L.P.]

                              BANK ONE, NA (CHICAGO OFFICE)


                              By:
                                      Name:

                                     Title:

                              Lending Office (all Types of Loans):

                              Bank One, NA (Chicago Office)
                              1 Bank One Plaza
                              Mail Code IL1-0315
                              Chicago, Illinois 60670
                              Attention:  Patricia Leung
                              Telecopier: (312) 732-1117
                              Telephone: (312) 732-8619

                               Commitment Amount:

                              $20,000,000

       [Signature Page to Second Amended and Restated Credit Agreement dated as of

                       July 21, 2000 with Regency Centers, L.P.]

                              MELLON BANK, N.A.


                              By:
                                      Name:

                                     Title:

                              Lending Office (all Types of Loans):

                              Mellon Bank, N.A.
                              One Mellon Bank Center, Room 5325
                              Pittsburgh, Pennsylvania  15258-0001
                              Attention:  Theresa Sicuro
                              Telecopier: (412) 234-4146
                              Telephone: (412) 234-6757

                               Commitment Amount:

                              $15,000,000

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                  July 21, 2000

                                      among

                           REGENCY CENTERS, L.P., and

                           REGENCY REALTY GROUP, INC.,
                                                as the Borrowers,

                           REgency realty corpoRation,
                                                as the Parent,

 The financial institutions party hereto and their assignees under Section 12.8.
                                     hereof,
                                                as the Lenders,

                           FIRST UNION NATIONAL BANK,
                                                as Syndication Agent,

                              WACHOVIA BANK, N.A.,
                                                as Documentation Agent,

                                     Each of
                 COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH
                                       and

                         pnc bank, national Association,
                                                as a Managing Agent,

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                                as the Administrative Agent

                                      - v -
ATL01/10690729v10

                                TABLE OF CONTENTS

ARTICLE I.  DEFINITIONS......................................................1

      SECTION 1.1.   Definitions.............................................1
                     -----------
      SECTION 1.2.   General; References to Time............................22
                     ---------------------------

ARTICLE II. CREDIT FACILITY.................................................23

      SECTION 2.1.   Revolving Loans........................................23
                     ---------------
      SECTION 2.2.   Bid Rate Loans.........................................24
                     --------------
      SECTION 2.3.   Swingline Loans........................................27
                     ---------------
      SECTION 2.4.   Number of Interest Periods.............................28
                     --------------------------
      SECTION 2.5.   Continuation...........................................28
                     ------------
      SECTION 2.6.   Conversion.............................................29
                     ----------
      SECTION 2.7.   Interest Rate..........................................29
                     -------------
      SECTION 2.8.   Repayment of Loans.....................................29
                     ------------------
      SECTION 2.9.   Voluntary Reductions of the Commitments................31
                     ---------------------------------------
      SECTION 2.10.  Extension of Revolving Credit Termination Date.........31
                     ----------------------------------------------
      SECTION 2.11.  Term Loan Conversion...................................32
                     --------------------
      SECTION 2.12.  Notes..................................................33
                     -----
      SECTION 2.13.  Option to Replace Lenders..............................33
                     -------------------------
      SECTION 2.14.  Amount Limitations.....................................33
                     ------------------
      SECTION 2.15.  Letters of Credit......................................34
                     -----------------

ARTICLE III.         GENERAL LOAN PROVISIONS................................37

      SECTION 3.1.   Fees...................................................37
                     ----
      SECTION 3.2.   Computation of Interest and Fees.......................38
                     --------------------------------
      SECTION 3.3.   Pro Rata Treatment.....................................38
                     ------------------
      SECTION 3.4.   Sharing of Payments, Etc...............................39
                     ------------------------
      SECTION 3.5.   Defaulting Lenders.....................................40
                     ------------------
      SECTION 3.6.   Usury..................................................40
                     -----
      SECTION 3.7.   Agreement Regarding Interest and Charges...............40
                     ----------------------------------------
      SECTION 3.8.   Statements of Account..................................41
                     ---------------------
      SECTION 3.9.   Reliance...............................................41
                     --------
      SECTION 3.10.  Taxes..................................................41
                     -----

ARTICLE IV. UNENCUMBERED POOL PROPERTIES....................................42

      SECTION 4.1. Acceptance of Unencumbered Pool Properties...............42
                   ------------------------------------------
      SECTION 4.2.   Termination of Designation as Unencumbered
                     ------------------------------------------
            Pool Property...................................................45
            -------------
      SECTION 4.3.   Additional Requirements of Unencumbered Pool
                     --------------------------------------------
            Properties......................................................46
            ----------

ARTICLE V. YIELD PROTECTION, ETC............................................46

      SECTION 5.1.   Additional Costs; Capital Adequacy.....................46
                     ----------------------------------
      SECTION 5.2.   Suspension of LIBOR Loans..............................47
                     -------------------------
      SECTION 5.3.   Illegality.............................................48
                     ----------
      SECTION 5.4.   Compensation...........................................48
                     ------------
      SECTION 5.5.   Treatment of Affected Loans............................48
                     ---------------------------
      SECTION 5.6.   Change of Lending Office...............................49
                     ------------------------

ARTICLE VI. CONDITIONS......................................................49

      SECTION 6.1.   Effectiveness..........................................49
                     -------------
      SECTION 6.2.   Conditions to All Loans and Letters of Credit..........51
                     ---------------------------------------------
      SECTION 6.3.   Conditions to Conversion to Term Loans.................51
                     --------------------------------------

ARTICLE VII.         REPRESENTATIONS AND WARRANTIES.........................52

      SECTION 7.1.   Existence and Power....................................52
                     -------------------
      SECTION 7.2.   Ownership Structure....................................52
                     -------------------
      SECTION 7.3.   Authorization of Agreement, Notes, Loan
                     ---------------------------------------
            Documents and Borrowings........................................52
            ------------------------
      SECTION 7.4.   Compliance of Agreement, Notes, Loan Documents
                     ----------------------------------------------
            and Borrowing with Laws, etc....................................53
            ----------------------------
      SECTION 7.5.   Compliance with Law; Governmental Approvals............53
                     -------------------------------------------
      SECTION 7.6.   Existing Indebtedness..................................53
                     ---------------------
      SECTION 7.7.   Title to Properties; Liens.............................53
                     --------------------------
      SECTION 7.8.   Unencumbered Pool Properties...........................53
                     ----------------------------
      SECTION 7.9.   Leases.................................................54
                     ------
      SECTION 7.10.  Material Contracts.....................................54
                     ------------------
      SECTION 7.11.  Margin Stock...........................................54
                     ------------
      SECTION 7.12.  Transactions with Affiliates...........................54
                     ----------------------------
      SECTION        7.13. Absence of Defaults..............................54
                           -------------------
      SECTION 7.14.  Financial Information..................................54
                     ---------------------
      SECTION 7.15.  Litigation.............................................55
                     ----------
      SECTION 7.16.  ERISA..................................................55
                     -----
      SECTION 7.17.  Environmental Matters..................................56
                     ---------------------
      SECTION 7.18.  Taxes..................................................56
                     -----
      SECTION 7.19.  Investment Company; Public Utility Holding
                     ------------------------------------------
            Company. 57
            -------
      SECTION 7.20.  Full Disclosure........................................57
                     ---------------
      SECTION 7.21.  Not Plan Assets........................................57
                     ---------------
      SECTION 7.22.  Business...............................................57
                     --------
      SECTION 7.23.  Title to Properties; Necessary Agreements,
                     ------------------------------------------
            Licenses, Permits; Adverse Contracts............................57
            ------------------------------------
      SECTION 7.24.  Non-Guarantor Entities.................................58
                     ----------------------

ARTICLE VIII.     COVENANTS.................................................58

      SECTION 8.1.   Information............................................58
                     -----------
      SECTION 8.2.   ERISA Reporting........................................61
                     ---------------
      SECTION 8.3.   Payment of Obligations.................................62
                     ----------------------
      SECTION 8.4.   Preservation of Existence and Similar Matters..........62
                     ---------------------------------------------
      SECTION 8.5.   Maintenance of Property................................62
                     -----------------------
      SECTION 8.6.   Conduct of Business....................................62
                     -------------------
      SECTION 8.7.   Insurance..............................................62
                     ---------
      SECTION 8.8.   Modifications to Material Contracts....................63
                     -----------------------------------
      SECTION 8.9.   Environmental Laws.....................................63
                     ------------------
      SECTION 8.10.  Compliance with Laws and Material Contracts............63
                     -------------------------------------------
      SECTION 8.11.  Inspection of Property, Books and Records..............63
                     -----------------------------------------
      SECTION 8.12.  Indebtedness...........................................64
                     ------------
      SECTION 8.13.  Consolidations, Mergers and Sales of Assets............64
                     -------------------------------------------
      SECTION 8.14.  Use of Proceeds and Letters of Credit..................64
                     -------------------------------------
      SECTION 8.15. Tenant Concentration....................................65
                    --------------------
      SECTION 8.16. Acquisitions............................................65
                    ------------
      SECTION 8.17.  Exchange Listing.......................................65
                     ----------------
      SECTION 8.18.  REIT Status............................................65
                     -----------
      SECTION 8.19.  Negative Pledge; Restriction on Distribution
                     --------------------------------------------
            Rights.  65
            ------
      SECTION 8.20.  Agreements with Affiliates.............................66
                     --------------------------
      SECTION 8.21.  ERISA Exemptions.......................................66
                     ----------------
      SECTION 8.22.  Compliance with and Amendment of Charter or
                     -------------------------------------------
            Bylaws.  66
            ------
      SECTION 8.23.  Distributions..........................................66
                     -------------
      SECTION 8.24.  New Guarantors.........................................67
                     --------------
      SECTION 8.25.  New Guarantors.........................................68
                     --------------
      SECTION 8.26.  Acquisitions or Developments of Properties.............69
                     ------------------------------------------
      SECTION 8.27.  Transfer of Properties to Borrower.....................70
                     ----------------------------------
      SECTION 8.28.  Asset Value of Non-Guarantor Entities..................70
                     -------------------------------------
      SECTION 8.29.  Hedging Agreements.....................................70
                     ------------------
      SECTION 8.30.  Limitation Relating to Regency Realty Group,
                     --------------------------------------------
            Inc.  70
            ----

Article IX. Financial Covenants.............................................71

      SECTION 9.1.   Minimum Net Worth......................................71
                     -----------------
      SECTION 9.2.   Ratio of Total Liabilities to Gross Asset

            Value.71

      SECTION 9.3.   Ratio of Secured Indebtedness to Gross Asset
                     --------------------------------------------
            Value.   71
            -----
      SECTION 9.4.   Ratio of EBITDA to Interest Expense....................71
                     -----------------------------------
      SECTION 9.5.   Ratios of EBITDA to Debt Service, Preferred
                     -------------------------------------------
            Stock Distributions and Reserve for Replacements................71
            ------------------------------------------------
      SECTION 9.6.   Unsecured Interest Expense Coverage....................72
                     -----------------------------------
      SECTION 9.7.   Permitted Investments..................................72
                     ---------------------
      SECTION 9.8.   Floating Rate Debt.....................................72
                     ------------------
      SECTION 9.9.   Limitation on Non-Wholly Owned Subsidiaries,
                     --------------------------------------------
            Preferred Stock Entities and Unconsolidated Affiliates..........73
            ------------------------------------------------------
      SECTION 9.10.  Stabilized Retail Operating Properties.................73
                     --------------------------------------

ARTICLE X.  DEFAULTS 73

      SECTION 10.1.  Events of Default......................................73
                     -----------------
      SECTION 10.2.  Remedies...............................................76
                     --------
      SECTION 10.3.  Allocation of Proceeds.................................76
                     ----------------------
      SECTION 10.4.  Rights Cumulative......................................77
                     -----------------
      SECTION 10.5.  Recission of Acceleration by Majority Lenders..........77
                     ---------------------------------------------
      SECTION 10.6.  Collateral Account.....................................77
                     ------------------

ARTICLE XI. THE AGENT.......................................................78

      SECTION 11.1.  Appointment and Authorization..........................78
                     -----------------------------
      SECTION 11.2.  The Agent and Affiliates...............................79
                     ------------------------
      SECTION 11.3.  Collateral Matters.....................................79
                     ------------------
      SECTION 11.4.  Approvals of the Lenders...............................79
                     ------------------------
      SECTION 11.5.  Notice of Defaults.....................................80
                     ------------------
      SECTION 11.6.  Consultation with Experts..............................80
                     -------------------------
      SECTION 11.7.  Liability of the Agent.................................80
                     ----------------------
      SECTION 11.8.  Indemnification of the Agent...........................80
                     ----------------------------
      SECTION 11.9.  Credit Decision........................................81
                     ---------------
      SECTION 11.10. Successor Agent........................................81
                     ---------------
      SECTION 11.11. Approvals and Other Actions by Majority
                     ---------------------------------------
            Lender81

      SECTION 11.12. Documentation, Syndication and Managing Agents.........82
                     ----------------------------------------------

ARTICLE XII.         MISCELLANEOUS..........................................82

      SECTION 12.1.  Notices................................................82
                     -------
      SECTION 12.2.  No Waivers.............................................83
                     ----------
      SECTION 12.3.  Expenses...............................................83
                     --------
      SECTION 12.4.  Stamp, Intangible and Recording Taxes..................84
                     -------------------------------------
      SECTION 12.5.  Indemnification........................................84
                     ---------------
      SECTION 12.6.  Setoff.................................................85
                     ------
      SECTION 12.7.  Amendments.............................................85
                     ----------
      SECTION 12.8.  Successors and Assigns.................................86
                     ----------------------
      SECTION 12.9.  Governing Law..........................................88
                     -------------
      SECTION 12.10. Litigation.............................................88
                     ----------
      SECTION 12.11. Confidentiality........................................89
                     ---------------
      SECTION 12.12. Counterparts; Integration..............................89
                     -------------------------
      SECTION 12.13. Invalid Provisions.....................................89
                     ------------------
      SECTION 12.14. No Novation............................................89
                     -----------
      SECTION 12.15.  Additional Borrowers..................................90
                      --------------------
      SECTION 12.16.  RCLP Jointly and Severally Liable for
                      -------------------------------------
            Obligations of Other Borrowers..................................91
            ------------------------------
      SECTION 12.17.  All Development Affiliates Jointly and
                      --------------------------------------
            Severally Liable................................................92
            ----------------
      SECTION 12.18.  Avoidance Provisions..................................93
                      --------------------

Exhibit A        Form of Assignment and Acceptance Agreement
Exhibit B        Form of Designation Agreement
Exhibit C        Form of Revolving Note
Exhibit D        Form of Bid Rate Note
Exhibit E        Form of Swingline Note
Exhibit F        Form of Notice of Borrowing
Exhibit G        Form of Notice of Continuation
Exhibit H        Form of Notice of Conversion
Exhibit I        Form of Bid Rate Quote Request
Exhibit J        Form of Bid Rate Quote
Exhibit K        Form of Bid Rate Quote Acceptance
Exhibit L        Form of Notice of Swingline Borrowing
Exhibit M        Form of Extension Request
Exhibit N-1      Form of Opinion of Counsel to the Loan Parties
Exhibit N-2      Form of Opinion of Counsel to the Agent
Exhibit O-1      Form of Guaranty
Exhibit O-2      Form of Development Affiliate Guaranty
Exhibit P        Form of Unencumbered Pool Certificate
Exhibit Q        Form of Compliance Certificate
Exhibit R        Form of Property Certificate
Exhibit S        Form of Joinder Agreement

Schedule 1.1.    Approved Grocery Stores
Schedule 4.1.    Unencumbered Pool Properties
Schedule 7.2.    Ownership Structure
Schedule 7.6.    Existing Indebtedness
Schedule 7.10.   Material Contracts
Schedule 7.12.   Transactions with Affiliates
Schedule 7.15.   Litigation
Schedule 7.16.   ERISA
Schedule 7.24.   Non-Guarantor Entities
Schedule 8.26.   Acquisition or Development of Properties
Schedule 8.29.   Hedging Agreements

ATL01/10690729v10

                                 Schedule 1.1(a)

                             Approved Grocery Stores

1. Grocery Stores wholly owned directly or indirectly by Wal-Mart Stores, Inc. and operating under the following names:

      Wal-Mart Neighborhood Market

2. Grocery Stores wholly owned directly or indirectly by Safeway Inc. and operating under the following names:


      Carr Quality Centers
      Dominicks

      Eagle Quality Centers (Alaska)
      Expo's
      Pak N Save
      Pavilion's
      Randall's
      Safeway
      Simon David
      Tom Thumb
      Vons


      3. Grocery Stores wholly owned directly or indirectly by Albertson's Inc. and operating under the following names:

      Acme
      Albertson's

      American Drug Stores
      Buttrey
      Jewel
      Lucky's
      Max's Warehouse
      Monte Mart